PROSPECTUS
                                                              November 1, 1996
                                                        Revised March 31, 1997

                          Countrywide Tax-Free Trust
                         312 Walnut Street, 21st Floor
                          Cincinnati, Ohio 45202-4094

                              TAX-FREE MONEY FUND
                        TAX-FREE INTERMEDIATE TERM FUND

==============================================================================

The Tax-Free Money Fund and the Tax-Free Intermediate Term Fund (individually a "Fund" and collectively the "Funds") are two separate series of Countrywide Tax-Free Trust.

The Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-quality, short-term municipal obligations.

THE TAX-FREE MONEY FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Tax-Free Intermediate Term Fund offers two classes of shares: Class A shares (sold subject to a maximum 2% front-end sales load and a 12b-1 fee of up to .25% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

Countrywide Investments, Inc. (the "Adviser") manages the Funds' investments and their business affairs.

This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1996, and amended March 31, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

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For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free)............................................800-543-0407
Cincinnati........................................................513-629-2050

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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

EXPENSE INFORMATION

==============================================================================

TAX-FREE MONEY FUND

SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases.................................  None
   Sales Load Imposed on Reinvested Dividends......................  None
   Exchange Fee....................................................  None
   Redemption Fee .................................................  None *
   Check Redemption Processing Fee (per check):
     First six checks per month....................................  None
     Additional checks per month................................... $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees................................................  .50%
   12b-1 Fees.....................................................  .09% (A)
   Other Expenses.................................................  .40%
                                                                   ------

   Total Fund Operating Expenses..................................  .99%
                                                                   ======

(A) The Fund may incur 12b-1 fees in an amount up to .25% of its average net assets.

TAX-FREE INTERMEDIATE TERM FUND

                                                                           CLASS A    CLASS C
SHAREHOLDER TRANSACTION EXPENSES                                            SHARES    SHARES
                                                                            ----------------
   Maximum Sales Load Imposed on Purchases (as a percentage of
   offering price).........................................................   2%        None
   Maximum Contingent Deferred Sales Load (as a percentage of original
   purchase price).........................................................  None *       1%
   Sales Load Imposed on Reinvested Dividends..............................  None       None
   Exchange Fee............................................................  None       None
   Redemption Fee..........................................................  None **    None **
   Check Redemption Processing Fee (per check):
     First six checks per month............................................  None       None
     Additional checks per month........................................... $0.25      $0.25

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.

** A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

                                                                           CLASS A    CLASS C
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)     SHARES     SHARES
                                                                           -----------------
   Management Fees......................................................     .50%       .50%
   12b-1 Fees(A) .......................................................     .16%       .69%
   Other Expenses.......................................................     .33%       .55%
                                                                          --------   -------
   Total Fund Operating Expenses........................................     .99%      1.74%
                                                                          ========   =======

(A)Class A shares may incur 12b-1 fees in an amount up to .25% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year except that 12b-1 fees for Class C shares of the Tax-Free Intermediate Term Fund have been restated to reflect an anticipated increase in distribution expenses to be incurred by such shares during the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                      CLASS A          CLASS C
                                                      SHARES,          SHARES,
                                                     TAX-FREE         TAX-FREE
                                 TAX-FREE          INTERMEDIATE     INTERMEDIATE
                                MONEY FUND         TERM FUND          TERM FUND
                                -----------------------------------------------
            1 Year                $   10              $   30            $   28
            3 Years                   32                  51                55
            5 Years                   55                  74                94
            10 Years                 121                 139               205

FINANCIAL HIGHLIGHTS
==============================================================================
The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1996 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

Tax-Free Money Fund

                                                     Per Share Data for a Share Outstanding Throughout Each Year(A)
===================================================================================================================
                                                         Year Ended June 30,
-------------------------------------------------------------------------------------------------------------------
                       1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
-------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year   $1.000   $1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $1.000
                     -------- -------- -------- -------- -------- -------- -------- -------- -------- -------
Net investment
income ............    0.031     0.030    0.021    0.024    0.036    0.050    0.055    0.053    0.045   0.040
                     -------- -------- -------- -------- -------- -------- -------- -------- -------- -------
Distributions from net
  investment income.  ( 0.031) (0.030)  (0.021)  (0.024)  (0.036)  (0.050)  (0.055)  (0.053)  (0.045) (0.040)
                     -------- -------- -------- -------- -------- -------- -------- -------- -------- -------
Net asset value at
  end of year ......  $1.000   $1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $1.000
                     ======== =======  ======== =======  =======  =======  =======  =======  ======== ========
Total return .......   3.15%    3.07%    2.12%    2.40%    3.63%    5.09%    5.69%    5.48%    4.53%   4.01%
                     ======== =======  ======== =======  =======  =======  =======  =======  ======== ========
Net assets at end
  of year (000's) ..  $25,342 $26,692  $31,168  $34,787  $50,000  $45,210  $46,727  $83,634  $115,670 $107,398
                     ======== =======  ======== =======  =======  =======  =======  =======  ======== ========
Ratio of expenses to
  average net assets   0.99%    0.99%    0.99%    0.99%    0.99%    0.99%    0.97%    0.94%    0.96%   0.93%

Ratio of net investment
  income to average
  net assets........   3.09%    3.00%    2.09%    2.39%    3.55%    4.98%    5.57%    5.30%    4.47%   3.93%
-------------------------------------------------------------------------------------------------------------------

(A) All per share data for the years ended prior to June 30, 1991 has been restated to reflect a 10 for 1 share split on February 28, 1990.

Tax-Free Intermediate Term Fund - Class A
                                                        Per Share Data for a Share Outstanding Throughout Each Year
==================================================================================================================
                                                         Year Ended June 30,
------------------------------------------------------------------------------------------------------------------
                          1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year...   $10.86   $10.69  $ 10.98  $ 10.42  $ 10.15  $ 10.05  $ 10.07  $ 10.13  $ 10.30  $10.34
                         ------   ------  -------  -------  -------  -------  -------  -------  -------  ------
Income from investment
  operations:
  Net investment income    0.50    0.49     0.48     0.53     0.59     0.62     0.64     0.63     0.56    0.55
  Net realized and
   unrealized gains
   (losses) on
   investments...         (0.01)   0.17    (0.29)    0.56     0.27     0.10    (0.02)   (0.06)   (0.17)  (0.04)
                         ------   ------  -------  -------  -------  -------  -------  -------  -------  ------
Total from investment
  operations .......       0.49    0.66     0.19     1.09     0.86     0.72     0.62     0.57     0.39    0.51
                         ------   ------  -------  -------  -------  -------  -------  -------  -------  ------
Distributions from net
  investment income ..   (0.50)   (0.49)  (0.48)    (0.53)   (0.59)   (0.62)   (0.64)   (0.63)   (0.56)  (0.55)
                         ------   ------  -------  -------  -------  -------  -------  -------  -------  ------
Net asset value at
  end of year ......    $10.85   $10.86  $ 10.69  $ 10.98  $ 10.42  $ 10.15  $ 10.05  $ 10.07  $ 10.13  $10.30
                       =======   =======  ======== =======  =======  =======  =======  =======  ======= =======
Total return(A) ....     4.51%    6.36%    1.70%   10.75%    8.78%    7.38%    6.35%    5.76%    3.88%   5.24%
                       =======   =======  ======== =======  =======  =======  =======  =======  ======= =======
Net assets at end of
  year (000's) .....   $67,675   $81,140  $106,472 $82,168  $26,720  $15,638  $15,875  $17,741  $21,916 $32,140
                       =======   =======  ======== =======  =======  =======  =======  =======  ======= =======
Ratio of expenses to
  average net
  assets(B) ........   0.99%    0.99%    0.99%    0.99%    1.07%    1.13%    1.09%    1.13%    1.19%    1.10%

Ratio of net investment
  income to average
  net assets........   4.52%    4.59%    4.35%    4.90%    5.75%    6.15%    6.39%    6.23%    5.51%     5.30%

Portfolio turnover
  rate..............     37%     32%      46%      28%      12%      48%      58%      82%      59%       26%

-------------------------------------------------------------------------------------------------------------------

(A) The total returns shown do not include the effect of applicable sales loads.

(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.08% and 1.25% for the years ended June 30, 1992 and 1988, respectively.

Tax-Free Intermediate Term Fund - Class C
                                                      Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================
                                                                                                 From Date of
                                                                                                Public Offering
                                                                     Year Ended June 30,       (Feb. 1, 1994)
                                                                                                    through
                                                                     1996            1995        June 30, 1994
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.......................... $     10.86     $     10.69     $      11.27
                                                                 ------------    ------------   -------------
Income from investment operations:
   Net investment income........................................        0.44            0.44             0.20
   Net realized and unrealized gains (losses) on investments....      ( 0.01 )          0.17            (0.58)
                                                                 ------------    ------------   -------------
Total from investment operations................................        0.43            0.61            (0.38)
                                                                 ------------    ------------   -------------
Distributions from net investment income........................      ( 0.44 )        ( 0.44 )          (0.20)
                                                                 ------------    ------------   -------------
Net asset value at end of period................................ $     10.85     $     10.86     $      10.69
                                                                 ============    ============   =============
Total return(A) ................................................        4.00%          5.82%           (8.28%)(C)
                                                                 ============    ============   =============
Net assets at end of period (000's)............................. $     5,239     $     4,814     $      3,084
                                                                 ============    ============   =============
Ratio of expenses to average net assets(B) .....................       1.49%           1.49%            1.45%(C)

Ratio of net investment income to average net assets............       4.02%           4.08%            3.79%(C)

Portfolio turnover rate.........................................         37%             32%              46%(C)

-------------------------------------------------------------------------------------------------------------------

(A) The total returns shown do not include the effect of applicable sales loads.

(B) Absent expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.75%(C) for the period ended June 30, 1994.

(C) Annualized.

INVESTMENT OBJECTIVES
==============================================================================
The Tax-Free Money Fund and the Tax-Free Intermediate Term Fund are two series of Countrywide Tax-Free Trust (the "Trust"), each with its own portfolio and investment objective(s). Neither Fund is intended to be a complete investment program, and there is no assurance that the investment objectives of either Fund can be achieved. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval. For a discussion of each Fund's investment practices, see "Investment Policies."

The TAX-FREE MONEY FUND seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital. The Fund seeks to achieve its investment objective by investing primarily in high-quality municipal obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks, maturing within thirteen months or less with a dollar-weighted average maturity of 90 days or less.

The investment objective of the Tax-Free Money Fund is fundamental and as such may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

The TAX-FREE INTERMEDIATE TERM FUND seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The investment objectives of the Tax-Free Intermediate Term Fund may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

INVESTMENT POLICIES
==============================================================================

The TAX-FREE MONEY FUND seeks to achieve its investment objective by investing primarily in high-quality, short-term Municipal Obligations (described below) determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

The dollar-weighted average maturity of the Tax-Free Money Fund will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

The TAX-FREE INTERMEDIATE TERM FUND seeks to achieve its investment objectives by investing primarily in high-grade Municipal Obligations. The Fund invests in Municipal Obligations and other securities which are rated at the time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa or A), Standard & Poor's Ratings Group (AAA, AA or A) or Fitch Investors Services, Inc. (AAA, AA or A), or unrated securities determined by the Adviser to be of comparable quality.

It is anticipated that under normal circumstances the Tax-Free Intermediate Term Fund will invest in Municipal Obligations with remaining maturities of twenty years or less and that the dollar-weighted average maturity of the Fund will be between three and ten years, although the Fund may invest in securities of any maturity, including tax-exempt notes and commercial paper determined by the Adviser to meet the Fund's quality standards. The Fund's quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody's (MIG 1, MIG 2 or MIG 3) or Fitch (F-1+, F-1 or F-2) or the two highest grades by Standard & Poor's (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), Standard & Poor's (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2). The Statement of Additional Information contains a description of tax-exempt notes and commercial paper and a description of Moody's, Standard & Poor's and Fitch ratings. If the Adviser determines that market conditions warrant a shorter or longer dollar-weighted average maturity, the Fund's investments will be adjusted accordingly.

It is a fundamental policy that under normal market conditions the assets of each Fund will be invested so that at least 80% of the annual income of each Fund will be exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund.

Each Fund may, from time to time, invest in taxable short-term, high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the assets of each Fund will be invested so that at least 80% of annual income will be exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, the assets of each Fund will be invested so that no more than 20% of each Fund's annual income will be subject to federal income tax. Under normal market conditions, each Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. Each Fund may invest in these taxable short-term obligations, for example, due to market conditions under which Municipal Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Funds reserve the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal income tax purposes, each Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal income tax, including shares of investment companies whose dividends are tax-exempt. Each Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by a Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. Each Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Tax-Free Money Fund will only invest in securities of other investment companies which hold themselves out to be money market funds.

MUNICIPAL OBLIGATIONS

Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax. For purposes of this definition, Municipal Obligations include participation interests in Municipal Obligations and shares of an investment company which invests its assets so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax. Municipal Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. Each Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Funds may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

Each Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Each Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

From time to time, each Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, neither Fund will invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. Each Fund will invest its assets so that no more than 20% of its annual income gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

Each Fund may purchase other types of Municipal Obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objectives and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

RISK FACTORS

The market value of investments available to the Funds, and therefore each Fund's yield, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The net asset value of the Tax-Free Intermediate Term Fund also will fluctuate due to these changes. The portfolio securities held by the Funds are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal.

There are additional risks associated with an investment in the Tax-Free Intermediate Term Fund. The Fund may purchase Municipal Obligations which are rated at the time of purchase within the three highest grades assigned by Moody's, Standard & Poor's or Fitch. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation. The lower rating also reflects a greater possibility that changing circumstances may impair the ability of the issuer to make timely payments of interest and principal. In addition, Municipal Obligations with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. Consequently, investors in the Tax-Free Intermediate Term Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Funds. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Funds so as to adversely affect their shareholders, the Funds would reevaluate their investment objectives and policies and submit possible changes in the Funds' structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, each Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

OTHER INVESTMENT TECHNIQUES

The Funds may also engage in the following investment techniques, each of which may involve certain risks:

PARTICIPATION INTERESTS. Each Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Funds intend to exercise their right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. Each Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

FLOATING AND VARIABLE RATE OBLIGATIONS. Each Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. Each Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. Neither Fund will invest more than 10% of its net assets in floating or variable rate obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If a Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets a Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

INVERSE FLOATING OBLIGATIONS. The Tax-Free Intermediate Term Fund may invest in securities representing interests in Municipal Obligations, known as inverse floating obligations, which pay interest rates that vary inversely to changes in the interest rates of specified short-term Municipal Obligations or an index of short-term Municipal Obligations. The interest rates on inverse floating obligations will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term Municipal Obligations increase or decrease in response to such changes. As a result, the market value of inverse floating obligations will generally be more volatile than the market values of fixed-rate Municipal Obligations.

WHEN-ISSUED OBLIGATIONS. Each Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. A Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the net asset value of the Tax-Free Money Fund and greater fluctuation of the net asset value of the Tax-Free Intermediate Term Fund. Each Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

LENDING PORTFOLIO SECURITIES. Each Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds' Custodian in an amount at least equal to the market value of the loaned securities. Each Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by either Fund without the affirmative vote of a majority of its outstanding shares.

OBLIGATIONS WITH PUTS ATTACHED. Each Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." Each Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. Each Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which a Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. Each Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by a Fund will not exceed 10% of its net assets.

LEASE OBLIGATIONS. The Tax-Free Intermediate Term Fund may invest in Municipal Obligations that constitute participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Tax-Free Intermediate Term Fund will seek to minimize these risks by not investing more than 10% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities, and by only investing in "non-appropriation" lease obligations that meet certain criteria of the Adviser. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. The Fund will only purchase unrated lease obligations which meet the Fund's quality standards, as determined by the Adviser, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

SECURITIES WITH LIMITED MARKETABILITY. Each Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Funds cannot exercise the related demand feature described above and as to which there is no secondary market; lease obligations for which there is no secondary market; and repurchase agreements not terminable within seven days.

BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, each Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. Neither Fund will make any additional purchases of portfolio securities while borrowings are outstanding. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described above. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES

==============================================================================

TAX-FREE MONEY FUND

Your initial investment in the Tax-Free Money Fund ordinarily must be at least $1,000. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Tax-Free Money Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Tax-Free Money Fund." An account application is included in this Prospectus.

You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Tax-Free Money Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with the Transfer Agent). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Tax-Free Money Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

TAX-FREE INTERMEDIATE TERM FUND

Your initial investment in the Tax-Free Intermediate Term Fund ordinarily must be at least $1,000. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Tax-Free Intermediate Term Fund." An account application is included in this Prospectus.

The Trust mails you confirmations of all purchases or redemptions of shares of the Tax-Free Intermediate Term Fund. Certificates representing shares are not ordinarily issued, but you may receive a certificate without charge by sending a written request to the Transfer Agent. Certificates for fractional shares will not be issued. If a certificate has been issued to you, you will not be permitted to redeem shares by check, to redeem or exchange shares by telephone or to use the automatic withdrawal plan as to those shares. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Tax-Free Intermediate Term Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the "Tax-Free Intermediate Term Fund."

Under the Open Account Program, you may also purchase shares of the Tax-Free Intermediate Term Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Tax-Free Intermediate Term Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

SALES LOAD ALTERNATIVES

The Tax-Free Intermediate Term Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee. See "Distribution Plans." Shares of the Tax-Free Intermediate Term Fund purchased prior to February 1, 1994 are Class A shares.

The Fund's alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

As an illustration, investors who qualify for reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 2% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 2-1/2 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 2-1/2 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Tax-Free Intermediate Term Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds of Countrywide Investments during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

                                CLASS A SHARES

Class A shares of the Tax-Free Intermediate Term Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

The public offering price of Class A shares applicable to investors whose accounts are opened after January 31, 1995 is the next determined net asset value per share plus a sales load as shown in the following table.

                                                                   SALES LOAD AS % OF:         DEALER
                                                                PUBLIC             NET      REALLOWANCE
                                                               OFFERING          AMOUNT   AS % OF PUBLIC
AMOUNT OF INVESTMENT                                             PRICE          INVESTED  OFFERING PRICE
--------------------                                           --------         --------  -------------
Less than $100,000                                               2.00%            2.04%           1.80%
$100,000 but less than $250,000                                  1.50             1.52            1.35
$250,000 but less than $500,000                                  1.00             1.01             .90
$500,000 but less than $1,000,000                                 .75              .76             .65
$1,000,000 or more                                               None*            None*

Investors whose accounts were opened prior to February 1, 1995 are subject to a different table of sales loads as follows:

                                                                   SALES LOAD AS % OF:        DEALER
                                                                PUBLIC             NET      REALLOWANCE
                                                               OFFERING          AMOUNT    AS % OF PUBLIC
AMOUNT OF INVESTMENT                                             PRICE          INVESTED  OFFERING PRICE
--------------------                                           --------         --------  -------------
Less than $500,000                                               1.00%            1.01%           1.00%
$500,000 but less than $1,000,000                                 .75              .76             .75
$1,000,000 or more                                               None*            None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply with respect to Class A shares if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

For initial purchases of Class A shares of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Tax-Free Intermediate Term Fund may be aggregated with concurrent purchases of Class A shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Class A Shares" below.

REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. You may purchase Class A shares of the Tax-Free Intermediate Term Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of Class A shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the "Tax-Free Intermediate Term Fund." The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A shares of the Tax-Free Intermediate Term Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

In addition, Class A shares of the Tax-Free Intermediate Term Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers and financial planners may also purchase Class A shares of the Tax-Free Intermediate Term Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

Trustees, directors, officers and employees of the Trust, the Adviser or the Transfer Agent, including members of the immediate family of such individuals, may also purchase Class A shares of the Tax-Free Intermediate Term Fund at net asset value.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Tax-Free Intermediate Term Fund (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

Redemptions of such Class A shares of the Tax-Free Intermediate Term Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

ADDITIONAL INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

                                CLASS C SHARES

Class C shares of the Tax-Free Intermediate Term Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

A contingent deferred sales load is imposed on Class C shares of the Tax-Free Intermediate Term Fund if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

           Year Since Purchase           Contingent Deferred
            Payment was Made                 Sales Load
           -------------------           -------------------
               First Year                        1%
               Thereafter                       None

In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares of the Tax-Free Intermediate Term Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

All sales loads imposed on redemptions are paid to the Adviser. The Adviser intends to pay a commission of 1% of the purchase amount to participating brokers at the time the investor purchases Class C shares of the Tax-Free Intermediate Term Fund.

The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

SHAREHOLDER SERVICES

==============================================================================

Contact the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares of the Tax-Free Intermediate Term Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

DIRECT DEPOSIT PLANS

Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

REINVESTMENT PRIVILEGE

If you have redeemed shares of the Tax-Free Intermediate Term Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year

HOW TO REDEEM SHARES
==============================================================================
You may redeem shares of either Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

A contingent deferred sales load may apply to a redemption of Class C shares of the Tax-Free Intermediate Term Fund or to a redemption of certain Class A shares of the Fund purchased at net asset value. See "How to Purchase Shares." A contingent deferred sales load may be imposed on a redemption of shares of the Tax-Free Money Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds from your Tax-Free Money Fund account will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

BY CHECK. You may establish a special checking account with either Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

If the amount of a check is greater than the value of the shares held in your account, the check will be returned. Shareholders of the Tax-Free Intermediate Term Fund should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

Shareholders of the Tax-Free Intermediate Term Fund should be aware that writing a check (a redemption of shares) is a taxable event. Shares of the Tax-Free Intermediate Term Fund for which certificates have been issued may not be redeemed by check. Shareholders who invest in the Tax-Free Money Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

THROUGH BROKER-DEALERS. You may also redeem shares of the Tax-Free Intermediate Term Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Funds' Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

If a certificate for shares of the Tax-Free Intermediate Term Fund was issued, it must be delivered to the Transfer Agent, or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE

==============================================================================

Shares of either Fund and of any other fund of Countrywide Investments may be exchanged for each other.

Shares of the Tax-Free Money Fund and Class A shares of the Tax-Free Intermediate Term Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

Class C shares of the Tax-Free Intermediate Term Fund, as well as Class A shares of the Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

COUNTRYWIDE TAX-FREE TRUST           COUNTRYWIDE INVESTMENT TRUST              COUNTRYWIDE STRATEGIC TRUST
Tax-Free Money Fund                  Short Term Government Income Fund         *U.S. Government Securities Fund
Ohio Tax-Free Money Fund             Institutional Government  Income Fund     *Equity Fund
California Tax-Free Money Fund       *Intermediate Term Government Income Fund *Utility Fund
Florida Tax-Free Money Fund          *Adjustable Rate U.S. Government          *Treasury Total Return Fund
*Tax-Free Intermediate Term Fund          Securities Fund
*Ohio Insured Tax-Free Fund          *Global Bond Fund

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS

==============================================================================

All of the net investment income of each Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The Funds will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

Distributions are paid according to one of the following options:

                  Share Option --  income distributions and capital
                                   gains distributions reinvested in
                                   additional shares.

                  Income Option -- income distributions and
                                   short-term capital gains distributions
                                   paid in cash; long-term capital gains
                                   distributions reinvested in additional
                                   shares.

                  Cash Option --   income distributions and capital gains
                                   distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

An investor in the Tax-Free Intermediate Term Fund who has received in cash any dividend or capital gains distribution may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES

==============================================================================

Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from a Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Funds may invest in such "specified private activity bonds" subject to the requirement that each Fund invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Funds may be a tax preference for corporate investors.

Redemptions and exchanges of shares of the Tax-Free Intermediate Term Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Tax-Free Intermediate Term Fund and sells them at a loss within six months, any loss will be disallowed for federal income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the Tax-Free Intermediate Term Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of either Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. Each Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Funds.

OPERATION OF THE FUNDS

==============================================================================

The Funds are diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Funds' investments and their business affairs. The Adviser was organized in 1974 and is also the investment adviser to four other series of the Trust, five series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Each Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

John J. Goetz, the Chief Investment Officer of the Adviser, is primarily responsible for managing the portfolio of each Fund. Mr. Goetz has been employed by the Adviser in various capacities since 1981 and has been managing each Fund's portfolio since October 1986.

The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.

The Transfer Agent also provides accounting and pricing services to the Funds. The Transfer Agent receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Funds) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of each Fund's daily net assets.

The Adviser serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Robert H. Leshner, President and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Tax-Free Intermediate Term Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLANS

==============================================================================

CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Tax-Free Money Fund and Class A shares of the Tax-Free Intermediate Term Fund have adopted a plan of distribution (the "Class A Plan") under which such shares may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

Pursuant to the Class A Plan, the Funds may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of shares of the Funds. For the fiscal year ended June 30, 1996, the Tax-Free Money Fund and Class A shares of the Tax-Free Intermediate Term Fund paid $24,000 and $110,441, respectively, to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders regarding the retention of shares of the Funds.

The annual limitation for payment of expenses pursuant to the Class A Plan is
 .25% of the Tax-Free Money Fund's average daily net assets and .25% of the Tax-Free Intermediate Term Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Tax-Free Intermediate Term Fund has adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of such shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per annum of the Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

Pursuant to the Class C Plan, the Tax-Free Intermediate Term Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class C shares. For the fiscal year ended June 30, 1996, Class C shares of the Tax-Free Intermediate Term Fund paid $22,343 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders regarding the retention of shares of the Fund.

Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by the Tax-Free Intermediate Term Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class C Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

GENERAL. Pursuant to the Plans, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. The Rules require fund-level accounting in which all sales charges--front-end load, 12b-1 fees or contingent deferred load--terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

==============================================================================

On each day that the Trust is open for business, the share price (net asset value) of the Tax-Free Money Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The share price of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares of the Tax-Free Intermediate Term Fund are determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Tax-Free Money Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Tax-Free Money Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Tax-Free Money Fund to maintain a stable net asset value per share of $1.

Tax-exempt portfolio securities are valued for the Tax-Free Intermediate Term Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Tax-Free Intermediate Term Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities. If, in the Adviser's opinion, the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion as to the price that a willing buyer would pay for the security. All other securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Tax-Free Intermediate Term Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION

==============================================================================

From time to time, the Tax-Free Money Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Tax-Free Money Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Tax-Free Money Fund may advertise together with its "current yield" or "effective yield" a tax-equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield."

From time to time, the Tax-Free Intermediate Term Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

The "average annual total return" of the Tax-Free Intermediate Term Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and, for Class A shares, the deduction of the current maximum sales load from the initial investment. The Tax-Free Intermediate Term Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

The "yield" of the Tax-Free Intermediate Term Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. In addition, the Tax-Free Intermediate Term Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield."

From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. Each Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

Further information about the Tax-Free Intermediate Term Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

ACCOUNT APPLICATION (check appropriate Fund)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

o  Tax-Free Money Fund (2)                  $_____________________
    Tax-Free Intermediate Term  Fund
    o  A Shares (3)                         $_____________________
    o  C Shares (16)                        $_____________________





                                   ACCOUNT NO.     ___________________________
                                                       (For Fund Use Only)

                               FOR BROKER/DEALER USE ONLY
                               Firm Name:_____________________________________
                               Home Office Address:___________________________
                               Branch Address:________________________________
                               Rep Name & No.:________________________________
                               Rep Signature:_________________________________
==============================================================================

o  Check or draft enclosed payable to the Fund(s) designated above.

o  Bank Wire From:  __________________________________________________________

o  Exchange From:   __________________________________________________________
                     (Fund Name)                        (Fund Account Number)

Account Name                                          S.S. #/Tax I.D.#
____________________________________________________  ________________________
Name of Individual, Corporation, Organization, or      (In case of custodial
Minor, etc.                                             account please list
                                                        minor's S.S.#)

____________________________________________________  Citizenship: o  U.S.
Name of Joint Tenant, Partner, Custodian                           o  Other____

Address                                               Phone
____________________________________________________  (    )_________________
Street or P.O. Box                                    Business Phone
____________________________________________________  (    )_________________
City                                 State      Zip   Home Phone

Check Appropriate Box: o Individual
                       o Joint Tenant (Right of survivorship presumed)
                       o Partnership  o Corporation  o Trust  o Custodial
                       o Non-Profit  o Other
Occupation and Employer Name/Address__________________________________________

Are you an associated person of an NASD member?   o  Yes   o   No
==============================================================================

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406
(a) (1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service
Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
==============================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o  Share Option  --  Income distributions and capital gains distributions automatically reinvested in additional shares.
o  Income Option --  Income distributions and short term capital gains distributions paid in cash, long term capital gains
                     distributions reinvested in additional shares.
o  Cash Option   --  Income distributions and capital gains distributions
                     paid in cash.
==============================================================================

REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

o WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I
(we) further authorize the use of automated cash transfers to and from the account designated below.
NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number_____________ Bank Routing Transit Number__________________

Name of Account Holder________________________________________________________

Bank Name________________________________Bank Address_________________________
                                                       City       State
o  CHECKWRITING (A signature card must be completed)
 ...to deposit the proceeds of such redemptions in the applicable
Countrywide Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I (we) agree to be bound by the Rules and Regulations for the Countrywide Pay Through Draft Account as such Rules and Regulations may be amended from time to time
==============================================================================

REDUCED SALES CHARGES (TAX-FREE INTERMEDIATE TERM FUND'S CLASS A SHARES ONLY) Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

        Account Number/Name                        Account Number/Name

_________________________________            _________________________________

_________________________________            _________________________________
Letter of Intent: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o I agree to the Letter of Intent in the current Prospectus of Countrywide Tax-Free Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ____________________ 19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of Countrywide Investments at least equal to (check appropriate box):
      o $100,000         o  $250,000        o $500,000         o $1,000,000
==============================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

_________________________________            _________________________________
Signature of Individual Owner,                Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.

_________________________________            _________________________________
   Title of Corporate Officer,                              Date
          Trustee, etc.


      NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund(s))

The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ ______________ per month in (Check applicable Fund)

o  Tax-Free Money Fund       o  Tax-Free Intermediate Term Fund

______________________________________________________________________
Name of Financial Institution (FI)

______________________________________________________________________
City                                      State

X_____________________________________________________________________
     (Signature of Depositor EXACTLY as it appears on FI Records)


ABA Routing Number__________________________________________

FI Account Number___________________________________________

o Checking Account o Savings Account

Please make my automatic investment on:

o the last business day of each month
o the 15th day of each month
o both the 15th and last business day

X___________________________________________________________
           (Signature of Joint Tenant - if any)

       (Joint Signatures are required when bank account is in joint names.
         Please sign exactly as signature appears on your FI's records.)

Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:

CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Funds if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days written notice from either party to the other.

==============================================================================

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))
This is an authorization for you to withdraw $_________ from my mutual fund account beginning the last business day of the month of_____________________.

Please Indicate Withdrawal Schedule (Check One):

o  Monthly -- Withdrawals will be made on the last business day of each month.
o  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o  Annually -- Please make withdrawals on the last business day of the month of:__________.

Please indicate which Fund:  o Tax-Free Money Fund
                             o Tax-Free Intermediate Term Fund


Please Select Payment Method (Check One):

o Exchange: Please exchange the withdrawal proceeds into another Countrywide account number: ____ ____-- ____ ____ ____ ____ ____ ____ -- ____
o Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

     Please attach a voided
     check for ACH or bank wire

______________________________________________________________________________
Bank Name                                  Bank Address

______________________________________________________________________________
Bank ABA#                                  Account #           Account Name

o Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_________________________________________________________________

Please send to:_______________________________________________________________
                Street address               City              State     Zip
==============================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

______________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)

FURTHER RESOLVED: That the corporation or organization participate in the Countrywide Pay Through Draft Account (PTDA) and that until otherwise ordered in writing, Countrywide Fund Services, Inc. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

______________________________________________________________________________
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                  Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the

______________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of______________________________________
                                                      (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on__________________at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.
                Name                                    Title

  _____________________________________  _____________________________________

  _____________________________________  _____________________________________

  _____________________________________  _____________________________________

Witness my hand and seal of the corporation or organization this___________day of________________, 19_______


  _____________________________________  _____________________________________
         *Secretary-Clerk                Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                                  TAX-EXEMPT

                                  PROSPECTUS
                               NOVEMBER 1, 1996
                            Revised March 31, 1997

                                   TAX-FREE
                                  MONEY FUND

                                   TAX-FREE
                                 INTERMEDIATE
                                   TERM FUND

                                 COUNTRYWIDE
                                 INVESTMENTS


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

==================================================
TABLE OF CONTENTS

Expense Information...........................   2
Financial Highlights..........................   4
Investment Objectives.........................   7
Investment Policies...........................   7
How to Purchase Shares .......................  12
Shareholder Services..........................  18
How to Redeem Shares..........................  19
Exchange Privilege............................  21
Dividends and Distributions...................  21
Taxes.........................................  22
Operation of the Funds........................  23
Distribution Plans............................  24
Calculation of Share Price and
     Public Offering Price....................  25
Performance Information.......................  26

==================================================

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                                    PROSPECTUS
                                                              November 1, 1996
                                                        Revised March 31, 1997

                           COUNTRYWIDE TAX-FREE TRUST
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094


                           OHIO INSURED TAX-FREE FUND
===============================================================================

The Ohio Insured Tax-Free Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default. Insurance does not guarantee the value of the Fund's shares. See "Investment Objective and Policies - Insurance".

THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS.

The Fund offers two classes of shares: Class A shares (sold subject to a maximum 4% front-end sales load and a 12b-1 fee of up to .25% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1996, and amended March 31, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

-------------------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free).............................................800-543-0407
Cincinnati.........................................................513-629-2050
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

EXPENSE INFORMATION
===============================================================================


                                                                                       CLASS A    CLASS C
SHAREHOLDER TRANSACTION EXPENSES                                                       SHARES     SHARES


   Maximum Sales Load Imposed on Purchases (as a percentage of offering price)....         4%       None
   Maximum Contingent Deferred Sales Load (as a percentage of original purchase price)   None*        1%
   Sales Load Imposed on Reinvested Dividends.....................................       None       None
   Exchange Fee ..................................................................       None       None
   Redemption Fee.................................................................       None**     None**

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
** A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."


                                                                                      CLASS A     CLASS C
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)                 SHARES     SHARES


   Management Fees ...............................................................       .50%       .50%
   12b-1 Fees(A) .................................................................       .02%       .54%
   Other Expenses.................................................................       .23%       .46%
                                                                                      --------   -------

   Total Fund Operating Expenses..................................................       .75%      1.50%
                                                                                      ========   =======

(A)Class A shares may incur 12b-1 fees in an amount up to .25% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year except that 12b-1 fees for Class C shares have been restated to reflect an anticipated increase in distribution expenses to be incurred by such shares during the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following  expenses on a $1,000  investment,  assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                            1 Year       3 Years       5 Years     10 Years
                            -----------------------------------------------

     Class A Shares          $ 47         $  63         $ 80        $  129
     Class C Shares          $ 25         $  47         $ 81        $  177

FINANCIAL HIGHLIGHTS
===============================================================================

The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1996 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.


                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================================
                                                              CLASS A

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Year Ended June 30,

-----------------------------------------------------------------------------------------------------------------------------------
                                   1996      1995       1994       1993       1992       1991    1990     1989     1988     1987
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value at
  beginning of year ........   $   11.99  $   11.74  $   12.41  $   11.67  $   11.13  $  10.96  $ 11.11  $ 10.85  $ 10.91   $ 10.94
                               ---------  ---------  ---------  ---------  ---------  --------  -------  -------  -------   -------

Income from investment
  operations:
  Net investment income ....        0.62       0.63       0.61       0.65       0.70      0.68     0.74     0.76     0.77      0.76
  Net realized and
   unrealized gains (losses)
   on investments ..........       (0.02)      0.25      (0.64)      0.74       0.54      0.17    (0.15)    0.26    (0.06)    (0.03)
                               ---------  ---------  ---------  ---------  ---------  --------  -------  -------  -------   -------

Total from investment
  operations ...............        0.60       0.88      (0.03)      1.39       1.24      0.85     0.59     1.02     0.71      0.73
                               ---------  ---------  ---------  ---------  ---------  --------  -------  -------  -------   -------

Less distributions:
  Distributions from net
   investment income .......       (0.62)     (0.63)     (0.61)     (0.65)     (0.70)    (0.68)   (0.74)   (0.76)   (0.77)    (0.76)
  Distributions from net
   realized gains ..........          --         --      (0.03)        --         --        --       --       --       --        --
                               ---------  ---------  ---------  ---------  ---------  --------  -------  -------  -------   -------

Total distributions ........       (0.62)     (0.63)     (0.64)     (0.65)     (0.70)    (0.68)   (0.74)   (0.76)   (0.77)    (0.76)
                               ---------  ---------  ---------  ---------  ---------  --------  -------  -------  -------   -------

Net asset value at
  end of year ..............   $   11.97   $   11.99  $  11.74  $   12.41   $  11.67  $  11.13  $ 10.96  $ 11.11  $ 10.85   $ 10.91
                               =========  =========  =========  =========  =========  ========  =======  =======  =======   =======


Total return(A) ............       5.05%       7.75%    (0.41%)    12.24%     11.55%     7.98%    5.53%    9.75%    6.80%     6.73%
                               =========  =========  =========  =========  =========  ========  =======  =======  =======   =======


Net assets at
  end of year (000's) .....     $ 75,938    $ 71,393  $ 79,889  $ 81,101    $ 49,288  $ 20,791 $ 16,928  $ 17,741 $ 11,822  $17,534
                               =========  =========  =========  =========  =========  ========  =======  =======  =======   =======

Ratio of expenses to
  average net assets(B) ....       0.75%       0.75%     0.75%     0.75%      0.60%      1.07%    1.02%     1.15%    1.28%     1.06

Ratio of net investment
  income to average
  net assets ...............       5.12%       5.35%     4.94%     5.35%      6.10%      6.14%    6.74%     6.96%    7.21%     6.77%

Portfolio turnover rate ....         46%         29%       45%       15%         3%        86%      29%       49%      19%       24%
-----------------------------------------------------------------------------------------------------------------------------------

(A) The total returns shown do not include the effect of applicable sales loads.
(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77%, 0.77%, 1.07%, 1.52% and 1.20% for the years ended June 30, 1995, 1992, 1990, 1988 and 1987, respectively.

                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                                                    CLASS C
-------------------------------------------------------------------------------------------------------------------
                                                                                                 FROM DATE OF
                                                                                                PUBLIC OFFERING
                                                                      YEAR ENDED JUNE 30,       (NOV. 1, 1993)
                                                                                                    THROUGH
                                                                     1996            1995       JUNE 30, 1994
-------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.......................... $     12.00     $     11.74     $     12.62
                                                                 ------------    ------------   -------------

Income from investment operations:
   Net investment income........................................        0.56            0.57            0.36
   Net realized and unrealized gains (losses) on investments....       (0.03)           0.26           (0.85)
                                                                 ------------    ------------   -------------

Total from investment operations................................        0.53            0.83           (0.49)
                                                                 ------------    ------------   ------------

Less distributions:
   Distributions from net investment income.....................       (0.56)          (0.57)          (0.36)
   Distributions from net realized gains........................         --               --           (0.03)
                                                                 ------------    ------------   -------------

Total distributions.............................................      (0.56)           (0.57)          (0.39)
                                                                 ------------    ------------   ------------

Net asset value at end of period................................ $     11.97     $     12.00     $     11.74
                                                                 ============    ============   =============

Total return(A) ................................................       4.44%           7.31%          (6.05%)(C)
                                                                 ============    ============   =============

Net assets at end of period (000's)............................. $     3,972     $     4,165     $     2,659
                                                                 ============    ============   =============

Ratio of expenses to average net assets(B) .....................       1.25%           1.25%           1.22%(C)

Ratio of net investment income to average net assets............       4.62%           4.84%           4.09%(C)

Portfolio turnover rate.........................................         46%             29%             45%(C)
-------------------------------------------------------------------------------------------------------------------

(A) The total returns shown do not include the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27% and 1.28%(C) for the periods ended June 30, 1995 and 1994, respectively.
(C) Annualized.

INVESTMENT OBJECTIVE AND POLICIES
===============================================================================

The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to achieve its investment objective by investing primarily in investment grade, long-term Ohio Obligations (described below) that are insured as to the timely payment of principal and interest. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Ohio Obligations which are insured as to payment of interest and principal either by an insurance policy obtained by the issuer of the obligation at original issuance or by an insurance policy obtained by the Fund from a recognized insurer. In the event of a default on an insured obligation, the insurer is required to make payments of interest and principal, when due, to the Fund. Insurance does not guarantee the market value of the obligations or the value of the shares of the Fund. The Fund also may own uninsured Ohio Obligations, including obligations where the payment of interest and principal is guaranteed by an agency or instrumentality of the U.S. Government, or where the payment of interest and principal is secured by an escrow account consisting of obligations of the U.S. Government. The Fund may also invest up to 20% of its net assets in short-term Ohio Obligations which are not insured, since insurance on these obligations is generally unavailable. For temporary defensive purposes, the Fund may invest more than 20% of its net assets in uninsured short-term Ohio Obligations. The Board of Trustees may terminate the practice of investing in insured obligations if it determines that such practice is not in the best interests of the Fund's shareholders. For a further discussion of the types of insurance available to the Fund, see "Insurance."

The Fund invests in Ohio Obligations and other securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Ratings Group (AAA, AA, A or BBB) or Fitch Investors Services, Inc. (AAA, AA, A or BBB), or unrated securities determined by the Adviser to be of comparable quality. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

It is anticipated that under normal circumstances the Fund's dollar-weighted average maturity will be more than fifteen years, although the Fund may invest in securities of any maturity, including tax-exempt notes and commercial paper determined by the Adviser to meet the Fund's quality standards. The Fund's quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody's (MIG 1, MIG 2 or MIG 3) or Fitch (F-1+, F-1 or F-2) or the two highest grades by Standard & Poor's (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), Standard & Poor's (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2). The Statement of Additional Information contains a description of tax-exempt notes and commercial paper and a description of Moody's, Standard & Poor's and Fitch ratings. If the Adviser determines that the market conditions warrant a shorter dollar-weighted average maturity, the Fund's investments will be adjusted accordingly, but not so as to reduce the Fund's dollar-weighted average maturity below ten years.

It is a fundamental policy that under normal market conditions the Fund's assets will be invested so that at least 80% of the annual income of the Fund will be exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

The Fund may, from time to time, invest in other short-term, high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the assets of the Fund will be invested so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Ohio, income tax and taxable obligations such as certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, the Fund's assets will be invested so that no more than 20% of the Fund's annual income will be subject to federal income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Ohio Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Fund reserves the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.

OHIO OBLIGATIONS

Ohio Obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. For purposes of this definition, Ohio Obligations include participation interests in Ohio Obligations and shares of an investment company which invests its assets so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Ohio Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

The two principal classifications of Ohio Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest on obligations which are not insured. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest its assets so that no more than 20% of its annual income gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

INSURANCE

Ohio Obligations purchased by the Fund may be insured by one of the following types of insurance: new issue insurance, mutual fund insurance, or secondary insurance.

NEW ISSUE INSURANCE. A new issue insurance policy is purchased by the issuer or underwriter of an obligation in order to increase the credit rating of the obligation. All premiums are paid in advance by the issuer or underwriter. A new issue insurance policy is non-cancelable and continues in effect as long as the obligation is outstanding and the insurer remains in business.

MUTUAL FUND INSURANCE. A mutual fund insurance policy is purchased by the Fund from an insurance company. All premiums are paid from the Fund's assets, thereby reducing the yield from an investment in the Fund. A mutual fund insurance policy is non-cancelable except for non-payment of premiums and remains in effect only as long as the Fund holds the insured obligation. In the event the Fund sells an obligation covered by a mutual fund policy, the insurance company is liable only for those payments of principal and interest then due and in default. If the Fund holds a defaulted obligation, the Fund continues to pay the insurance premium thereon but is entitled to collect interest payments from the insurer and may collect the full amount of principal from the insurer when the obligation becomes due. Accordingly, it is expected that the Fund will retain in its portfolio any obligations so insured which are in default or are in significant risk of default to avoid forfeiture of the value of the insurance feature of such obligations, which would not be reflected in the price for which the Fund could sell such obligations. In valuing such defaulted obligations, the

Fund will value the insurance in an amount equal to the difference between the market value of the defaulted obligation and the market value of similar obligations which are not in default. Because the Fund must hold defaulted obligations in its portfolio, its ability in certain circumstances to purchase other obligations with higher yields will be limited.

SECONDARY INSURANCE. A secondary insurance policy insures an obligation for as long as it remains outstanding, regardless of the owner of such obligation. Premiums are paid by the Fund and coverage is non-cancelable, except for non-payment of premiums. Because secondary insurance provides continuous coverage during the term of the obligation, it provides greater marketability of the Fund's obligations than is allowed under a mutual fund insurance policy. Thus, the Fund with secondary insurance may sell an obligation to a third party as a high-rated insured security at a higher market price than would otherwise be obtained if the obligation were insured under a mutual fund policy. Secondary insurance also gives the Fund the option of selling a defaulted obligation rather than compelling it to hold a defaulted security in its portfolio so that it may continue to be afforded insurance protection.

The Fund currently intends to purchase only Ohio Obligations which are insured by the issuer of the obligation under a new issue insurance policy. In the event the Adviser makes a recommendation to purchase an obligation which is not otherwise insured, the Fund may purchase such obligation and thereafter obtain mutual fund or secondary insurance. The Fund will purchase insurance from, or obligations insured by, MBIA Insurance Corp., AMBAC Indemnity Corp., Financial Guaranty Insurance Company and Financial Security Assurance Inc. The Fund may also purchase insurance from, or obligations insured by, other insurance companies provided that such companies have a claims-paying ability rated AAA by Standard and Poor's or Aaa by Moody's. There can be no assurance that any insurer will be able to meet its obligations under an insurance policy.


RISK FACTORS

The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The Fund's portfolio securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, in instances where a security is not insured, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer of an uninsured obligation be unable to make interest or principal payments or should the market value of Ohio Obligations decline.

The Fund may purchase Ohio Obligations which are rated at the time of purchase within the four highest grades assigned by Moody's, Standard & Poor's or Fitch. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation. Ohio Obligations rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In management's opinion, however, the risk involved in investing in these Baa or BBB rated obligations will be substantially reduced by insurance. In addition, Ohio Obligations with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. While insurance minimizes the risks to the Fund by protecting against loss from defaults by the issuer, it does not protect against market fluctuation. Consequently, investors in the Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Ohio Obligations. The Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio is reliant in part upon durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. However, during the last decade, the State has experienced steady growth and diversification of employment and earnings. Statewide employment increased 3% between 1990 and 1995 and Ohio's unemployment rate since 1991 has remained below that of the nation. Ohio remains highly industrialized, but the manufacturing component of the economy in 1995 represents only 21.1% of employment, compared to 28.9% in 1980. This is still above the national average of 15.9%. Although manufacturing is expected to slow in the future, growth in nonmanufacturing output and employment, led by the financial services, distribution and trade sectors, has contributed to greater stability in the State's economy. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the State and the political subdivisions located therein. While Ohio has in the past experienced budget shortfalls due to weak revenue results and higher-than-budgeted human services expenditures, improved economic performance has enabled the State to accumulate sizable financial reserves. The State's unaudited financial statements indicate a $500 million operating surplus for fiscal 1996 as a result of tax revenues exceeding forecasts and spending below budgeted amounts. Although revenue obligations of the State of Ohio or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market values and marketability of the Ohio Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may cause greater fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.


OTHER INVESTMENT TECHNIQUES

The Fund may also engage in the following investment techniques, each of which may involve certain risks:

PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

INVERSE FLOATING OBLIGATIONS. The Fund may invest in securities representing interests in tax-exempt obligations, known as inverse floating obligations, which pay interest rates that vary inversely to changes in the interest rates of specified short-term tax-exempt obligations or an index of short-term tax-exempt obligations. The interest rates on inverse floating obligations will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term tax-exempt obligations increase or decrease in response to such changes. As a result, the market value of inverse floating obligations will generally be more volatile than the market values of fixed-rate tax-exempt obligations.

WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued tax-exempt obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in greater fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

LEASE OBLIGATIONS. The Fund may invest in tax-exempt obligations that constitute participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by not investing more than 10% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities, and by only investing in "non-appropriation" lease obligations that meet certain criteria of the Adviser. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. The Fund will only purchase unrated lease obligations which meet the Fund's quality standards, as determined by the Adviser, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; lease obligations for which there is no secondary market; and repurchase agreements not terminable within seven days.

BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities while borrowings are outstanding. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
===============================================================================

Your initial investment in the Fund ordinarily must be at least $1,000. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Insured Tax-Free Fund." An account application is included in this Prospectus.

The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not ordinarily issued, but you may receive a certificate without charge by sending a written request to the Transfer Agent. Certificates for fractional shares will not be issued. If a certificate has been issued to you, you will not be permitted to exchange shares by telephone or to use the automatic withdrawal plan as to those shares. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the "Ohio Insured Tax-Free Fund."

Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

SALES LOAD ALTERNATIVES

The Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee. See "Distribution Plans." Shares of the Fund purchased prior to November 1, 1993 are Class A shares.

The Fund's alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

As an illustration, investors who qualify for reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 4% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 5 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 5 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds of Countrywide Investments during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.


                                 CLASS A SHARES

Class A shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

The public offering price of Class A shares is the next determined net asset value per share plus a sales load as shown in the following table.


                                                                                              Dealer
                                                            Sales Load as % of:           Reallowance
                                                           Public           Net              as % of
                                                          Offering         Amount            Public
Amount of Investment                                        Price         Invested        Offering Price


Less than $100,000                                          4.00%             4.17%            3.60%
$100,000 but less than $250,000                             3.50              3.63             3.30
$250,000 but less than $500,000                             2.50              2.56             2.30
$500,000 but less than $1,000,000                           2.00              2.04             1.80
$1,000,000 or more                                          None*             None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply with respect to Class A shares if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

For initial purchases of Class A shares of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with concurrent purchases of Class A shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Class A Shares" below.

REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. You may purchase Class A shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of Class A shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the "Ohio Insured Tax-Free Fund." The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

In addition, Class A shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers and financial planners may also purchase Class A shares of the Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

Trustees, directors, officers and employees of the Trust, the Adviser or the Transfer Agent, including members of the immediate family of such individuals, may also purchase Class A shares of the Fund at net asset value.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

Redemptions of such Class A shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

ADDITIONAL INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.


                                 CLASS C SHARES

Class C shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

A contingent deferred sales load is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

                    Year Since Purchase           Contingent Deferred
                     Payment was Made                 Sales Load

                        First Year                        1%
                        Thereafter                       None

In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

All sales loads imposed on redemptions are paid to the Adviser. The Adviser intends to pay a commission of 1% of the purchase amount to participating brokers at the time the investor purchases Class C shares.

The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.


SHAREHOLDER SERVICES
===============================================================================

Contact the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

DIRECT DEPOSIT PLANS

Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

REINVESTMENT PRIVILEGE

If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.


HOW TO REDEEM SHARES
===============================================================================

You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

If a certificate for the shares was issued, it must be delivered to the Transfer Agent, or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

A contingent deferred sales load may apply to a redemption of Class C shares or to a redemption of certain Class A shares purchased at net asset value. See "How to Purchase Shares."

Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.


EXCHANGE PRIVILEGE
===============================================================================

Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other.

Class A shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

Class C shares of the Fund, as well as Class A shares of the Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

COUNTRYWIDE TAX-FREE TRUST           COUNTRYWIDE INVESTMENT TRUST
--------------------------           ----------------------------
Tax-Free Money Fund                  Short Term Government Income Fund
Ohio Tax-Free Money Fund             Institutional Government  Income Fund
California Tax-Free Money Fund       *Intermediate Term Government Income Fund
Florida Tax-Free Money Fund          *Adjustable Rate U.S. Government
*Tax-Free Intermediate Term Fund       Securities Fund
*Ohio Insured Tax-Free Fund          *Global Bond Fund


                           COUNTRYWIDE STRATEGIC TRUST
                           ---------------------------
                           *U.S. Government Securities Fund
                           *Equity Fund
                           *Utility Fund
                           *Treasury Total Return Fund

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.


DIVIDENDS AND DISTRIBUTIONS
===============================================================================

All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

Distributions are paid according to one of the following options:

        Share Option --  income distributions and capital gains
                         distributions reinvested in additional shares.

        Income Option -- income distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

        Cash Option --   income distributions and capital gains
                         distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.


TAXES
===============================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares.

Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Fund and sells them at a loss within six months, any loss will be disallowed for federal and Ohio income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
===============================================================================

The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

John J. Goetz, the Chief Investment Officer of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Goetz has been employed by the Adviser in various capacities since 1981 and has been managing the Fund's portfolio since October 1986.

The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, President and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.


DISTRIBUTION PLANS
===============================================================================

CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class A Plan") under which the Class A shares may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

Pursuant to the Class A Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class A shares. For the fiscal year ended June 30, 1996, Class A shares of the Fund paid $9,815 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders regarding the retention of shares of the Fund.

The annual limitation for payment of expenses pursuant to the Class A Plan is
 .25% of the Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of such shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per annum of the Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

Pursuant to the Class C Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class C shares. For the fiscal year ended June 30, 1996, Class C shares of the Fund paid $12,009 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders regarding the retention of shares of the Fund.

Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class C Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

GENERAL. Pursuant to the Plans, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges -- front-end load, 12b-1 fees or contingent deferred load -- terminate when a percentage of gross sales is reached.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
===============================================================================

On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

Tax-exempt portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities. If, in the Adviser's opinion, the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion as to the price that a willing buyer would pay for the security. All other securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.


PERFORMANCE INFORMATION
===============================================================================

From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and, for Class A shares, the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. In addition, the Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield."

From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

Further information about the Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

ACCOUNT APPLICATION                         ACCOUNT NO. ______________________
Please mail account application to:                      (For Fund Use Only)
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

============================================
FOR BROKER/DEALER USE ONLY
Firm Name:________________________________
Home Office Address:______________________
Branch Address:___________________________
Rep Name & No.:___________________________
Rep Signature:____________________________
============================================

OHIO INSURED TAX-FREE FUND
o  A Shares (9)
o  C Shares (14)

==============================================================================

Initial Investment of $__________________ ($1,000 minimum)

o  Check or draft enclosed payable to the Fund.

o  Bank Wire From:  __________________________________________________________

o  Exchange From:   __________________________________________________________
                     (Fund Name)                       (Fund Account Number)

ACCOUNT NAME                                      S.S. #/Tax I.D.#

_____________________________________________     ____________________________
Name of Individual, Corporation, Organization,   (In case of custodial account
or Minor, etc.                                    please list minor's S.S.#)

_____________________________________________    Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                       o  Other_______

ADDRESS                                         PHONE

_____________________________________________  (    )_________________________
Street or P.O. Box                              Business Phone

_____________________________________________  (    )_________________________
City                  State       Zip           Home Phone

Check Appropriate Box:          o Individual
                                o Joint Tenant (Right of survivorship presumed)
                                o Partnership
                                o Corporation
                                o Trust
                                o Custodial
                                o Non-Profit
                                o Other

Occupation and Employer Name/Address__________________________________________

Are you an associated person of an NASD member?   o  Yes   o   No

==============================================================================
TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:

o  I am exempt  from backup  withholding  under the  provisions  of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable  payments will be withheld until I provide a number.
==============================================================================
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

o  Share Option  -- Income distributions and capital gains distributions automatically reinvested in additional shares.

o  Income Option -- Income distributions  and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

o  Cash Option  --  Income distributions and capital gains distributions paid in cash.
==============================================================================

REDUCED SALES CHARGES (CLASS A SHARES ONLY)
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

      Account Number/Name                        Account Number/Name

___________________________________    _______________________________________

___________________________________    _______________________________________

LETTER OF INTENT: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o I agree to the Letter of Intent in the current Prospectus of Countrywide Tax-Free Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of Countrywide Investments at least equal to (check appropriate box):

     o $100,000        o $250,000           o $500,000        o  $1,000,000
===============================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.



---------------------------------        --------------------------------------
Signature of Individual Owner,              Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.



---------------------------------        --------------------------------------
Title of Corporate Officer,                             Date
Trustee, etc.


  NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _______ per month     ABA Routing Number__________________
in the Fund.
                                      FI Account Number___________________

                                      o  Checking Account   o  Savings Account
___________________________________
Name of Financial Institution (FI)    Please make my automatic investment on:

                                        o  the last business day of each month
___________________________________     o  the 15th day of each month
City                   State            o  both the 15th and last business day


X_____________________________________________________________________
      (Signature of Depositor EXACTLY as it appears on FI Records)

X___________________________________________________________
      (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

 - Please attach a voided check for the Automatic Investment Plan.

INDEMNIFICATION TO DEPOSITOR'S BANK
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without  cause or  intentionally  or  inadvertently, of any such amount.  CFS will defend,  at its own cost and expense,  any action which might be brought  against you by any person or persons  whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such  erroneous  payment is made by you within  six (6)
months  from the date of such  erroneous  payment;  your participation  in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
===============================================================================

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw $_________ from my mutual fund account beginning the last business day of the month of_______________.

Please Indicate Withdrawal Schedule (Check One):

o Monthly -- Withdrawals will be made on the last business day of each month.
o Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o Annually -- Please make withdrawals on the last business day of the month of:__________.

Please Select Payment Method (Check One):

o Exchange:  Please  exchange  the  withdrawal  proceeds  into another
             Countrywide  account  number: __ __ -__ __ __ __ __ __- __
o Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH Transfer:  Please send my withdrawal  proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o Bank Wire:  Please send my  withdrawal  proceeds via bank wire,  to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided         ________________________________________________
check for ACH or bank wire     Bank Name              Bank Address

                               ________________________________________________
                               Bank ABA#      Account #          Account Name

o Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee__________________________________________________________________

Please send to:________________________________________________________________
              Street address          City               State        Zip
===============================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

_______________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                   CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


_______________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of_______________________________________
                                                     (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on_________ at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

            Name                                      Title

______________________________________    _____________________________________

______________________________________    _____________________________________

______________________________________    _____________________________________


Witness my hand and seal of the corporation or organization this___________day of__________, 19_______

___________________________________     ______________________________________
     *Secretary-Clerk                   Other Authorized Officer (if required)


*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                                  TAX-EXEMPT

                                  PROSPECTUS
                               NOVEMBER 1, 1996
                            Revised March 31, 1997

                                  OHIO INSURED
                                TAX - FREE FUND

                                 COUNTRYWIDE
                                 INVESTMENTS


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

==================================================
TABLE OF CONTENTS
Expense Information...........................   2
Financial Highlights..........................   3
Investment Objective and Policies.............   5
How to Purchase Shares .......................  12
Shareholder Services..........................  17
How to Redeem Shares..........................  18
Exchange Privilege............................  19
Dividends and Distributions...................  20
Taxes.........................................  20
Operation of the Fund.........................  22
Distribution Plans............................  23
Calculation of Share Price and
     Public Offering Price....................  24
Performance Information.......................  25
==================================================

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                                    PROSPECTUS
                                                               January 7, 1997
                                                        Revised March 31, 1997

                            OHIO TAX-FREE MONEY FUND
                                  RETAIL SHARES
==============================================================================

The Ohio Tax-Free Money Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

This Prospectus sets forth concisely the information about Retail Shares that you should know before investing. Please retain this Prospectus for future reference. Institutional Shares are offered in a separate prospectus and additional information about Institutional Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated January 7, 1997, and amended March 31, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

-------------------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free)............................................800-543-0407
Cincinnati........................................................513-629-2050
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

EXPENSE INFORMATION
===============================================================================


RETAIL SHARES


SHAREHOLDER TRANSACTION EXPENSES
   Sales Load Imposed on Purchases..............................................      None
   Sales Load Imposed on Reinvested Dividends...................................      None
   Exchange Fee.................................................................      None
   Redemption Fee...............................................................      None*
   Check Redemption Processing Fee (per check):
       First six checks per month...............................................      None
       Additional checks per month..............................................     $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently
   $8.  See "How to Redeem Shares."

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees..............................................................      .46%
   12b-1 Fees...................................................................      .19%(A)
   Other Expenses...............................................................      .10%
                                                                                    -------
   Total Operating Expenses....................................................       .75%
                                                                                    =======

(A) Retail Shares may incur 12b-1 fees in an amount up to .25% of average net assets.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Retail Shares will bear directly or indirectly. The percentages expressing annual operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE
You would pay the following  expenses on a $1,000  investment,  assuming
(1) 5% annual return and (2) redemption at the end of each time period:

       1 Year            3 Years          5 Years          10 Years
       ------            -------          -------          --------
         $ 8              $ 24             $ 42              $ 93

FINANCIAL HIGHLIGHTS
===============================================================================

The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1996 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.


                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=============================================================================================================================
                                                                                                                     FROM
                                                                                                                    DATE OF
                                                                                                                     PUBLIC
                                                                                                                    OFFERING
                                                                                                         FROM       (OCT. 22,
                                                                                                     SEPT. 1, 1988    1987)
                                                           YEAR ENDED JUNE 30,                          THROUGH     THROUGH
                                                                                                        JUNE 30,    AUG. 31,
                                    1996      1995     1994      1993       1992      1991     1990       1989       1988
-----------------------------------------------------------------------------------------------------------------------------


Net asset value at
  beginning of period.......        $1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000    $1.000
                                    ------   -------   -------   -------   -------   -------   -------   -------    ------

Net investment income.......         0.031     0.031     0.020     0.022     0.034     0.048     0.055     0.047     0.040
                                    ------   -------   -------   -------   -------   -------   -------   -------    ------

Distributions from net
  investment income ........        (0.031)   (0.031)   (0.020)   (0.022)   (0.034)   (0.048)   (0.055)   (0.047)   (0.040)
                                    ------   -------   -------   -------   -------   -------   -------   -------    ------

Net asset value at end of period    $1.000    $1.000    $1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                                    ======   =======   =======   =======   =======   =======   =======   =======    ======

Total return................         3.14%     3.12%     1.99%     2.19%     3.52%     4.99%     5.62%     5.77%(B)  4.51%(B)
                                    ======   =======   =======   =======   =======   =======   =======   =======    ======

Net assets at end of
period (000's)..............      $240,323  $226,606  $213,001  $221,775  $218,503  $204,034  $124,145   $78,241  $ 62,777
                                    ======   =======   =======   =======   =======   =======   =======   =======    ======

Ratio of expenses to
  average net assets(A)  ...         0.75%     0.74%     0.73%     0.74%     0.75%     0.77%     0.75%     0.71%(B)  0.62%(B)

Ratio of net investment income to
  average net assets........         3.09%     3.08%     1.97%     2.16%     3.43%     4.80%     5.47%     5.64%(B   4.66%(B)

------------------------------------------------------------------------------------------------------------------------------

(A) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 0.85%(B) and 1.02%(B) for the periods ended June 30, 1989 and August 31, 1988, respectively.
(B) Annualized.

INVESTMENT OBJECTIVE AND POLICIES
===============================================================================

The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Ohio Obligations (described below) determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

The Fund may, from time to time, invest in other short-term, high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Ohio, income tax and taxable obligations such as certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Ohio Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Fund reserves the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Fund will only invest in securities of other investment companies which hold themselves out to be money market funds.

OHIO OBLIGATIONS

Ohio Obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. For purposes of this definition, Ohio Obligations include participation interests in Ohio Obligations and shares of an investment company which invests at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Ohio Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

The two principal classifications of Ohio Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

RISK FACTORS

The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Ohio Obligations decline.

There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Ohio Obligations. The Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio is reliant in part upon durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. However, during the last decade, the State has experienced steady growth and diversification of employment and earnings. Statewide employment increased 3% between 1990 and 1995 and Ohio's unemployment rate since 1991 has remained below that of the nation. Ohio remains highly industrialized, but the manufacturing component of the economy in 1995 represents only 21.1% of employment, compared to 28.9% in 1980. This is still above the national average of 15.9%. Although manufacturing is expected to slow in the future, growth in nonmanufacturing output and employment, led by the financial services, distribution and trade sectors, has contributed to greater stability in the State's economy. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the State and the political subdivisions located therein. While Ohio has in the past experienced budget shortfalls due to weak revenue results and higher-than-budgeted human services expenditures, improved economic performance has enabled the State to accumulate sizable financial reserves. The State's unaudited financial statements indicate a $500 million operating surplus for fiscal 1996 as a result of tax revenues exceeding forecasts and spending below budgeted amounts. Although revenue obligations of the State of Ohio or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market values and marketability of the Ohio Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

OTHER INVESTMENT TECHNIQUES
The Fund may also engage in the following investment techniques, each of which may involve certain risks:

PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued tax-exempt obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.


HOW TO PURCHASE SHARES
===============================================================================

Your initial investment in Retail Shares of the Fund ordinarily must be at least $1,000. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Shares of the Fund purchased prior to January 7, 1997 are Retail Shares.

INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Tax-Free Money Fund." An account application is included in this Prospectus.

You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with the Transfer Agent). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.


SHAREHOLDER SERVICES
===============================================================================

Contact the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.


AUTOMATIC WITHDRAWAL PLAN

If the Retail Shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.


DIRECT DEPOSIT PLANS

Retail Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.


AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in Retail Shares of the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES
===============================================================================

You may redeem Retail Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming Retail Shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check.

If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.


EXCHANGE PRIVILEGE
===============================================================================

Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

COUNTRYWIDE TAX-FREE TRUST          COUNTRYWIDE INVESTMENT TRUST
--------------------------          ----------------------------
Tax-Free Money Fund                 Short Term Government Income Fund
Ohio Tax-Free Money Fund            Institutional Government  Income Fund
California Tax-Free Money Fund      *Intermediate Term Government Income Fund
Florida Tax-Free Money Fund         *Adjustable Rate U.S. Government
*Tax-Free Intermediate Term Fund         Securities Fund
*Ohio Insured Tax-Free Fund         *Global Bond Fund


                       COUNTRYWIDE STRATEGIC TRUST
                       ---------------------------
                       *U.S. Government Securities Fund
                       *Equity Fund
                       *Utility Fund
                       *Treasury Total Return Fund

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.


DIVIDENDS AND DISTRIBUTIONS
===============================================================================

All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.


TAXES
===============================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.


OPERATION OF THE FUND
===============================================================================

The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or nonrecurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto. Retail Shares are also responsible for the payment of expenses related to the distribution of such shares (see "Distribution Plan").

The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, President and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Retail Shares of the Fund shall vote separately on matters relating to the plan of distribution pursuant to Rule 12b-1 (see "Distribution Plan"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio, may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.


DISTRIBUTION PLAN
===============================================================================

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Retail Shares of the Fund have adopted a plan of distribution (the "Class A Plan") under which such shares may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

Pursuant to the Class A Plan, Retail Shares may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Retail Shares of the Fund. For the fiscal year ended June 30, 1996, Retail Shares of the Fund paid $444,000 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

The annual limitation for payment of expenses pursuant to the Class A Plan is
 .25% of the average daily net assets allocable to Retail Shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

Pursuant to the Class A Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


CALCULATION OF SHARE PRICE
==============================================================================

On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.


PERFORMANCE INFORMATION
==============================================================================

From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Retail and Institutional Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

ACCOUNT APPLICATION
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

                                            ACCOUNT NO. 07-___________________
                                                           (For Fund Use Only)

OHIO TAX-FREE MONEY FUND
(RETAIL SHARES)

--------------------------------------------------
FOR BROKER/DEALER USE ONLY
Firm Name:______________________________________
Home Office Address:____________________________
Branch Address:_________________________________
Rep Name & No.:_________________________________
--------------------------------------------------
==============================================================================

Initial Investment of $_________________________ ($1,000 minimum)

o  Check or draft enclosed payable to the Fund.

o  Bank Wire From:  __________________________________________________________

o  Exchange From:   __________________________________________________________
                     (Fund Name)                      (Fund Account Number)

ACCOUNT NAME                                       S.S. #/TAX I.D.#

______________________________________________     ___________________________
Name of Individual, Corporation, Organization,    (In case of custodial account
or Minor, etc.                                     please list minor's S.S.#)

______________________________________________    Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                        o  Other______

ADDRESS                                           PHONE

______________________________________________    (   ) ______________________
  Street or P.O. Box                              Business Phone

______________________________________________    (   ) ______________________
  City           State             Zip            Home Phone

Check Appropriate Box:     o Individual
                           o Joint Tenant (Right of survivorship presumed)
                           o Partnership
                           o Corporation
                           o Trust
                           o Custodial
                           o Non-Profit
                           o Other

==============================================================================

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable  payments will be withheld until I provide a number.
===============================================================================

DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)

o  Reinvest all distributions

o  Pay all distributions in cash

===============================================================================

REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

o WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I
        (we) further authorize the use of automated cash transfers to and from the account designated below.
  NOTE: For wire redemptions, the indicated bank should be a commercial bank.
        PLEASE ATTACH A VOIDED CHECK FOR THE ACCOUNT.

Bank Account Number___________________ Bank Routing Transit Number____________

Name of Account Holder________________________________________________________

Bank Name________________Bank Address_________________________________________
                                         City                  State

o  CHECKWRITING (A signature card must be completed)
 ...to deposit the proceeds of such redemptions in the applicable Countrywide Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I (we) agree to be bound by the Rules and Regulations for the Countrywide Pay Through Draft Account as such Rules and Regulations may be amended from time to time
===============================================================================

SIGNATURES

By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

____________________________________     _____________________________________
Signature of Individual Owner,             Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.


____________________________________     _____________________________________
Title of Corporate Officer,                            Date
Trustee, etc.

             NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST
            COMPLETE THE RESOLUTION FORM ON THE REVERSE SIDE. UNLESS
              OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL
                   AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.

AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND)
The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________ per     ABA Routing Number__________________
month in the Fund.
                                          FI Account Number___________________

                                          o Checking Account  o Savings Account

_____________________________________
Name of Financial Institution (FI)       Please make my automatic investment on:

                                         o  the last business day of each month
_____________________________________    o  the 15th day of each month
City                     State           o  both the 15th and last business day

X_____________________________________________________________________
      (Signature of Depositor EXACTLY as it appears on FI Records)

X___________________________________________________________
      (Signature of Joint Tenant - if any

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

 - PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

INDEMNIFICATION TO DEPOSITOR'S BANK
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:

   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.

===============================================================================
AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND)

This is an authorization for you to withdraw $_________ from my account beginning the last business day of the month of___________.

Please Indicate Withdrawal Schedule (Check One):

o  MONTHLY -- Withdrawals will be made on the last business day of each month.
o  QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o  ANNUALLY -- Please make withdrawals on the last business day of the month of:_________.

Please Select Payment Method (Check One):

o  EXCHANGE:  Please  exchange  the  withdrawal  proceeds  into another
              Countrywide  account  number: __ __-__ __ __ __ __ __-__
o  CHECK:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE:    Please send my withdrawal proceeds via bank wire, to the
                account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

PLEASE ATTACH A VOIDED       _________________________________________________
CHECK FOR ACH OR BANK WIRE   Bank Name                        Bank Address

                             _________________________________________________
                             Bank ABA#         Account #         Account Name

o SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_________________________________________________________________

Please send to:_______________________________________________________________
              Street address           City            State          Zip

===============================================================================

RESOLUTIONS

(This Section to be completed by Corporations, Trusts, and Other Organizations)

RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

______________________________________________________________________________
  is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Countrywide Pay Through Draft Account (PTDA) and that until otherwise ordered in writing, Countrywide Fund Services, Inc. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

_______________________________________________________________________________
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                  CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the

______________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of______________________________________
                                                     (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on______ at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

           NAME                                    TITLE

____________________________________    ______________________________________

____________________________________    ______________________________________

____________________________________    ______________________________________

Witness my hand and seal of the corporation or organization this___________day of_____________, 19_______

____________________________________    ______________________________________
  *Secretary-Clerk                      Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                                  TAX-EXEMPT

                                  PROSPECTUS
                                JANUARY 7, 1997
                            Revised March 31, 1997

                                 OHIO TAX-FREE
                                  MONEY FUND
                                Retail Shares

                                 COUNTRYWIDE
                                 INVESTMENTS


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

==================================================
TABLE OF CONTENTS
Expense Information...........................   2
Financial Highlights..........................   3
Investment Objective and Policies.............   4
How to Purchase Shares .......................   8
Shareholder Services..........................   9
How to Redeem Shares..........................  10
Exchange Privilege............................  11
Dividends and Distributions...................  12
Taxes.........................................  12
Operation of the Fund.........................  13
Distribution Plan.............................  14
Calculation of Share Price....................  15
Performance Information.......................  15
==================================================

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                                    PROSPECTUS
                                                               January 7, 1997
                                                        Revised March 31, 1997


                            OHIO TAX-FREE MONEY FUND
                              INSTITUTIONAL SHARES
==============================================================================

The Ohio Tax-Free Money Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT
PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

This Prospectus sets forth concisely the information about Institutional
Shares that you should know before investing. Please retain this Prospectus for future reference. Retail Shares are offered in a separate prospectus and additional information about Retail Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated January 7, 1997, and amended March 31, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

------------------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free)............................................800-543-0407
Cincinnati........................................................513-629-2050
------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

EXPENSE INFORMATION
==============================================================================

INSTITUTIONAL SHARES

SHAREHOLDER TRANSACTION EXPENSES
   Sales Load Imposed on Purchases..............................................      None
   Sales Load Imposed on Reinvested Dividends...................................      None
   Exchange Fee.................................................................      None
   Redemption Fee...............................................................      None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees..............................................................      .46%
   12b-1 Fees...................................................................      None
   Other Expenses After Reimbursements..........................................      .04% (A)
                                                                                    -------
   Total Operating Expenses After Reimbursements...............................       .50% (B)
                                                                                    =======

(A) Absent expense reimbursements by the Adviser, other expenses would be .10%.

(B) Absent expense reimbursements by the Adviser, total operating expenses would be .56%.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Institutional Shares will bear directly or indirectly. The percentages expressing annual operating expenses are based on estimated amounts for the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

          1 Year            3 Years          5 Years          10 Years
          ------------------------------------------------------------
            $ 5              $ 16             $ 28              $ 63

INVESTMENT OBJECTIVE AND POLICIES
==============================================================================

The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Ohio Obligations (described below) determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

The Fund's dollar-weighted average maturity will be 90 days or less. The
Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of
(1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

The Fund may, from time to time, invest in other short-term, high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Ohio, income tax and taxable obligations such as certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Ohio Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Fund reserves the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Fund will only invest in securities of other investment companies which hold themselves out to be money market funds.

OHIO OBLIGATIONS
Ohio Obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. For purposes of this definition, Ohio Obligations include participation interests in Ohio Obligations and shares of an investment company which invests at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Ohio Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

The two principal classifications of Ohio Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.


RISK FACTORS
The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Ohio Obligations decline.

There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Ohio Obligations. The Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio is reliant in part upon durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. However, during the last decade, the State has experienced steady growth and diversification of employment and earnings. Statewide employment increased 3% between 1990 and 1995 and Ohio's unemployment rate since 1991 has remained below that of the nation. Ohio remains highly industrialized, but the manufacturing component of the economy in 1995 represents only 21.1% of employment, compared to 28.9% in 1980. This is still above the national average of 15.9%. Although manufacturing is expected to slow in the future, growth in nonmanufacturing output and employment, led by the financial services, distribution and trade sectors, has contributed to greater stability in the State's economy. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the State and the political subdivisions located therein. While Ohio has in the past experienced budget shortfalls due to weak revenue results and higher-than-budgeted human services expenditures, improved economic performance has enabled the State to accumulate sizable financial reserves. The State's unaudited financial statements indicate a $500 million operating surplus for fiscal 1996 as a result of tax revenues exceeding forecasts and spending below budgeted amounts. Although revenue obligations of the State of Ohio or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market values and marketability of the Ohio Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.


OTHER INVESTMENT TECHNIQUES
The Fund may also engage in the following investment techniques, each of which may involve certain risks:

PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued tax-exempt obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
==============================================================================

Your initial investment in Institutional Shares of the Fund ordinarily must be at least $500,000. Shares are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Shares of the Fund purchased prior to January 7, 1997 are Retail Shares.

INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Tax-Free Money Fund." An account application is included in this Prospectus.

You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 12:00 noon, Eastern time, on that day. Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

HOW TO REDEEM SHARES
==============================================================================

You may redeem Institutional Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

ADDITIONAL REDEMPTION INFORMATION. There is currently no charge for processing wire redemptions. However, the Trust reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $500,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
==============================================================================

Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust          Countrywide Investment Trust                Countrywide Strategic Trust
Tax-Free Money Fund                 Short Term Government Income Fund           *U.S. Government Securities Fund
Ohio Tax-Free Money Fund            Institutional Government  Income Fund       *Equity Fund
California Tax-Free Money Fund      *Intermediate Term Government Income Fund   *Utility Fund
Florida Tax-Free Money Fund         *Adjustable Rate U.S. Government            *Treasury Total Return Fund
*Tax-Free Intermediate Term Fund         Securities Fund
*Ohio Insured Tax-Free Fund         *Global Bond Fund

You may request an exchange by sending a written request to the Transfer
Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

SUBACCOUNTING SERVICES
==============================================================================

Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a subaccounting fee based on the level of services rendered. Institutions holding Fund shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. This Prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fee charged for those services and any restrictions and limitations imposed.


DIVIDENDS AND DISTRIBUTIONS
==============================================================================

All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

Dividends are automatically reinvested in additional shares of the Fund
(the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.


TAXES
==============================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

Interest on "specified private activity bonds," as defined by the Tax
Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.


OPERATION OF THE FUND
==============================================================================

The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc., 312 Walnut Street,
Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, President and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

Shares of the Fund have equal voting rights and liquidation rights. The
Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Fund shall vote separately on matters relating to its own distribution arrangements. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

The Fifth Third Bank Trust Department, 38 Fountain Square Plaza,
Cincinnati, Ohio, may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.


CALCULATION OF SHARE PRICE
==============================================================================

On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.


PERFORMANCE INFORMATION
==============================================================================

From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Institutional and Retail Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

Account Application
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Ohio Tax-Free Money Fund
(Institutional Shares)


                                      ACCOUNT NO.  04 -_______________________
                                                         (For Fund Use Only)

                                      FOR BROKER/DEALER USE ONLY
                                      Firm Name:______________________________
                                      Home Office Address:____________________
                                      Branch Address:_________________________
                                      Rep Name & No.:_________________________

==============================================================================


Initial Investment of $__________________________ ($500,000 Minimum)

o  Check or draft enclosed payable to the Fund.

o  Bank Wire From:  __________________________________________________________

o  Exchange From:   __________________________________________________________
                     (Fund Name)                      (Fund Account Number)

Account Name                                          S.S. #/Tax I.D.#

___________________________________________________   ________________________
Name of Individual, Corporation, Organization,         (In case of custodial
or Minor, etc.                                         account please list
                                                       minor's S.S.#)

___________________________________________________   Citizenship: o  U.S.
Name of Joint Tenant, Partner, Custodian                           o  Other ___


Address                                               Phone

___________________________________________________   (    )__________________
Street or P.O. Box                                    Business Phone

___________________________________________________   (    )__________________
City                  State                 Zip       Home Phone

Check Appropriate Box: o Individual o Joint Tenant (Right of survivorship presumed) o Partnership o Corporation o Trust o Custodial o Non-Profit
o Other
==============================================================================

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.


o I certify under penalties of perjury that a Taxpayer Identification
Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

==============================================================================
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o  Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.
o  Cash Option  -- Income distributions and capital gains distributions paid in cash.
==============================================================================

REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, to have amounts withdrawn from my (our) account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below.
I (we) further authorize the use of automated cash transfers to and from the account designated below.

NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number_________________ Bank Routing Transit Number______________

Name of Account Holder________________________________________________________

Bank Name____________________________Bank Address_____________________________
                                                  City                  State
==============================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


_____________________________________    _____________________________________
Signature of Individual Owner,             Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.

_____________________________________    _____________________________________
Title of Corporate Officer,                              Date
Trustee, etc.

      NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax_Free Trust (the Trust) and that

______________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                  Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the



______________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of______________________________________
                                                       (State)
and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on______ at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

               Name                                     Title

______________________________________  ______________________________________

______________________________________  ______________________________________

______________________________________  ______________________________________

Witness my hand and seal of the corporation or organization this___________day of________________, 19_______


______________________________________  ______________________________________
        *Secretary_Clerk                Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                                  TAX-EXEMPT

                                  PROSPECTUS
                                JANUARY 7, 1997
                            Revised March 31, 1997

                                 OHIO TAX-FREE
                                  MONEY FUND
                             Institutional Shares

                                  COUNTRYWIDE
                                  INVESTMENTS


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999


==================================================
TABLE OF CONTENTS
Expense Information...........................   2
Investment Objective and Policies.............   3
How to Purchase Shares .......................   8
How to Redeem Shares..........................   9
Exchange Privilege............................  10
Subaccounting Services........................  11
Dividends and Distributions...................  11
Taxes.........................................  11
Operation of the Fund.........................  12
Calculation of Share Price....................  13
Performance Information.......................  14

==================================================

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                                    PROSPECTUS
                                                              November 1, 1996
                                                        Revised March 31, 1997

                           FLORIDA TAX-FREE MONEY FUND
                                  RETAIL SHARES
==============================================================================

The Florida Tax-Free Money Fund (the "Fund"), a separate series of
Countrywide Tax-Free Trust, seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT
PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

This Prospectus sets forth concisely the information about Retail Shares that you should know before investing. Please retain this Prospectus for future reference. Institutional Shares are offered in a separate prospectus and additional information about Institutional Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated November 1, 1996, and amended March 31, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

------------------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free)............................................800-543-0407
Cincinnati........................................................513-629-2050

------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

EXPENSE INFORMATION
==============================================================================

RETAIL SHARES

SHAREHOLDER TRANSACTION EXPENSES
   Sales Load Imposed on Purchases..............................................      None
   Sales Load Imposed on Reinvested Dividends...................................      None
   Exchange Fee.................................................................      None
   Redemption Fee...............................................................      None *
   Check Redemption Processing Fee (per check):
       First six checks per month...............................................      None
       Additional checks per month..............................................     $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees After Waivers................................................      .23% (A)
   12b-1 Fees...................................................................      .25%
   Other Expenses .............................................................       .27%
                                                                                    -------

   Total Operating Expenses After Waivers.......................................      .75% (B)
                                                                                    =======

 (A) Absent waivers of management fees, such fees would be .50%.
 (B) Absent waivers of management fees, total operating expenses would be 1.02%.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Retail Shares will bear directly or indirectly. The percentages expressing annual operating expenses are based on amounts incurred during the most recent fiscal year except that 12b-1 fees have been restated to reflect an anticipated increase in distribution expenses to be incurred during the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                           1 Year                      $ 8
                           3 Years                      24
                           5 Years                      42
                           10 Years                     93

FINANCIAL HIGHLIGHTS
==============================================================================

The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1996 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===============================================================================================================
                                                                                                 FROM DATE OF
                                                                                                PUBLIC OFFERING
                                                                                                (NOV. 13, 1992)
                                                                YEAR ENDED JUNE 30,                 THROUGH
                                                       1996           1995            1994     JUNE 30, 1993(A)
---------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period ........   $      1.000    $      1.000    $     1.000    $     1.000
                                                  ------------   --------------  -------------  --------------

Net investment income..........................          0.032           0.031          0.021          0.016
                                                  ------------   --------------  -------------  --------------

Distributions from net investment income ......        ( 0.032)        ( 0.031)       ( 0.021 )      ( 0.016 )
                                                  ------------   --------------  -------------  --------------

Net asset value at end of period ..............   $      1.000    $      1.000    $     1.000    $     1.000
                                                  ============   ==============  =============  ==============

Total return ..................................          3.29%           3.17%          2.11%          2.49% (C)
                                                  ============   ==============  =============  ==============

Net assets at end of period (000's) ...........   $     28,906    $     24,119    $    26,276    $    21,907
                                                  ============   ==============  =============  ==============

Ratio of expenses to average net assets(B)  ...          0.61%           0.66%          0.58%          0.34% (C)


Ratio of net investment income to average
   net assets..................................          3.24%           3.12%          2.10%          2.41% (C)

----------------------------------------------------------------------------------------------------------------

(A) No income was earned or expenses incurred from the start of business through the date of public offering.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.80%, 0.80%, 0.81% and 0.94%(C) for the periods ended June 30, 1996, 1995, 1994 and 1993, respectively.
(C) Annualized.

INVESTMENT OBJECTIVE AND POLICIES
==============================================================================

The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Florida Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. Florida Obligations are debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax, and the value of which is exempt from the Florida intangible personal property tax. To the extent acceptable Florida Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax, but which are not Florida Obligations.

The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

MUNICIPAL OBLIGATIONS
Debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

BASIC INVESTMENT POLICIES
It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Florida Obligations and the remainder may be invested in obligations that are not Florida Obligations. When the Fund has adopted a temporary defensive position (including circumstances when acceptable Florida Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not Florida Obligations.

The Fund seeks to achieve its investment objective by investing in high-quality, short-term Municipal Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

The Fund's dollar-weighted average maturity will be 90 days or less. The
Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

The Fund may, from time to time, invest in taxable short-term, high-quality obligations (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information.

RISK FACTORS
The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of Municipal Obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Municipal Obligations decline.

There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Florida Obligations. The Fund's performance is closely tied to conditions within the State of Florida and to the financial condition of the State and its authorities and municipalities. Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Florida does not currently impose a tax on personal income but does impose taxes on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on intangible personal property as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project.

Florida has been among the fastest growing states as a result of migration to Florida from other areas of the United States and from foreign countries. Its population in 1995 represents an increase of 45% from 1980 levels, ranking the state fourth in the nation. Population growth in Florida is expected to continue and it is anticipated that corresponding increases in state revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the state. Florida's ability to meet these increasing expenses will be dependent in part upon the state's ability to foster business and economic growth. During the past decade, Florida has experienced strong growth in the service, construction and trade sectors. These sectors now account for more than 64% of the state's work force. Florida's service-based economy has grown at a steady pace with economic performance exceeding national levels. The largest components of this sector are health and business services which should remain strong growth areas, given the state's demographics. This growth has diversified the state's overall economy, which at one time was dominated by the citrus and tourism industries. The tourism industry, which supports many of the state's employment sectors, continues to be somewhat cyclical. Moreover, the state's economic and business growth could be restricted by the natural limitations of environment resources and the state's ability to finance adequate public facilities such as roads and schools. However, the state's recovery from the national economic recession is among the strongest regionally, as well as nationally and per capita income is slightly above national levels. Labor force growth has been steady since 1992 and employment has increased by 5% between 1993 and 1995. Presently, the state has a well-managed financial program with modest reserve levels and moderate debt. Although no issuers of Florida Obligations are currently in default on their payments of interest and principal, the occurrence of a default could adversely affect the market values and marketability of all Florida Obligations and, consequently, the net asset value of the Fund.

The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.


OTHER INVESTMENT TECHNIQUES
The Fund may also engage in the following investment techniques, each of which may involve certain risks:

PARTICIPATION INTERESTS. The Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks.

SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.


HOW TO PURCHASE SHARES
==============================================================================

Your initial investment in Retail Shares of the Fund ordinarily must be at least $1,000. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Shares of the Fund purchased prior to May 29, 1996 are Retail Shares.

INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Florida Tax-Free Money Fund." An account application is included in this Prospectus.

You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with the Transfer Agent). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Florida Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.


SHAREHOLDER SERVICES
==============================================================================

Contact the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.


AUTOMATIC WITHDRAWAL PLAN
If the Retail Shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.


DIRECT DEPOSIT PLANS
Retail Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

AUTOMATIC INVESTMENT PLAN
You may make automatic monthly investments in Retail Shares of the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.


HOW TO REDEEM SHARES
==============================================================================

You may redeem Retail Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming Retail Shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check.

If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.


EXCHANGE PRIVILEGE
==============================================================================

Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust          Countrywide Investment Trust               Countrywide Strategic Trust
Tax-Free Money Fund                 Short Term Government Income Fund          *U.S. Government Securities Fund
Ohio Tax-Free Money Fund            Institutional Government  Income Fund      *Equity Fund
California Tax-Free Money Fund      *Intermediate Term Government Income Fund  *Utility Fund
Florida Tax-Free Money Fund         *Adjustable Rate U.S. Government           *Treasury Total Return Fund
*Tax-Free Intermediate Term Fund         Securities Fund
*Ohio Insured Tax-Free Fund         *Global Bond Fund

You may request an exchange by sending a written request to the Transfer
Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.


DIVIDENDS AND DISTRIBUTIONS
==============================================================================

All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

Dividends are automatically reinvested in additional shares of the Fund
(the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.


TAXES
==============================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

Florida does not impose an income tax on individuals but does have a corporate income tax. For purposes of the Florida income tax, corporate shareholders are generally subject to tax on all distributions of the Fund. Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. Shares of the Fund owned by a Florida resident will be exempt from the intangible personal property tax so long as the portion of the Fund's portfolio which is not invested in direct U.S. Government obligations is at least 95% invested in Florida Obligations which are exempt from that tax. The Fund will attempt to ensure that at least 95% of the Fund's portfolio on January 1 of each year consists of Florida Obligations exempt from the Florida intangible personal property tax.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

Interest on "specified private activity bonds," as defined by the Tax
Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.


OPERATION OF THE FUND
==============================================================================

The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc., 312 Walnut Street,
Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto. Retail Shares are also responsible for the payment of expenses related to the distribution of such shares (see "Distribution Plan").

The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, President and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

Shares of the Fund have equal voting rights and liquidation rights. The
Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Retail Shares of the Fund shall vote separately on matters relating to the plan of distribution pursuant to Rule 12b-1 (see "Distribution Plan"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

The Huntington Trust Company, N.A., 41 South High Street, Columbus, Ohio, may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.


DISTRIBUTION PLAN
==============================================================================

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Retail
Shares of the Fund have adopted a plan of distribution (the "Class A Plan") under which such shares may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

Pursuant to the Class A Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Retail Shares of the Fund. For the fiscal year ended June 30, 1996, Retail Shares of the Fund paid $5,179 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders regarding the retention of Retail Shares.

The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of the average daily net assets allocable to Retail Shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

Pursuant to the Class A Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
==============================================================================

On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.


PERFORMANCE INFORMATION
==============================================================================

From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Retail and Institutional Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

Account Application
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Florida Tax-Free Money Fund
(Retail Shares)

                                     ACCOUNT NO. 11-__________________________
                                                        (For Fund Use Only)

                                     FOR BROKER/DEALER USE ONLY
                                     Firm Name:_______________________________
                                     Home Office Address:_____________________
                                     Branch Address:__________________________
                                     Rep Name & No.:__________________________
==============================================================================

Initial Investment of $_________________________ ($1,000 minimum)

o  Check or draft enclosed payable to the Fund.

o  Bank Wire From:____________________________________________________________

o  Exchange From:_____________________________________________________________
                     (Fund Name)                     (Fund Account Number)

Account Name                                         S.S. #/Tax I.D.#

___________________________________________________  _________________________
Name of Individual, Corporation, Organization,         (In case of custodial
or Minor, etc.                                         account please list
                                                       minor's S.S.#)

___________________________________________________   Citizenship: o  U.S.
Name of Joint Tenant, Partner, Custodian                           o  Other ___


Address                                               Phone

____________________________________________________  (      )________________
Street or P.O. Box                                    Business Phone

____________________________________________________  (      )________________
City                            State       Zip       Home Phone

Check Appropriate Box: o Individual  o Joint Tenant (Right of survivorship
presumed)  o Partnership  o Corporation   o Trust   o Custodial   o Non-Profit
o Other
==============================================================================

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:


o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.


o I certify under penalties of perjury that a Taxpayer Identification
Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

==============================================================================

DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)

o  Reinvest all distributions

o  Pay all distributions in cash
==============================================================================

REDEMPTION OPTIONS

I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

o WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the use of automated cash transfers to and from the account designated below.

NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number_________________ Bank Routing Transit Number______________

Name of Account Holder________________________________________________________

Bank Name________________________Bank Address_________________________________
                                                 City                  State

o  CHECKWRITING (A signature card must be completed)

 ...to deposit the proceeds of such redemptions in the applicable
Countrywide Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I (we) agree to be bound by the Rules and Regulations for the Countrywide Pay Through Draft Account as such Rules and Regulations may be amended from time to time

==============================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services,Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


______________________________________  ______________________________________
Signature of Individual Owner,             Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.

______________________________________  ______________________________________
Title of Corporate Officer,                             Date
Trustee, etc.


      NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $_______ per month in the Fund.   ABA Routing Number____________
                                                FI Account Number_____________
                                                o  Checking Account
                                                o  Savings Account

____________________________________________
Name of Financial Institution (FI)              Please make my automatic
                                                investment on:
                                                o  the last business day of
                                                   each month
_____________________________________________   o  the 15th day of each month
  City                     State                o  both the 15th and last
                                                   business day

X____________________________________________   X______________________________
 (Signature of Depositor EXACTLY as it             (Signature of Joint Tenant
       appears on FI Records)                              - if any)

   (Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

    Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:

CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.

==============================================================================

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw $_________ from my account beginning the last business day of the month of _________.

Please Indicate Withdrawal Schedule (Check One):

o Monthly -- Withdrawals will be made on the last business day of each month.
o Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o Annually -- Please make withdrawals on the last business day of the month of:_________.

Please Select Payment Method (Check One):

o Exchange: Please exchange the withdrawal proceeds into another Countrywide account number: ____ ____-- ____ ____ ____ ____ ____ ____ -- ____
o Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

     Please attach a voided       ____________________________________________
     check for ACH or bank wire   Bank Name                      Bank Address

                                  ____________________________________________
                                  Bank ABA#       Account #       Account Name

o Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_________________________________________________________________

Please send to:_______________________________________________________________
                Street address          City              State            Zip
==============================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)

RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax_Free Trust (the Trust) and that

  ____________________________________________________________________________
  is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)

FURTHER RESOLVED: That the corporation or organization participate in the Countrywide Pay Through Draft Account (PTDA) and that until otherwise ordered in writing, Countrywide Fund Services, Inc. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

______________________________________________________________________________
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                   Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By_Laws or other empowering documents of the

______________________________________________________________________________
                          (Name of Organization)

incorporated or formed under the laws of______________________________________
                                                      (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on______ at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                Name                                    Title

______________________________________  ______________________________________

______________________________________  ______________________________________

______________________________________  ______________________________________

Witness my hand and seal of the corporation or organization this___________day of____________, 19_______

______________________________________  ______________________________________
          *Secretary_Clerk              Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                                  TAX-EXEMPT

                                  PROSPECTUS
                               NOVEMBER 1, 1996
                            Revised March 31, 1997

                               FLORIDA TAX-FREE
                                  MONEY FUND
                                 Retail Shares

                                 COUNTRYWIDE
                                 INVESTMENTS


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999


==================================================
TABLE OF CONTENTS
Expense Information...........................   2
Financial Highlights..........................   3
Investment Objective and Policies.............   4
How to Purchase Shares .......................   8
Shareholder Services..........................   9
How to Redeem Shares..........................   9
Exchange Privilege............................  11
Dividends and Distributions...................  12
Taxes.........................................  12
Operation of the Fund.........................  13
Distribution Plan.............................  14
Calculation of Share Price....................  15
Performance Information.......................  15

==================================================

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                                    PROSPECTUS
                                                              November 1, 1996
                                                        Revised March 31, 1997


                           FLORIDA TAX-FREE MONEY FUND
                              INSTITUTIONAL SHARES
==============================================================================

The Florida Tax-Free Money Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

This Prospectus sets forth concisely the information about Institutional Shares that you should know before investing. Please retain this Prospectus for future reference. Retail Shares are offered in a separate prospectus and additional information about Retail Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated November 1, 1996, and amended March 31, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.


------------------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free)..........................................800-543-0407
Cincinnati......................................................513-629-2050
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------


EXPENSE INFORMATION
============================================================================================

INSTITUTIONAL SHARES


SHAREHOLDER TRANSACTION EXPENSES
   Sales Load Imposed on Purchases..............................................      None
   Sales Load Imposed on Reinvested Dividends...................................      None
   Exchange Fee.................................................................      None
   Redemption Fee...............................................................      None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees After Waivers................................................      .23%(A)
   12b-1 Fees...................................................................      None
   Other Expenses...............................................................      .27%
                                                                                    -------

   Total Operating Expenses After Waivers.......................................      .50%(B)
                                                                                    =======

(A) Absent waivers of management fees, such fees would be .50%.
(B) Absent waivers of management fees, total operating expenses would be .77%.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Institutional Shares will bear directly or indirectly. The percentages expressing annual operating expenses are based on estimated amounts for the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                               1 Year                    $   5
                               3 Years                      16
                               5 Years                      28
                               10 Years                     63


FINANCIAL HIGHLIGHTS
==============================================================================

The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June
30, 1996 and related auditors' report appear in the Statement of Additional
Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
================================================================================================================
                                                                                                 FROM DATE OF
                                                                                                PUBLIC OFFERING
                                                                                                (MAY 29, 1996)
                                                                                                    THROUGH
                                                                                                 JUNE 30, 1996
----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.......................................................    $      1.00
                                                                                                -------------

Net investment income........................................................................          0.003
                                                                                                -------------

Distributions from net investment income.....................................................         (0.003)
                                                                                                -------------

Net asset value at end of period.............................................................    $     1.000
                                                                                                =============


Total return.................................................................................          3.03%(B)
                                                                                                =============


Net assets at end of period (000's)..........................................................    $    19,145
                                                                                                =============


Ratio of expenses to average net assets(A) ..................................................           0.50%(B)


Ratio of net investment income to average net assets.........................................           3.03%(B)
------------------------------------------------------------------------------------------------------------------

(A) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.87%.(B)

(B)   Annualized.

INVESTMENT OBJECTIVE AND POLICIES
===============================================================================

The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Florida Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. Florida Obligations are debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax, and the value of which is exempt from the Florida intangible personal property tax. To the extent acceptable Florida Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax, but which are not Florida Obligations.

The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

MUNICIPAL OBLIGATIONS

Debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

BASIC INVESTMENT POLICIES

It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Florida Obligations and the remainder may be invested in obligations that are not Florida Obligations. When the Fund has adopted a temporary defensive position

(including circumstances when acceptable Florida Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not Florida Obligations.

The Fund seeks to achieve its investment objective by investing in high-quality, short-term Municipal Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

 The Fund may, from time to time, invest in taxable short-term, high-quality obligations (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information.

RISK FACTORS

The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of Municipal Obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Municipal Obligations decline.

There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Florida Obligations. The Fund's performance is closely tied to conditions within the State of Florida and to the financial condition of the State and its authorities and municipalities. Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Florida does not currently impose a tax on personal income but does impose taxes on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on intangible personal property as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project.

Florida has been among the fastest growing states as a result of migration to Florida from other areas of the United States and from foreign countries. Its population in 1995 represents an increase of 45% from 1980 levels, ranking the state fourth in the nation. Population growth in Florida is expected to continue and it is anticipated that corresponding increases in state revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the state. Florida's ability to meet these increasing expenses will be dependent in part upon the state's ability to foster business and economic growth. During the past decade, Florida has experienced strong growth in the service, construction and trade sectors. These sectors now account for more than 64% of the state's work force. Florida's service-based economy has grown at a steady pace with economic performance exceeding national levels. The largest components of this sector are health and business services which should remain strong growth areas, given the state's demographics. This growth has diversified the state's overall economy, which at one time was dominated by the citrus and tourism industries. The tourism industry, which supports many of the state's employment sectors, continues to be somewhat cyclical. Moreover, the state's economic and business growth could be restricted by the natural limitations of environment resources and the state's ability to finance adequate public facilities such as roads and schools. However, the state's recovery from the national economic recession is among the strongest regionally, as well as nationally and per capita income is slightly above national levels. Labor force growth has been steady since 1992 and employment has increased by 5% between 1993 and 1995. Presently, the state has a well-managed financial program with modest reserve levels and moderate debt. Although no issuers of Florida Obligations are currently in default on their payments of interest and principal, the occurrence of a default could adversely affect the market values and marketability of all Florida Obligations and, consequently, the net asset value of the Fund.

The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.


OTHER INVESTMENT TECHNIQUES

The Fund may also engage in the following investment techniques, each of which may involve certain risks:

PARTICIPATION INTERESTS. The Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks.

SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.


HOW TO PURCHASE SHARES
==============================================================================

Your initial investment in Institutional Shares of the Fund ordinarily must be at least $100,000. Shares are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Shares of the Fund purchased prior to May 29, 1996 are Retail Shares.

INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Florida Tax-Free Money Fund." An account application is included in this Prospectus.

You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 12:00 noon, Eastern time, on that day. Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Florida Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

HOW TO REDEEM SHARES
===============================================================================

You may redeem Institutional Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

ADDITIONAL REDEMPTION INFORMATION. There is currently no charge for processing wire redemptions. However, the Trust reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $100,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
===============================================================================

Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

COUNTRYWIDE TAX-FREE TRUST          COUNTRYWIDE INVESTMENT TRUST
Tax-Free Money Fund                 Short Term Government Income Fund
Ohio Tax-Free Money Fund            Institutional Government  Income Fund
California Tax-Free Money Fund      *Intermediate Term Government Income Fund
Florida Tax-Free Money Fund         *Adjustable Rate U.S. Government
*Tax-Free Intermediate Term Fund         Securities Fund
*Ohio Insured Tax-Free Fund         *Global Bond Fund

                     COUNTRYWIDE STRATEGIC TRUST
                     *U.S. Government Securities Fund
                     *Equity Fund
                     *Utility Fund
                     *Treasury Total Return Fund

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

SUBACCOUNTING SERVICES
===============================================================================

Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a subaccounting fee based on the level of services rendered. Institutions holding Fund shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. This Prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fee charged for those services and any restrictions and limitations imposed.

DIVIDENDS AND DISTRIBUTIONS
===============================================================================

All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

TAXES
==============================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

Florida does not impose an income tax on individuals but does have a corporate income tax. For purposes of the Florida income tax, corporate shareholders are generally subject to tax on all distributions of the Fund. Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. Shares of the Fund owned by a Florida resident will be exempt from the intangible personal property tax so long as the portion of the Fund's portfolio which is not invested in direct U.S. Government obligations is at least 95% invested in Florida Obligations which are exempt from that tax. The Fund will attempt to ensure that at least 95% of the Fund's portfolio on January 1 of each year consists of Florida Obligations exempt from the Florida intangible personal property tax.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
==============================================================================

The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, President and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Fund shall vote separately on matters relating to its own distribution arrangements. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of
Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

The Huntington Trust Company, N.A., 41 South High Street, Columbus, Ohio, may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.

CALCULATION OF SHARE PRICE
==============================================================================

On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
==============================================================================

From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Institutional and Retail Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

ACCOUNT APPLICATION
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

FLORIDA TAX-FREE MONEY FUND
(Institutional Shares)


                                             ACCOUNT NO. 6 -___________________
                                                            (For Fund Use Only)
------------------------------------------------
FOR BROKER/DEALER USE ONLY
Firm Name:_____________________________________
Home Office Address:___________________________
Branch Address:________________________________
Rep Name & No.:________________________________
------------------------------------------------
==============================================================================

Initial Investment of $__________________________ ($100,000 Minimum)

o  Check or draft enclosed payable to the Fund.

o  Bank Wire From:  __________________________________________________________

o  Exchange From:   __________________________________________________________
                     (Fund Name)                      (Fund Account Number)

ACCOUNT NAME                                     S.S. #/TAX I.D.#

____________________________________________    ______________________________
Name of Individual, Corporation,                (In case of custodial account
Organization, or Minor, etc.                     please list minor's S.S.#)

____________________________________________    Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                      o  Other________

ADDRESS                                        PHONE

____________________________________________ (   )___________________________
Street or P.O. Box                             Business Phone

____________________________________________ (   )___________________________
City                  State       Zip           Home Phone

Check Appropriate Box:          o Individual
                                o Joint Tenant (Right of survivorship presumed)
                                o Partnership
                                o Corporation
                                o Trust
                                o Custodial
                                o Non-Profit
                                o Other
===============================================================================

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:

o   I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
    subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue
    Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within
    60 days that 31% of all reportable payments will be withheld until
    I provide a number.
==============================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o  Share Option   --  Income distributions and capital gains distributions
                      automatically reinvested in additional shares.
o  Cash Option    --  Income distributions and capital gains distributions
                      paid in cash.
==============================================================================

REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, to have amounts withdrawn from my (our) account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I
      (we) further authorize the use of automated cash transfers to and from the account designated below.
 NOTE:  For wire redemptions, the indicated bank should be a commercial bank.

PLEASE ATTACH A VOIDED CHECK FOR THE ACCOUNT.

Bank Account Number__________________Bank Routing Transit Number______________

Name of Account Holder________________________________________________________

Bank Name___________________Bank Address______________________________________
                                             City                  State
==============================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


______________________________________     ___________________________________
Signature of Individual Owner,              Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.

______________________________________     ___________________________________
Title of Corporate Officer,                               Date
Trustee, etc.

             NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST
            COMPLETE THE RESOLUTION FORM ON THE REVERSE SIDE. UNLESS
              OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL
                   AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

______________________________________________________________________________
  is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                   CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


______________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of______________________________________
                                                      (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on______ at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

           NAME                                        TITLE

____________________________________    ______________________________________

____________________________________    ______________________________________

____________________________________    ______________________________________

Witness my hand and seal of the corporation or organization this___________day of______________, 19_______


____________________________________    ______________________________________
     *Secretary-Clerk                   Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                                  TAX-EXEMPT

                                  PROSPECTUS
                               NOVEMBER 1, 1996
                            Revised March 31, 1997

                               FLORIDA TAX-FREE
                                  MONEY FUND
                             Institutional Shares

                                 COUNTRYWIDE
                                 INVESTMENTS


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

==================================================
TABLE OF CONTENTS
Expense Information...........................   2
Financial Highlights..........................   3
Investment Objective and Policies.............   4
How to Purchase Shares .......................   8
How to Redeem Shares..........................   9
Exchange Privilege............................  11
Subaccounting Services........................  11
Dividends and Distributions...................  11
Taxes.........................................  12
Operation of the Fund.........................  13
Calculation of Share Price....................  14
Performance Information.......................  14
==================================================

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                                    PROSPECTUS
                                                              November 1, 1996
                                                        Revised March 31, 1997

                         CALIFORNIA TAX-FREE MONEY FUND
==============================================================================

The California Tax-Free Money Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT
PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1996, and amended March 31, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.


------------------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free)............................................800-543-0407
Cincinnati........................................................513-629-2050
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

EXPENSE INFORMATION
==============================================================================

SHAREHOLDER TRANSACTION EXPENSES
   Sales Load Imposed on Purchases..............................................      None
   Sales Load Imposed on Reinvested Dividends...................................      None
   Exchange Fee.................................................................      None
   Redemption Fee...............................................................      None *
   Check Redemption Processing Fee (per check):
       First six checks per month...............................................      None
       Additional checks per month..............................................     $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees After Waivers................................................      .48% (A)
   12b-1 Fees...................................................................      .03% (B)
   Other Expenses...............................................................      .29%
                                                                                    -------
   Total Fund Operating Expenses After Waivers.................................       .80% (C)
                                                                                    =======

(A) Absent waivers of management fees, such fees would have been .50% for the fiscal year ended June 30, 1996.

(B) The Fund may incur 12b-1 fees in an amount up to .25% of its average net assets.

(C) Absent waivers of management fees, total Fund operating expenses would have been .82% for the fiscal year ended June 30, 1996.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

            1 Year          3 Years            5 Years        10 Years
            $  8            $ 26               $ 44           $ 99

FINANCIAL HIGHLIGHTS
==============================================================================

The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1996 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================
                                                                                                    FROM DATE OF
                                                                                                   PUBLIC OFFERING
                                                                                                   (JULY 25, 1989)
                                                                       YEAR ENDED JUNE 30,                THROUGH
                                                                                                      JUNE 30,
                                                  1996     1995     1994     1993     1992     1991     1990
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period......... $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $1.000
                                                -------  -------  -------  -------  -------  -------  ------

Net investment income..........................   0.029    0.029    0.019    0.022    0.035    0.046   0.053
                                                -------  -------  -------  -------  -------  -------  ------

Distributions from net investment income....... ( 0.029) ( 0.029) ( 0.019) ( 0.022) ( 0.035) ( 0.046) (0.053)
                                                -------  -------  -------  -------  -------  -------  ------

Net asset value at end of period............... $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                                =======  =======  =======  =======  =======  =======  =======


Total return...................................   2.95%    2.95%    1.93%    2.26%    3.71%    4.70%   5.79% (B)
                                                =======  =======  =======  =======  =======  =======  =======


Net assets at end of period (000's)............ $36,122  $19,525  $24,508  $34,487  $21,246  $13,524  $12,205
                                                =======  =======  =======  =======  =======  =======  =======


Ratio of expenses to average net assets(A) ....   0.80%    0.70%    0.60%    0.56%    0.34%    0.40%   0.08% (B)

Ratio of net investment income to average
   net assets..................................   2.88%    2.83%    1.90%    2.22%    3.49%    4.56%   5.65% (B)

----------------------------------------------------------------------------------------------------------------

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.82%, 0.85%, 0.86%, 0.85%, 0.89%, 1.01% and 1.15%(B) for the periods ended June 30,
    1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.

(B) Annualized.

INVESTMENT OBJECTIVE AND POLICIES
==============================================================================

The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term California Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. California Obligations are debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and California income tax. To the extent acceptable California Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal, but not California, income tax.

The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.


MUNICIPAL OBLIGATIONS
Debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.


BASIC INVESTMENT POLICIES
It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in California Obligations and the remainder may be invested in obligations that are not California Obligations and therefore are subject to California income tax (see "Taxes"). When the Fund has adopted a temporary defensive position (including circumstances when acceptable California Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not exempt from California income tax.

The Fund seeks to achieve its investment objective by investing in high-quality, short-term Municipal Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

The Fund's dollar-weighted average maturity will be 90 days or less. The
Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

The Fund may, from time to time, invest in taxable short-term, high-quality obligations (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information.


RISK FACTORS
The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of Municipal Obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Municipal Obligations decline.

There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of California Obligations. The Fund's performance is closely tied to conditions within the State of California and to the financial condition of the State and its authorities and municipalities. The nationwide recession of the early 1990s severely affected several key industries in California's economy, such as defense, aerospace and high technology. Many of the job losses resulting from military base closings and cutbacks in the aerospace industry are expected to be permanent. However, the decline in the aerospace industry has been matched by a similar number of new jobs in the entertainment industry and significant increases in California's employment rate have brought employment near to its pre-recession level. This has improved the state's liquidity and has eliminated the need for external note borrowing across fiscal years. In August 1996, Standard & Poor's Ratings Group ("S&P") raised California's general obligation bond rating to "A+" from "A." This revision followed the state's second year of operating surpluses and passage of a fiscal 1997 budget with assumptions that appear more realistic than in prior years. Nevertheless, the state's cash position remains poor, as general fund operating deficits since 1990 have resulted in a fiscal 1996 accumulated deficit of $1.4 billion. Despite the increase in jobs, the state has experienced a long-term decline in its above-average income relative to the nation. The state's financial condition has been hampered by certain structural elements. These include, Proposition 98 which requires a mandated minimum percentage of general fund revenues to be used towards education, new sentencing laws which have led to a growing prison population, local infrastructure needs and the need to borrow to cover loans to schools. On December 6, 1994, Orange County, California filed for Chapter 9 bankruptcy after it was discovered that the County Treasurer had practiced investment techniques that were not prudent with the fiduciary guidelines for County co-mingled funds. The county emerged from bankruptcy in 1996 and has issued post-bankruptcy recovery bonds in order to pay its outstanding debt and to fund bankruptcy-related and operating costs. A portion of the new debt is insured and carries an "AAA" rating by S&P. The upgraded rating in Orange County's debt reflects its success in restraining expenses and forecasting revenues since the bankruptcy filing, as well as the adoption of a conservative investment policy and the establishment of an investment oversight committee. However, the county's general fund remains vulnerable with virtually no tolerance for contingencies, and has already undergone sharp reductions. The county's financial flexibility is further constrained by its severely limited revenue-raising capacity.

The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.


OTHER INVESTMENT TECHNIQUES
The Fund may also engage in the following investment techniques, each of which may involve certain risks:

PARTICIPATION INTERESTS. The Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks.

SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.


HOW TO PURCHASE SHARES
==============================================================================

Your initial investment in the Fund ordinarily must be at least $1,000. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "California Tax-Free Money Fund." An account application is included in this Prospectus.

You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with the Transfer Agent). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "California Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.


SHAREHOLDER SERVICES
==============================================================================

Contact the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

AUTOMATIC WITHDRAWAL PLAN
If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.


DIRECT DEPOSIT PLANS
Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.


AUTOMATIC INVESTMENT PLAN
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES
==============================================================================

You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check.

If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.


EXCHANGE PRIVILEGE
==============================================================================

Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust          Countrywide Investment Trust                Countrywide Strategic Trust
Tax-Free Money Fund                 Short Term Government Income Fund           *U.S. Government Securities Fund
Ohio Tax-Free Money Fund            Institutional Government  Income Fund       *Equity Fund
California Tax-Free Money Fund      *Intermediate Term Government Income Fund   *Utility Fund
Florida Tax-Free Money Fund         *Adjustable Rate U.S. Government            *Treasury Total Return Fund
*Tax-Free Intermediate Term Fund         Securities Fund
*Ohio Insured Tax-Free Fund         *Global Bond Fund

You may request an exchange by sending a written request to the Transfer
Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.


DIVIDENDS AND DISTRIBUTIONS
==============================================================================

All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

Dividends are automatically reinvested in additional shares of the Fund
(the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.


TAXES
==============================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Except for dividends from taxable investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to California state income tax. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

Interest on "specified private activity bonds," as defined by the Tax
Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and California state income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.


OPERATION OF THE FUND
==============================================================================

The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc., 312 Walnut Street,
Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, President and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

Shares of the Fund have equal voting rights and liquidation rights. The
Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.


DISTRIBUTION PLAN
==============================================================================

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

Pursuant to the Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of shares of the Fund. For the fiscal year ended June 30, 1996, the Fund paid $7,000 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders regarding the retention of shares of the Fund.

The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


CALCULATION OF SHARE PRICE
==============================================================================

On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.


PERFORMANCE INFORMATION
==============================================================================

From time to time, the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax-equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield."

Account Application
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

California Tax-Free
Money Fund
                                       ACCOUNT NO. 24 -_______________________
                                                       (For Fund Use Only)

                                       FOR BROKER/DEALER USE ONLY
                                       Firm Name:_____________________________
                                       Home Office Address:___________________
                                       Branch Address:________________________
                                       Rep Name & No.:________________________

==============================================================================

Initial Investment of $_________________________ ($1,000 minimum)

o  Check or draft enclosed payable to the Fund.

o  Bank Wire From:____________________________________________________________

o  Exchange From:_____________________________________________________________
                    (Fund Name)                        (Fund Account Number)

Account Name                                           S.S. #/Tax I.D.#

____________________________________________________   _______________________
Name of Individual, Corporation, Organization,         (In case of custodial
or Minor, etc.                                         account please list
                                                       minor's S.S.#)

____________________________________________________   Citizenship: o  U.S.
Name of Joint Tenant, Partner, Custodian                            o  Other___


Address                                                Phone

____________________________________________________   (     )________________
Street or P.O. Box                                     Business Phone

____________________________________________________   (     )________________
  City                            State       Zip      Home Phone

Check Appropriate Box: o Individual o Joint Tenant (Right of survivorship presumed) o Partnership o Corporation o Trust o Custodial o Non-Profit
o Other
==============================================================================

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

o I certify under penalties of perjury that a Taxpayer Identification
  Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

==============================================================================
DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)

o  Reinvest all distributions

o  Pay all distributions in cash
==============================================================================

REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

o WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the use of automated cash transfers to and from the account designated below.

NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number_______________ Bank Routing Transit Number________________

Name of Account Holder________________________________________________________

Bank Name_____________________________Bank Address____________________________
                                                   City                State

o  CHECKWRITING (A signature card must be completed)

 ...to deposit the proceeds of such redemptions in the applicable
Countrywide Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I (we) agree to be bound by the Rules and Regulations for the Countrywide Pay Through Draft Account as such Rules and Regulations may be amended from time to time.
==============================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


_____________________________________    _____________________________________
Signature of Individual Owner,              Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.

_____________________________________    _____________________________________
Title of Corporate Officer,                              Date
Trustee, etc.

      NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _______ per month in the Fund.

                               ABA Routing Number_____________________________

                               FI Account Number______________________________

                               o  Checking Account  o  Savings Account

___________________________________________
Name of Financial Institution (FI)

___________________________________________
City                           State

                                       Please make my automatic investment on:
                                       o  the last business day of each month
                                       o  the 15th day of each month
                                       o  both the 15th and last business day

X___________________________________      X___________________________________
(Signature of Depositor EXACTLY as        (Signature of Joint Tenant - if any)
it appears on FI Records)

   (Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)
         Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:

CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
==============================================================================

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw $_________ from my account beginning the last business day of the month of _________ .

Please Indicate Withdrawal Schedule (Check One):

o  Monthly -- Withdrawals will be made on the last business day of each month.
o  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o  Annually -- Please make withdrawals on the last business day of the month of:_________.

Please Select Payment Method (Check One):

o Exchange: Please exchange the withdrawal proceeds into another
Countrywide  account number: ____ ____-- ____ ____ ____ ____ ____ ____ -- ____
o Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

     Please attach a voided        ___________________________________________
     check for ACH or bank wire     Bank Name                   Bank Address

                                   ___________________________________________
                                    Bank ABA#       Account#     Account Name

o Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_________________________________________________________________

Please send to:_______________________________________________________________
                 Street address          City            State           Zip
==============================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)

RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

______________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)

FURTHER RESOLVED: That the corporation or organization participate in the Countrywide Pay Through Draft Account (PTDA) and that until otherwise ordered in writing, Countrywide Fund Services, Inc. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

______________________________________________________________________________
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                   Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the

______________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of______________________________________
                                                      (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ________ at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                Name                                    Title

_____________________________________    _____________________________________

_____________________________________    _____________________________________

_____________________________________    _____________________________________

Witness my hand and seal of the corporation or organization this___________day of_____________, 19_______


_____________________________________    _____________________________________
          *Secretary-Clerk               Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                                  TAX-EXEMPT

                                  PROSPECTUS
                               NOVEMBER 1, 1996
                            Revised March 31, 1997

                               CALIFORNIA TAX-FREE
                                   MONEY FUND

                                 COUNTRYWIDE
                                 INVESTMENTS


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999


==================================================
TABLE OF CONTENTS
Expense Information...........................   2
Financial Highlights..........................   3
Investment Objective and Policies.............   4
How to Purchase Shares .......................   8
Shareholder Services..........................   9
How to Redeem Shares..........................  10
Exchange Privilege............................  11
Dividends and Distributions...................  12
Taxes.........................................  12
Operation of the Fund.........................  13
Distribution Plan.............................  14
Calculation of Share Price....................  15
Performance Information.......................  15

==================================================

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                           COUNTRYWIDE TAX-FREE TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1996
                             Amended March 31, 1997

                               Tax-Free Money Fund
                         Tax-Free Intermediate Term Fund
                           Ohio Insured Tax-Free Fund
                            Ohio Tax-Free Money Fund
                         California Tax-Free Money Fund
                           Florida Tax-Free Money Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Countrywide Tax-Free Trust dated November 1, 1996 and revised March 31, 1997 (except for the Ohio Tax-Free Money Fund, which Prospectus is dated January 7, 1997 and revised March 31, 1997). A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094



                             TABLE OF CONTENTS                         PAGE

THE TRUST................................................................ 3
MUNICIPAL OBLIGATIONS.................................................... 5
QUALITY RATINGS OF MUNICIPAL OBLIGATIONS................................. 8
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS............................12
INVESTMENT LIMITATIONS...................................................16
INSURERS OF THE OHIO INSURED TAX-FREE FUND'S PORTFOLIO SECURITIES....... 22
TRUSTEES AND OFFICERS....................................................23
THE INVESTMENT ADVISER AND UNDERWRITER...................................26
DISTRIBUTION PLANS.......................................................28
SECURITIES TRANSACTIONS..................................................31
PORTFOLIO TURNOVER.......................................................33
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.....................34
OTHER PURCHASE INFORMATION...............................................37
TAXES....................................................................39
REDEMPTION IN KIND.......................................................41
HISTORICAL PERFORMANCE INFORMATION.......................................42
PRINCIPAL SECURITY HOLDERS...............................................47
CUSTODIAN................................................................48
AUDITORS.................................................................48
TRANSFER AGENT . ........................................................48
TAX EQUIVALENT YIELD TABLES..............................................50
ANNUAL REPORT . . . .....................................................52

THE TRUST
---------

        Countrywide Tax-Free Trust (the "Trust"), formerly Midwest Group Tax Free Trust, was organized as a Massachusetts business trust on April 13, 1981. The Trust currently offers six series of shares to investors: the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund (formerly the Royal Palm Florida Tax- Free Money Fund) (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A (Retail) shares and Class B (Institutional) shares of the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class A shares bear the expenses of distribution fees; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Class A shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Class B shares such as checkwriting privileges and automatic investment and redemption plans. Both Class A shares and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

MUNICIPAL OBLIGATIONS
---------------------

         Each Fund invests primarily in Municipal Obligations. Municipal Obligations are debt obligations issued by a state and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal Obligations include tax-exempt bonds, notes and commercial paper. The Ohio Insured Tax- Free Fund and the Ohio Tax-Free Money Fund invest primarily in Ohio Obligations, which are Municipal Obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and Ohio personal income tax. The California Tax-Free Money Fund invests primarily in California Obligations, which are Municipal Obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and California income tax. The Florida Tax-Free Money Fund invests primarily in Florida Obligations, which are Municipal Obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers, the value of which is exempt from the Florida intangible personal property tax, which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax.

         TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

         The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

         TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

                  1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

                  2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs.

                  3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

         WHEN-ISSUED OBLIGATIONS. Each Fund may invest in when- issued Municipal Obligations. In connection with these investments, each Fund will direct its Custodian to place cash, U.S. Government obligations or other liquid high-grade debt instruments in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Funds may sell these obligations before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. Sales of securities for these purposes carry a greater potential for the realization of capital gains and losses, which are not exempt from federal income taxes.

         PARTICIPATION INTERESTS. Each Fund may invest in participation interests in Municipal Obligations. A Fund will have the right to sell the interest back to the bank or other financial institution and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the Municipal Obligation plus accrued interest. Each Fund intends to exercise the demand on the letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the Municipal Obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The bank or financial institution will retain a service and letter of credit fee and a fee for issuing the repurchase commitment in an amount equal to the excess of the interest paid by the issuer on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel of the issuer, interest income on the interests will be tax-exempt when distributed as dividends to shareholders.

         Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest.

         LEASE OBLIGATIONS. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may invest in Municipal Obligations that constitute participation in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Lease obligations provide a premium interest rate, which along with the regular amortization of the principal, may make them attractive for a portion of the assets of the Funds. As described in the Prospectus, certain of these lease obligations contain "non-appropriation" clauses, and the Trust will seek to minimize the special risks associated with such securities by only investing in "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if the lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

         Neither the Tax-Free Intermediate Term Fund nor the Ohio Insured Tax-Free Fund will invest more than 10% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities. Neither Fund intends to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser to be liquid. In determining the liquidity of such obligations, the Adviser will consider such factors as (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

QUALITY RATINGS OF MUNICIPAL OBLIGATIONS

         The Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund may invest in Municipal Obligations only if rated at the time of purchase within the two highest grades assigned by any two nationally recognized statistical rating organizations ("NRSROs") (or by any one NRSRO if the obligation is rated by only that NRSRO). The NRSROs which may rate the obligations of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Services, Inc. ("Fitch").

         The Tax-Free Intermediate Term Fund may invest in tax-exempt bonds rated at the time of purchase within the three highest grades assigned by Moody's, S&P or Fitch. The Ohio Insured Tax- Free Fund may invest in tax-exempt bonds rated at the time of purchase within the four highest grades assigned by Moody's, S&P or Fitch. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may also invest in tax-exempt notes and commercial paper determined by the Adviser to meet the Funds' quality standards. In making this determination, the Adviser will consider the ratings assigned by the NRSROs for those obligations.

        MOODY'S RATINGS

         1. Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's says that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long term risks appear somewhat larger than Aaa bonds. Moody's describes bonds rated A as possessing many favorable investment attributes and as upper medium grade obligations. Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated by Moody's in the fourth highest rating (Baa) are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Those obligations in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1.

         2. Tax-Exempt Notes. Moody's highest rating for tax-exempt notes is MIG-1. Moody's says that notes rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1 group. Notes bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

         3. Tax-Exempt Commercial Paper. The rating Prime-1 is the highest tax-exempt commercial paper rating assigned by Moody's. Issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term obligations.

         S&P RATINGS

         1. Tax-Exempt Bonds. The four highest ratings of S&P for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds which are rated by S&P in the fourth highest rating (BBB) are regarded as having an adequate capacity to pay interest and repay principal and are considered "investment grade." Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories. The ratings for tax-exempt bonds may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         2. Tax-Exempt Notes. Tax-exempt note ratings are generally given by S&P to notes that mature in three years or less. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus designation. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         3. Tax-Exempt Commercial Paper. The ratings A-1+ and A-1 are the highest tax-exempt commercial paper ratings assigned by S&P. These designations indicate the degree of safety regarding timely payment is either overwhelming (A-1+) or very strong (A- 1). Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

         FITCH RATINGS

         1. Tax-Exempt Bonds. The four highest ratings of Fitch for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA are regarded by Fitch as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are regarded by Fitch as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated bonds, and more subject to possible change over the term of the issue. Bonds rated A are regarded by Fitch as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are regarded by Fitch as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings. Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign.

         2. Tax-Exempt Notes. The ratings F-1+, F-1 and F-2 are the highest ratings assigned by Fitch for tax-exempt notes. Notes assigned the F-1+ rating are regarded by Fitch as having the strongest degree of assurance for timely payment. Notes assigned the F-1 rating reflect an assurance for timely payment only slightly less than the strongest issues. Notes assigned the F-2 rating have a degree of assurance for timely payment with a lesser margin of safety than higher-rated notes.

         3. Tax-Exempt Commercial Paper. Commercial paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. Issues assigned the Fitch-2 rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

         GENERAL. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of the Adviser to appraise independently the fundamental quality of the obligations held by the Funds. Certain Municipal Obligations may be backed by letters of credit or similar commitments issued by banks and, in such instances, the obligation of the bank and other credit factors will be considered in assessing the quality of the Municipal Obligations.

         Any Municipal Obligation which depends on the credit of the U.S. Government (e.g. project notes) will be considered by the Adviser as having the equivalent of the highest rating of Moody's, S&P or Fitch. In addition, unrated Municipal Obligations will be considered as being within the foregoing quality ratings if other equal or junior Municipal Obligations of the same issuer are rated and their ratings are within the foregoing ratings of Moody's, S&P or Fitch. Each Fund (except the California Tax-Free Money Fund) may also invest in Municipal Obligations which are not rated if, in the opinion of the Adviser, subject to the review of the Board of Trustees, such obligations are of comparable quality to those rated obligations in which the applicable Fund may invest.

         Subsequent to its purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If the rating of an obligation held by a Fund is reduced below its minimum requirements, the Fund will be required to exercise the demand provision or sell the obligation as soon as practicable.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

         A more  detailed  discussion  of some of the terms used and  investment
policies   described  in  the  Prospectuses  (see  "Investment   Objectives  and
Policies") appears below:

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Funds will only invest in bankers' acceptances of banks having a short-term rating of A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in taxable commercial paper provided the paper is rated in one of the two highest categories by any two NRSROs (or by any one NRSRO if the security is rated by only that NRSRO). Each Fund other than the California Tax-Free Money Fund may also invest in unrated commercial paper of issuers who have outstanding unsecured debt rated Aa or better by Moody's or AA or better by Standard & Poor's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid. The Funds do not presently intend to invest in taxable commercial paper.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing;

basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must consist of either certificates of deposit, eligible bankers' acceptances or securities which are issued or guaranteed by the United States Government or its agencies. The collateral will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the

Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         MAJORITY. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

INVESTMENT LIMITATIONS
----------------------

         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For the purpose of these investment limitations, the identification of the "issuer" of Municipal Obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         THE LIMITATIONS APPLICABLE TO THE TAX-FREE MONEY FUND, THE TAX-FREE INTERMEDIATE TERM FUND AND THE OHIO INSURED TAX-FREE FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money or pledge, mortgage or hypothecate its assets, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. A Fund will not make any additional purchases of portfolio securities while borrowings are outstanding.

         2. Underwriting. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         3. Illiquid Investments. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the total assets of the Fund would be invested in such securities.

         4. Real Estate. Each Fund will not purchase, hold or deal in real estate, but this shall not prevent investments in Municipal Obligations which are secured by or represent interests in real estate.

         5. Commodities. Each Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs.

         6. Loans. Each Fund will not make loans to other persons, except (a) by the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, (b) by loaning portfolio securities, or (c) by engaging in repurchase transactions.

         7. Certain Companies. Each Fund will not purchase securities of a company, if such purchase at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

         8. Obligations of One Issuer. Each Fund will not purchase more than 10% of the outstanding publicly issued debt obligations of any issuer. With respect to the Ohio Insured Tax-Free Fund, this limitation does not apply to securities issued or guaranteed by the State of Ohio and its political subdivisions and duly constituted authorities and corporations. This limitation is not applicable to privately issued Municipal Obligations.

         9. Investing for Control. Each Fund will not invest in companies for the purpose of exercising control.

         10. Other Investment Companies. Each Fund will not invest more than 10% of its total assets in the securities of other investment companies and then only for temporary purposes in companies whose dividends are tax-exempt or invest more than 5% of its total assets in the securities of any investment company. Each Fund will not purchase more than 3% of the outstanding voting stock of any investment company.

         11. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities.

         12.  Common Stocks.  Each Fund will not invest in common stocks.

         13. Securities Owned by Affiliates. Each Fund will not purchase or retain the securities of any issuer if, to the Trust's knowledge, those Trustees and officers of the Trust or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

         14. Short Sales and Options. Each Fund will not sell any securities short or write call options. This limitation is not applicable to the extent that sales by a Fund of Municipal Obligations with puts attached or sales by a Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

         As diversified series of the Trust, the Tax-Free Money Fund and the Tax-Free Intermediate Term Fund have adopted the following additional investment limitation, which may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding shares of the applicable Fund. Neither Fund will purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of a Fund and to not more than 10% of the outstanding voting securities of such issuer.

         THE LIMITATIONS APPLICABLE TO THE OHIO TAX-FREE MONEY FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by it except as may be necessary in connection with borrowings described in limitation
(1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days and other illiquid securities.

         5. Real Estate. The Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate.

         6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

         7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

         8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

         9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of tax-exempt obligations with puts attached or sales by the Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

         10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or any state and its political subdivisions, agencies, authorities and instrumentalities. The Fund may invest more than 25% of its total assets in tax-exempt obligations in a particular segment of the bond market.

         THE LIMITATIONS APPLICABLE TO THE CALIFORNIA TAX-FREE MONEY FUND AND THE FLORIDA TAX-FREE MONEY FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money, except from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 10% of its total assets. Each Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

         2. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Each Fund will not mortgage, pledge or hypothecate more than 10% of the value of its total assets in connection with borrowings.

         3. Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         4. Illiquid Investments. Each Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days and other illiquid securities.

         5. Real Estate. Each Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate.

         6. Commodities. Each Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Funds may otherwise invest would be considered to be such commodities, contracts or investments.

         7. Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

         8. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities.

         9. Short Sales and Options. Each Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by a Fund of tax-exempt obligations with puts attached or sales by a Fund of other securities in which a Fund may otherwise invest would be considered to be sales of options.

         10. Other Investment Companies. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Concentration. Each Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by governments or political subdivisions of governments.

         12. Senior Securities. Each Fund will not issue or sell any class of senior security as defined by the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued basis might be deemed as such.

         With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The Funds will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of a Fund's net assets would be invested in such securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

INSURERS OF THE OHIO INSURED TAX-FREE FUND'S PORTFOLIO SECURITIES
-----------------------------------------------------------------

         In connection with its investments in insured long-term Ohio Obligations, the Ohio Insured Tax-Free Fund may purchase insurance from, or obligations insured by, one of the following recognized insurers of municipal obligations: MBIA Insurance Corp.("MBIA"), AMBAC Indemnity Corp. ("AMBAC"), Financial Guaranty Insurance Co. ("FGIC") or Financial Security Assurance Inc. ("FSA"). Each insurer is rated Aaa by Moody's and AAA by S&P and each insurer maintains a statutory capital claims ratio well below the exposure limits set by the Insurance Commissioner of New York (300:1 insurance risk exposure to every dollar of statutory capital). While such insurance reduces the risk that principal or interest will not be paid when due, it is not a protection against market risks arising from other factors, such as changes in prevailing interest rates. If the issuer defaults on payments of interest or principal, the trustee and/or payment agent of the issuer will notify the insurer who will make payment to the bondholders. There is no assurance that any insurance company will meet its obligations.

         MBIA has been the leader in the bond insurance market for the past fourteen years, holding a 42% share of the market in 1995. MBIA insured approximately $28 billion of new issue municipal bonds in 1995, as compared to $30 billion during the previous year. Although the dollar volume of insured new issues in the municipal market increased from 37% in 1994 to 43% in 1995, premium levels remained very competitive. Consequently, in order to further enhance growth prospects, insurers throughout the industry are diversifying their products by offering other finnacial products to their exisiting client base and by targeting both the asset-based and the international market. Although municipal bond insurance remains the dominant component of MBIA's written and earned premiums, the company made efforts in 1995 to capitalize on international insurance opportunities by entering into a European joint venture with AMBAC. MBIA is 98.4% publicly owned, with its remaining shares owned by Aetna Casualty & Surety Company.

         AMBAC is the oldest and second largest bond insurer with a 25% market share in 1995. AMBAC's portion of the insured new issue municipal market totaled $16.8 billion in 1995. AMBAC's management remains committed to investment grade, zero-loss underwriting and risk management standards. For the eighth year in a row, AMBAC's capital charge has declined, a reflection of the company's efforts to reposition its portfolio toward lower risk sectors. AMBAC's margin of safety rose in 1995 to 1.4x - 1.5x, which compares favorably with S&P's minimum "AAA" bond insurance standards of 1.25x. AMBAC is also diversifying its products and services, which enabled it to post a 27% increase in total net par written in 1995. AMBAC is entirely owned by public shareholders.

         FGIC is 99% owned by General Electric Capital Corporation and 1% owned by Sumitomo Marine & Fire Insurance Co. Ltd. In 1995, FGIC wrote $16.7 billion in net par municipal insurance, compared with $16.4 billion for the prior year. This slight increase was impressive in light of the generally tight environment in the municipal bond insurance arena. FGIC's focus is on lower-risk segments for the municipal market, such as G.O. and water and sewer. Health care, one of the more riskier sectors of the municipal market, represents only 5.4% of the company's business, compared with 11.9% for the industry. FGIC's net income for 1995 was $166.9 million, compared with $179.3 million in 1994.

         FSA acquired Capital Guaranty Insurance Co.("CGIC") in 1995, which increased its market share and boosted its claims-paying resources and its margin of safety. The cost of acquiring CGIC was largely financed with newly issued FSA stock. In addition, FSA secured a $125 million nonrecourse line of credit which further increased policyholder protection. The acquisition of CGIC also enabled FSA's volume of municipal insurance to surpass its asset-backed business. In terms of the new issue municipal market, FSA insured $4.1 billion of new issue municipal bonds in 1995 while $2.9 billion was insured by CGIC. Municipal net par now represents 65% of the total book of business, with asset-backed net par exposure falling off to about 35%. The company's quality and risk measurements are generally equal to or slightly better than most industry averages and it also maintains a well diversified portfolio. Half of FSA's stock is owned by U.S. West Capital Corp., 36% is publicly owned and the remaining shares are held by Fund American Enterprises Holding Inc. and Tokio Marine and Fire Insurance Co., Ltd.

TRUSTEES AND OFFICERS
----------------------

         The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust and the funds of Countrywide Investments (consisting of the Trust, Countrywide Investment Trust and Countrywide Strategic Trust) for the fiscal year ended June 30, 1996. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Countrywide Investment Trust and Countrywide Strategic Trust.

                                                              COMPENSATION
                                             COMPENSATION         FROM
NAME                   AGE   POSITION HELD   FROM TRUST  COUNTRYWIDE INVESTMENTS
 Donald L. Bodgon, MD   66   Trustee            $     0          $     0
 John R. Delfino        63   Trustee                  0                0
 H. Jerome Lerner       58   Trustee              2,467            7,500
*Robert H. Leshner      57   President/Trustee        0                0
*Angelo R. Mozilo       58   Trustee                  0                0
 Oscar P. Robertson     57   Trustee              1,167            4,700
 John F. Seymour, Jr.   59   Trustee                  0                0
 Sebastiano Sterpa      67   Trustee                  0                0
 John F. Splain         40   Secretary                0                0
 Mark J. Seger          35   Treasurer                0                0

  * Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         DONALD L. BOGDON, M.D., 435 Arden Avenue, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology and until 1993 he was Chairman of the Board of Glendale Memorial Hospital.

         JOHN R. DELFINO, 2029 Century Park East, Los Angeles, California is President of Concorde Capital Corporation (an investment firm). Until 1993 he was a director of Cypress Financial and Chairman of Rancho Santa Margarita, mortgage banking firms.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors.

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust) and Countrywide Financial Services, Inc.
(a financial services company and parent of Countrywide Investments, Inc. and Countrywide Fund Services, Inc.). He is Vice Chairman and a director of Countrywide Fund Services, Inc. (a registered transfer agent) and President and a Trustee of Countrywide Investment Trust and Countrywide Strategic Trust, registered investment companies.

         ANGELO R. MOZILO, 155 North Lake Avenue, Pasadena, California is Vice Chairman and Executive Vice President of Countrywide Credit Industries, Inc.
(a holding company).  He is a director of Countrywide Home Loans, Inc.
(a residential mortgage
                                                          - 24 -
lender), CTC Foreclosure Services Corporation (a foreclosure trustee) and LandSafe, Inc. (the parent company of fifteen LandSafe entities which provide property appraisals, credit reporting services, title insurance and/or closing services for residential mortgages), each a subsidiary of Countrywide Credit Industries, Inc. He is Chairman and a director of Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Capital Markets, Inc., (parent company of Countrywide Securities Corporation and Countrywide Servicing Exchange) and various LandSafe subsidiaries and is Chairman and Chief Executive Officer of Countrywide Securities Corporation (a registered broker-dealer), each a subsidiary of Countrywide Credit Industries, Inc. He is also Vice Chairman of CWM Mortgage Holdings, Inc. (a publicly-held real estate investment trust).

         OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem  Corp.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

         JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells, California is Chief Executive Officer of the Southern California Housing Development Agency and a consultant for Orange Coast Title Co. (a title insurance company). He is also a director of Irvine Apartment Communities (a real estate investment trust) and Inco Homes (a home builder). Until 1994 he was a director of the California Housing Finance Agency.

         SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Secretary and General Counsel of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. and Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc. He is also Secretary of Countrywide Investment Trust,
Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, and The Thermo Opportunity Fund, Inc. and Assistant Secretary of Schwartz Investment Trust, Fremont Mutual Funds, Inc., Capitol Square Funds, The Gannett Welsh & Kotler Funds and Interactive Investments, all of which are registered investment companies.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Vice President and Fund Controller of Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment

Trust, a series company, The Thermo Opportunity Fund, Inc. and Capitol Square Funds, Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments and Assistant Secretary of Fremont Mutual Funds, Inc.

         Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,000 and a fee of $750 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Investment Trust and Countrywide Strategic Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------

         Countrywide Investments, Inc. (the "Adviser"), formerly Midwest Group Financial Services, Inc., is the Funds' investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner may be deemed to be affiliates of the Adviser by reason of their position as Chairman and President, respectively, of the Adviser. Messrs. Mozilo and Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser manages the Funds' investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of
 .5% of its average daily net assets up to $100,000,000, .45% of such assets from
$100,000,000  to  $200,000,000,   .4%  of  such  assets  from   $200,000,000  to
$300,000,000 and .375% of such assets in excess of $300,000,000. The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

         For the fiscal years ended June 30, 1996, 1995 and 1994, the Tax-Free Money Fund paid advisory fees of $140,891, $144,305 and $162,772, respectively. For the fiscal years ended June 30, 1996, 1995 and 1994, the Tax-Free Intermediate Term Fund accrued advisory fees of $398,576, $472,968 and $532,184, respectively; however, the Adviser voluntarily waived $2,768 of such fees for the fiscal year ended June 30, 1994 in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1996, 1995 and 1994, the Ohio Insured Tax-Free Fund accrued advisory fees of $397,265, $394,825 and $419,429, respectively; however, the Adviser reimbursed the Fund for $2,708 of Class A expenses for the fiscal year ended June 30, 1996, voluntarily waived $14,000 of its advisory fees and reimbursed the Fund for

$5,077 of Class A expenses for the fiscal year ended June 30, 1995 and voluntarily waived $427 of its advisory fees for the fiscal year ended June 30, 1994 in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1996, 1995 and 1994, the Ohio Tax-Free Money Fund paid advisory fees of $1,117,233, $1,026,778 and $1,016,929, respectively. For the fiscal years ended June 30, 1996, 1995 and 1994, the California Tax-Free Money Fund accrued advisory fees of $142,143, $113,878 and $126,852, respectively; however, the Adviser voluntarily waived $6,600, $34,500 and $66,715 of such fees for the fiscal years ended June 30, 1996, 1995 and 1994, respectively, in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1996, 1995 and 1994, the Florida Tax-Free Money Fund accrued advisory fees of $152,663, $131,885 and $141,383, respectively; however, the Adviser voluntarily waived $58,284, $38,141 and $65,243 of such fees for the fiscal years ended June 30, 1996, 1995 and 1994, respectively, in order to reduce the operating expenses of the Fund.

         The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

         By their terms, the Funds' investment advisory agreements remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

         The Adviser currently allows concessions to dealers who sell shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. For the fiscal year ended June 30, 1996, the aggregate underwriting commissions on sales of the Funds' shares were $311,870 of which the Adviser paid $279,354 to unaffiliated dealers in the selling network, earned $14,509 as a broker-dealer in the selling network and retained $18,007 in underwriting commissions. For the fiscal year ended June 30, 1995, the aggregate underwriting commissions on sales of the Funds' shares were $305,296 of which the Adviser paid $274,170 to unaffiliated dealers in the selling network, earned $13,410 as a broker-dealer in the selling network and retained $17,716 in underwriting commissions. For the fiscal year ended June 30, 1994, the aggregate underwriting commissions on sales of the Funds' shares were $758,606 of which the Adviser paid $689,144 to unaffiliated dealers in the selling network, earned $33,328 as a broker-dealer in the selling network and retained $36,134 in underwriting commissions.

         The Adviser retains the contingent deferred sales load on redemptions of shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund which are subject to a contingent deferred sales load. For the fiscal year ended June 30, 1996, the Adviser retained $5,802 and $349 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively.

         The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

         CLASS A PLAN -- As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Tax-Free Money Fund and the California Tax-Free Money Fund and .25% of the average daily net assets of the Class A shares of the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund. Unreimbursed expenses will not be carried over from year to year.

         For the fiscal year ended June 30, 1996, the aggregate distribution-related expenditures of the Tax-Free Money Fund ("MF"), the Tax-Free Intermediate Term Fund ("ITF"), the Ohio Insured Tax-Free Fund ("OIF"), the Ohio Tax-Free Money Fund ("OMF"), the California Tax-Free Money Fund ("CMF") and the Florida Tax-Free Money Fund ("FMF") under the Class A Plan were $25,946, $115,756, $14,824, $451,624, $8,687 and $8,631, respectively. Amounts were spent as follows:

                             MF             ITF           OIF           OMF         CMF           FMF
Printing and mailing
of prospectuses and
reports to prospective
shareholders . . . .      $1,946         $5,315         $5,009         $4,479     $1,687       $3,452
Payments to broker-
dealers and others
for the sale or
retention of assets .     24,000        110,441          9,815        444,000      7,000        5,179
Other promotional
expenses . . . . . .         ---           ---            ---           3,145        ---         ---
                         -------       --------        -------       --------     ------       ------
                         $25,946       $115,756        $14,824       $451,624     $8,687       $8,631
                         =======       ========        =======       ========     ======       ======

     CLASS C PLAN  (Tax-Free  Intermediate  Term Fund and Ohio Insured  Tax-Free
Fund) -- The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of such Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

     For the fiscal year ended June 30, 1996, the aggregate distribution-related expenditures of the Tax-Free Intermediate Term Fund ("ITF") and the Ohio Insured Tax-Free Fund ("OIF") under the Class C Plan were $22,701 and $12,297, respectively. Amounts were spent as follows:

                                            ITF          OIF
Printing and mailing of
prospectuses and reports
to prospective shareholders. . . . . . . $   358       $   288
Payments to broker-dealers and
others for the sale or
retention of assets. . . . . . . . . . .  22,343        12,009
                                         -------       -------
                                         $22,701       $12,297
                                         =======       =======

         GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

         The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.


         In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions have been paid by the Funds during the last three fiscal years.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.


CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of

1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------

         The Adviser intends to hold the portfolio securities of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

         The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund do not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Adviser's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Adviser, a favorable yield spread exists between specific issues or different market sectors.

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Adviser anticipates that the portfolio turnover rate for each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

         The share price (net asset value) of the shares of the Tax- Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund is determined as of 12:00 noon and 4:00 p.m., Eastern time, on each day the Trust is open for business. The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

         Pursuant to Rule 2a-7 promulgated under the Investment Company Act of 1940, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund each value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Florida Tax-Free Money Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund.

         Pursuant to Rule 2a-7, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund each maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as possible.

         The maturity of a floating or variable rate instrument subject to a demand feature held by the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Florida Tax-Free Money Fund will be determined as follows, provided that the conditions set forth below are met. The maturity of a floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of a variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

         The demand feature of each such instrument must entitle a Fund to receive the principal amount of the instrument plus accrued interest, if any, at the time of exercise and must be exercisable either (1) at any time upon no more than thirty days' notice or (2) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice. Furthermore, the maturity of any such instrument may only be determined as set forth above as long as the instrument continues to receive a short-term rating in one of the two highest categories from any two nationally recognized statistical rating organizations ("NRSROs") (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, is determined to be of comparable quality by the Adviser, under the direction of the Board of Trustees. However, an instrument having a demand feature other than an "unconditional" demand feature must have both a short-term and a long-term rating in one of the two highest categories from any two NRSROs (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, to have been determined to be of comparable quality by the Adviser, under the direction of the Board of Trustees. An "unconditional" demand feature is one that by its terms would be readily exercisable in the event of a default on the underlying instrument.

         The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of each Fund's portfolio holdings by the Board of Trustees to determine whether a Fund's net asset value calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

         While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Florida Tax-Free Money Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

         Tax-exempt portfolio securities are valued for the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Funds for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities.

         If, in the Adviser's opinion, the valuation provided by the pricing service ignores certain market conditions affecting the value of a security, the Adviser will use (consistent with procedures established by the Board of Trustees) such other valuation as it considers to represent fair value. Valuations, market quotations and market equivalents provided to the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund by pricing services will only be used when such use and the methods employed have been approved by the Board of Trustees. Valuations provided by pricing services or the Adviser may be determined without exclusive reliance on matrixes and may take into consideration appropriate factors such as bid prices, quoted prices, institution-size trading in similar groups of securities, yield, quality, coupon rates, maturity, type of issue, trading characteristics and other market data.

         Since it is difficult to evaluate the likelihood of exercise or the potential benefit of a put attached to an obligation, it is expected that such puts will be determined to have a value of zero, regardless of whether any direct or indirect consideration was paid.

         The Board of Trustees has adopted the policy for the Tax- Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, which may be changed without shareholder approval, that the maturity of fixed rate or floating and variable rate instruments with demand features will be determined as follows. The maturity of each such fixed rate or floating rate instrument will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of each such variable rate instrument will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

         Taxable securities, if any, held by the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

OTHER PURCHASE INFORMATION
--------------------------

         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of Class A shares of the Tax-Free Intermediate Term Fund or the Ohio Insured Tax-Free Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of Class A shares of the Tax-Free Intermediate Term Fund or the Ohio Insured Tax-Free Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----

    The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal and state taxes.

         Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         Each Fund intends to invest in sufficient obligations so that it will qualify to pay, for federal income tax purposes, "exempt-interest dividends" (as defined in the Internal Revenue Code) to shareholders. A Fund's dividends payable from net tax-exempt interest earned from tax-exempt obligations will qualify as exempt-interest dividends for federal income tax purposes if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of tax-exempt obligations. The percentage of income that is exempt from federal income taxes is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual tax-exempt percentage during any particular month.

         Each Fund intends to invest  primarily  in  obligations  with  interest income exempt from federal income taxes. To the extent possible, the Ohio Insured Tax-Free Fund and the Ohio Tax-Free Money Fund intend to invest primarily in obligations the income from which is exempt from Ohio personal income tax, the California Tax-Free Money Fund intends to invest primarily in obligations the income from which is exempt from California income tax and the Florida Tax-Free Money Fund intends to invest primarily in obligations the value of which is exempt from the Florida intangible personal property tax. Distributions from net investment income and net realized capital gains, including exempt-interest dividends, may be subject to state taxes in other states.

         Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry shares of investment companies paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for federal income tax purposes. Shareholders should consult their tax advisors as to the application of these provisions.

         Shareholders receiving Social Security benefits may be subject to federal income tax (and perhaps state personal income tax) on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Funds). In general, the tax will apply to such benefits only in cases where the recipient's provisional income, consisting of adjusted gross income, tax-exempt interest income and 50% of any Social Security benefits, exceeds a base amount ($25,000 for single individuals and $32,000 for individuals filing a joint return). In such cases, the tax will be imposed on the lesser of 50% of the recipient's Social Security benefits or the excess of provisional income over the base amount. A second tier of inclusion rules for high-income social security recipients has been added for tax years beginning after 1993. These new rules apply to taxpayers who have provisional income over $44,000 (married filing jointly) or $34,000 (single). For these taxpayers, the amount of benefit subject to tax is the lesser of (1) 85% of the social security benefit received or (2) 85% of the excess of the taxpayer's provisional income over $44,000 (married filing jointly) or $34,000 (single) plus the smaller of
(a) $6,000 (married filing jointly) or $4,500 (single) or (b) the amount taxable under the 50% inclusion rules described above. Shareholders receiving Social Security benefits may wish to consult their tax advisors.

         All or a portion of the sales load incurred in purchasing Class A shares of the Tax-Free Intermediate Term Fund or shares of the Ohio Insured Tax-Free Fund will not be included in the federal tax basis of any of such shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in any other fund of Countrywide Investments and a sales load that would otherwise apply to the reinvestment is reduced or eliminated because the sales proceeds were reinvested in the funds of Countrywide Investments. The portion of the sales load so excluded from the tax basis of the shares sold will equal the amount by which the sales load that would otherwise be applicable upon the reinvestment is reduced. Any portion of such sales load excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of June 30, 1996, the Tax- Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund had capital loss carryforwards for federal income tax purposes of $1,338, $1,620,782, $494, $709, $1,580 and $1,198, respectively, none of which expire until at least June 30, 1999.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
-------------------

         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

         Yield quotations on investments in the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 - 1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund do not normally recognize unrealized gains and losses under the amortized cost valuation method). The Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1996 were 2.85% and 2.89%, respectively. The current and effective yields for Class A shares of the Ohio Tax-Free Money Fund for the seven days ended June 30, 1996 were 2.90% and 2.94%, respectively. The California Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1996 were 2.74% and 2.78%, respectively. The Florida Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1996 were 2.88% and 2.92%, respectively, for Class A shares and 3.13% and 3.18%, respectively, for Class B shares. The Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund may also quote a tax- equivalent current or effective yield, computed by dividing that portion of a Fund's current or effective yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Based on the highest marginal federal income tax rate for individuals (39.6%), the Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1996 were 4.72% and 4.78%, respectively. Based on the highest combined marginal federal and Ohio income tax rate for individuals (44.13%), the tax-equivalent current and effective yields for Class A shares of the Ohio Tax-Free Money Fund for the seven days ended June 30, 1996 were 5.19% and 5.26%, respectively. Based on the highest combined marginal federal and California income tax rate for individuals (46.24%), the California Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1996 were 5.10% and 5.17%, respectively. Based on the highest marginal federal income tax rate for individuals (39.6%), the Florida Tax- Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1996 were 4.77% and 4.83%, respectively, for Class A shares and 5.18% and 5.26%, respectively, for Class B shares.

         From time to time, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                          P (1 + T)n = ERV
Where:
P =               a hypothetical initial payment of $1,000
T =               average annual total return
n =               number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment and the deduction of the current maximum contingent deferred sales load, at the times, in the amounts, and under the terms disclosed in the Prospectus. If a Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund for the periods ended June 30, 1996 are as follows:

Tax-Free Intermediate Term Fund (Class A)
1 year                                                                 2.42%
5 years                                                                5.94%
10 years                                                               5.83%

Tax-Free Intermediate Term Fund (Class C)
1 year                                                                 4.00%
Since inception (February 1, 1994)                                     2.57%

Ohio Insured Tax-Free Fund (Class A)
1 year                                                                  .85%
5 years                                                                6.26%
10 years                                                               6.80%

Ohio Insured Tax-Free Fund (Class C)
1 year                                                                 4.44%
Since inception (November 1, 1993)                                     2.78%

         The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end or contingent deferred sales load which, if included, would reduce total return. The total returns of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:
                                                   Ohio        Ohio
                      Tax-Free      Tax-Free      Insured     Insured
                      Intermediate  Intermediate  Tax-Free    Tax-Free
                      Term Fund     Term Fund     Fund        Fund
                      Class A       Class C       Class A     Class C

Period Ended
June 30, 1987         5.24%                        6.73%
June 30, 1988         3.88%                        6.80%
June 30, 1989         5.76%                        9.75%
June 30, 1990         6.35%                        5.53%
June 30, 1991         7.38%                        7.98%
June 30, 1992         8.78%                       11.55%
June 30, 1993        10.75%                       12.24%
June 30, 1994         1.70%       -3.40%(1)       -0.41%     -4.01%(2)
June 30, 1995         6.36%        5.82%           7.75%      7.31%
June 30, 1996         4.51%        4.00%           5.05%      4.44%

(1)      From date of initial public offering on February 1, 1994.
(2)      From date of initial public offering on November 1, 1993.

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable front-end or contingent deferred sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund (excluding sales loads) for the periods ended June 30, 1996 are as follows:

Tax-Free Intermediate Term Fund (Class A)
1 Year                                        4.51%
3 Years                                       4.17%
5 Years                                       6.37%
10 Years                                      6.04%
Since inception (September 10, 1981)          6.49%

Ohio Insured Tax-Free Fund (Class A)
1 Year                                        5.05%
3 Years                                       4.07%
5 Years                                       7.13%
10 Years                                      7.24%
Since inception (April 1, 1985)               8.16%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may advertise their yield and tax- equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                             Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of Class A and Class C shares of the Tax-Free Intermediate Term Fund for June 1996 were 4.54% and 4.14%, respectively. The yields of Class A and Class C shares of the Ohio Insured Tax-Free Fund for June 1996 were 4.91% and 4.62%, respectively. Tax-equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Based on the highest marginal federal income tax rate for individuals (39.6%), the tax-equivalent yields of Class A and Class C shares of the Tax-Free Intermediate Term Fund for June 1996 were 7.52% and 6.85%, respectively. Based on the highest combined marginal federal and Ohio income tax rate for individuals (44.13%), the tax-equivalent yields of Class A and Class C shares of the Ohio Insured Tax-Free Fund for June 1996 were 8.79% and 8.27%, respectively.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Yield quotations are computed separately for Class A and Class B shares of the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund. The yield of Class B shares is expected to be higher than the yield of Class A shares due to the distribution fees imposed on Class A shares. Average annual total return and yield are computed separately for Class A and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         Donoghue's Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Tax-Free Money Fund may compare performance rankings with money market funds appearing in the Tax Free Stockbroker & General Purpose Funds category. In addition, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund may compare performance rankings with money market funds appearing in the Tax Free State Specific Stockbroker & General Purpose Funds categories. Donoghue's Bond Fund Report provides a comparative analysis of performance for various categories of bond funds. The Tax-Free Intermediate Term Fund may compare performance rankings with bond funds appearing in the Municipal Intermediate Term Funds category. The Ohio Insured Tax-Free Fund may compare performance rankings with bond funds appearing in the Ohio Long-Term Municipal Funds category.

         Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Tax-Free Money Fund may provide comparative performance information appearing in the Tax-Exempt Money Market Funds category, the Ohio Tax-Free Money Fund may provide comparative performance information appearing in the Ohio Tax- Exempt Money Market Funds category, the California Tax-Free Money Fund may provide comparative performance information appearing in the California Tax-Exempt Money Market Funds category and the Florida Tax-Free Money Fund may provide comparative performance information appearing in the Other States Tax-Exempt Money Market Funds category. The Tax-Free Intermediate Term Fund may provide comparative performance information appearing in the Intermediate (5-10 year) Municipal Debt Funds category and the Ohio Insured Tax-Free Fund may provide comparative performance information appearing in the Ohio Municipal Debt Funds category.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

         As of October 4, 1996, The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio, owned of record 19.06% of the Trust's outstanding shares, including 36.87% of the outstanding shares of the Ohio Tax-Free Money Fund and 17.46% of the outstanding Class A shares of the Florida Tax-Free Money Fund. The Fifth Third Bank may be deemed to control the Ohio Tax-Free Money Fund by virtue of the fact that it owned of record more than 25% of the Fund's shares as of such date. As of October 4, 1996, The Huntington Trust Company, N.A., Trust Department, 41 South High Street, Columbus, Ohio, owned of record 37.36% of the outstanding shares of the Florida Tax-Free Money Fund, including all of the outstanding Class B shares of the Fund. The Huntington Trust Company, N.A. may be deemed to control the Florida Tax-Free Money Fund by virtue of the fact that it owned of record more than 25% of the Fund's shares as of such date. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote on such matters.

         As of October 4, 1996, Carole A. Steiger and Anthony B. Ullman Trustees, c/o Island Investor Services, 180 Royal Palm Way, Palm Beach, Florida owned of record 9.62% of the outstanding shares of the Tax-Free Money Fund; Olmsted Manor Skilled Nursing Center Inc., 27500 Mill Road, North Olmsted, Ohio owned of record 7.66% of the outstanding Class C shares of the Tax-Free Intermediate Term Fund; Deye Family Trust, Thomas E. Deye Trustee, 6975 Presidio Court, Cincinnati, Ohio owned of record 7.22% of the outstanding Class C shares of the Tax-Free Intermediate Term Fund; BHC Securities, Inc., 2005 Market Street, Philadelphia, Pennsylvania owned of record 14.48% of the outstanding shares of the Ohio Tax-Free Money Fund; Fiduciary Trust Co. International Customer's Account, 2 World Trade Center, New York, New York owned of record 6.57% of the outstanding shares of the California Tax-Free Money Fund; Bear Stearns & Co. FBO 7204695410-55L, One Metrotech Center North, Brooklyn, New York owned of record 11.07% of the outstanding shares of the California Tax-Free Money Fund; Lawrence B. Taishoff, 3124 Collee Court, Naples, Florida owned of record 11.11% of the outstanding Class A shares of the Florida Tax-Free Money Fund; and Joseph H. Kanter, 4700 Ashwood Drive, Cincinnati, Ohio owned of record 7.78% of the outstanding Class A shares of the Florida Tax-Free Money Fund.

         As of October 4, 1996, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or Class thereof).

CUSTODIAN
---------

         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for investments of the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund and the California Tax-Free Money Fund. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from each Fund a base fee at the annual rate of .005% of average net assets (subject to a minimum annual fee of $1,500 per Fund and a maximum fee of $5,000 per Fund) plus transaction charges for each security transaction of the Funds.

         The Huntington Trust Company, N.A., 41 South High Street, Columbus, Ohio, has been retained to act as Custodian for investments of the Florida Tax-Free Money Fund. The Huntington Trust Company, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Huntington Trust Company receives a fee at the annual rate of .026% of the Fund's average net assets.

AUDITORS
--------

         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending June 30, 1997. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

TRANSFER AGENT
--------------

         The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $25 per account from each of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund and $21 per account from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, provided, however, that the minimum fee is $1,000 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         CFS also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Tax-Free Money Fund and the California Tax-Free Money Fund each pay CFS a fee in accordance with the following schedule:

        Asset Size of Fund                  Monthly Fee
     $          0 - $100,000,000            $3,250
     $100,000,000 - $250,000,000            $3,750
     $250,000,000 - $400,000,000            $4,250
               Over $400,000,000            $4,750

The Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund each pay CFS a fee in accordance with the following schedule:

           Asset Size of Fund               Monthly Fee
  $          0 - $100,000,000              $4,250
  $100,000,000 - $250,000,000              $4,750
  $250,000,000 - $400,000,000              $5,250
            Over $400,000,000              $5,750

The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund each pay CFS a fee in accordance with the following schedule:

         Asset Size of Fund                  Monthly Fee
     $          0 - $ 50,000,000             $4,250
     $ 50,000,000 - $100,000,000             $4,750
     $100,000,000 - $250,000,000             $5,250
               Over $250,000,000             $5,750

In addition, each Fund pays all costs of external pricing services.

         CFS is  retained  by the  Adviser  to assist the  Adviser in  providing administrative services to the Funds. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser equal to .1% of the average value of each Fund's daily net assets. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

TAX EQUIVALENT YIELD TABLES
---------------------------

         The tax equivalent yield tables illustrate approximately the yield an individual investor would have to earn on taxable investments to equal a tax-exempt yield in various income tax brackets.

         TAX-FREE MONEY FUND, TAX-FREE INTERMEDIATE TERM FUND AND FLORIDA TAX-FREE MONEY FUND TABLE. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under marginal federal 1996 income tax rates. No adjustments have been made for state or local taxes.

         OHIO INSURED TAX-FREE FUND AND OHIO TAX-FREE MONEY FUND TABLE. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and Ohio 1996 income tax rates. Where more than one state bracket falls within a federal bracket, the highest state tax bracket has been combined with the federal bracket. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

         CALIFORNIA TAX-FREE MONEY FUND TABLE. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and California 1996 income tax rates. Where more than one state bracket falls within a federal bracket, the highest state tax bracket has been combined with the federal bracket. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

         For federal income tax purposes, the total amount otherwise allowable as a deduction for personal exemptions in computing taxable income is reduced by 2% for each $2,500 (or fraction of that amount) by which the taxpayer's adjusted gross income exceeds $117,950 (single return) or $176,950 (joint return). In addition, the total amount otherwise allowable as itemized deductions in computing taxable income is reduced by 3% of the amount by which the taxpayer's adjusted gross income exceeds $117,950. The tax equivalent yield tables have not been adjusted to reflect the impact of these adjustments to taxable income.

TAX-FREE MONEY FUND, TAX-FREE INTERMEDIATE TERM FUND
AND FLORIDA TAX-FREE MONEY FUND
--------------------------------------
                                   Tax-Exempt Yield
               --------------------------------------------
                2.5%    3.0%    3.5%    4.0%    4.5%    5.0%
Federal
Tax Bracket*                 Tax Equivalent Yield
-----------    ---------------------------------------------
15%             2.94%   3.53%   4.12%   4.71%    5.29%   5.88%
28%             3.47    4.17    4.86    5.56     6.25    6.94
31%             3.62    4.35    5.07    5.80     6.52    7.25
36%             3.91    4.69    5.47    6.25     7.03    7.81
39.6%           4.14    4.97    5.79    6.62     7.45    8.28

OHIO INSURED TAX-FREE FUND
OHIO TAX-FREE MONEY FUND
--------------------------
                                   Tax-Exempt Yield
Combined       --------------------------------------------
Ohio and       2.5%    3.0%    3.5%   4.0%   4.5%   5.0%
Federal
Tax Bracket*                       Tax Equivalent Yield
-----------    ---------------------------------------------
18.788%        3.08%    3.69%   4.31%    4.93%   5.54%   6.16%
31.745%        3.66     4.40    5.13     5.86    6.59    7.33
35.761%        3.89     4.67    5.45     6.23    7.01    7.78
40.800%        4.22     5.07    5.91     6.76    7.60    8.45
44.130%        4.47     5.37    6.26     7.16    8.05    8.95

CALIFORNIA TAX-FREE MONEY FUND
------------------------------
                                   Tax-Exempt Yield
Combined       --------------------------------------------
California and  2.5%   3.0%   3.5%   4.0%   4.5%    5.0%
Federal
Tax Bracket*                       Tax Equivalent Yield
-----------    ---------------------------------------------
20.100%         3.13%   3.75%   4.38%   5.01%   5.63%   6.26%
34.696%         3.83    4.59    5.36    6.13    6.89    7.66
37.900%         4.03    4.83    5.64    6.44    7.25    8.05
43.040%         4.39    5.27    6.14    7.02    7.90    8.78
46.244%         4.65    5.58    6.51    7.44    8.37    9.30

*Tax Brackets                                               Combined         Combined
-------------                                               Ohio and         California and
                                            Federal         Federal          Federal
Single             Joint                    Tax             Tax              Tax
Return             Return                   Bracket         Bracket          Bracket
-----------------------------------------------------------------------------------------------
Not over $24,000  Not Over $40,100          15%             18.788%          20.100%
$24,000-$58,150   $40,100-$96,900           28%             31.745%          34.696%
$58,150-$121,300  $96,900-$147,700          31%             35.761%          37.900%
$121,300-$263,750 $147,700-$263,750         36%             40.800%          43.040%
Over $263,750     Over $263,750            39.6%            44.130%          46.244%


ANNUAL REPORT

     The Funds' financial statements as of June 30, 1996 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                                  ANNUAL REPORT
                                  JUNE 30, 1996


                                  OHIO TAX-FREE
                                   Money Fund


                                        o


                                    TAX-FREE
                                   Money Fund


                                        o


                               CALIFORNIA TAX-FREE
                                   Money Fund


                                        o


                                FLORIDA TAX-FREE
                                   Money Fund


                                        o


                              TAX-FREE INTERMEDIATE
                                    Term Fund


                                        o


                                  OHIO INSURED
                                  Tax-Free Fund

MANAGEMENT DISCUSSION AND ANALYSIS

==============================================================================

The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective. For the fiscal year ended June 30, 1996, the Fund's total returns (excluding the impact of applicable sales loads) were 4.51% and 4.00% for Class A shares and Class C shares, respectively. The yield for the Fund's Class A shares at June 30, 1996 was 4.54%, which is equivalent to a taxable yield of 7.52%, and the yield for the Fund's Class C shares was 4.14%, which is equivalent to a taxable yield of 6.85%, assuming the maximum federal income tax bracket for individuals.

The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default. For the fiscal year ended June 30, 1996, the Fund's total returns (excluding the impact of applicable sales loads) were 5.05% and 4.44% for Class A shares and Class C shares, respectively. The yield for the Fund's Class A shares at June 30, 1996 was 4.91%, which is equivalent to a taxable yield of 8.79%, and the yield for the Fund's Class C shares was 4.62%, which is equivalent to a taxable yield of 8.27%, assuming the maximum combined federal and Ohio income tax bracket for individuals.

Interest rates continued to decline in the second half of 1995 in response to moderating economic growth and declining fears of inflation. Entering 1996, interest rates were expected to remain low, aided by a slow economy. However, this scenario changed dramatically in February as strong employment growth indicated the economy was performing much better than expected. In the months that followed, employment continued to surge, as did the overall economy. Yields on bonds rose as investors anticipated a subsequent rise in the level of inflation. Thus far, concerns about inflation have proved unwarranted. Nevertheless, the damage had been done and interest rates at June 30, 1996 were higher by about 1% than they were at the beginning of 1996.

Performance in the municipal bond market during the first six months of the fiscal year lagged the performance of the Treasury market. This was due primarily to the persistent discussions regarding tax reform. The fears that municipal income would lose its tax preference kept many investors out of the market. As 1996 began and tax reform appeared less likely, investors began to recognize the value of municipals compared to Treasuries. This caused municipal bonds to outperform Treasury issues over the next six months. For the twelve months ended June 30, 1996, the Lehman Brothers 5-Year Municipal G.O. Bond Index returned 5.41% while the Lehman Brothers 15-Year Municipal G.O. Bond Index returned 7.20%.

Performance of the Tax-Free Intermediate Term Fund was favorable in the first half of the fiscal year as the average maturity was lengthened to take advantage of declining interest rates. Conversely, the sharp reversal of interest rates beginning in February 1996 negatively impacted the Fund's performance versus the Lehman Brothers 5-Year Municipal G.O. Bond Index. We have since shortened the average maturity of the Fund and continue to focus on high quality issues which we believe will help to buffer the impact of volatile market swings.

The Ohio Insured Tax-Free Fund performed comparably to the Lehman Brothers 15-Year Municipal G.O. Bond Index during the first six months of the fiscal year. Again, the rise in interest rates experienced early in 1996, combined with an average maturity slightly longer than the Index, had a detrimental impact on the Fund's third quarter performance. Late in the fiscal year, we initiated portfolio sales designed to generate tax losses for the Fund to offset realized gains and, at the same time, shorten the Fund's average maturity. This helped the Fund outperform the Index during the quarter ended June 30, 1996.

Looking ahead, the economy appears strong as evidenced by robust second quarter growth and employment which has continued to grow. Although there have been some recent signs that the economy may be slowing, most notably in the housing and manufacturing sectors, more evidence is necessary to confirm a changing trend. As 1996 progresses, we believe that the economy will weaken and interest rates will move lower; however, the timing of the slowdown remains in question.

APPENDIX

A representation of the graphic material contained in the Midwest Group Tax Free Trust June 30, 1996 Annual Report is setforth below:

Comparison of the Change in Value since June 30, 1986 of a $10,000 Investment in the Tax-Free Intermediate Term Fund* and the Lehman Brothers 5-Year Municipal G.O. Index

LEHMAN BROTHERS 5-YEAR MUNICIPAL G.O. INDEX:      TAX-FREE INTERMEDIATE TERM FUND-CLASS A:
                      QTRLY                                           QTRLY
    DATE              RETURN         BALANCE       DATE               RETURN           BALANCE
    06/30/86                          10,000       06/30/86                              9,800
    09/30/86          3.69%           10,369       09/30/86           2.14%             10,010
    12/31/86          2.63%           10,642       12/31/86           2.08%             10,219
    03/31/87          2.28%           10,884       03/31/87           1.47%             10,369
    06/30/87         -0.92%           10,784       06/30/87          -0.54%             10,313
    09/30/87         -2.06%           10,562       09/30/87          -1.38%             10,171
    12/31/87          3.82%           10,966       12/31/87           2.19%             10,395
    03/31/88          3.10%           11,305       03/31/88           2.35%             10,639
    06/30/88          0.42%           11,353       06/30/88           0.71%             10,714
    09/30/88          1.14%           11,482       09/30/88           1.14%             10,836
    12/31/88          0.61%           11,552       12/31/88           1.16%             10,962
    03/31/89         -0.28%           11,520       03/31/89           0.79%             11,048
    06/30/89          4.70%           12,061       06/30/89           2.56%             11,331
    09/30/89          1.11%           12,195       09/30/89           1.54%             11,505
    12/31/89          2.99%           12,560       12/31/89           2.32%             11,773
    03/31/90          0.48%           12,620       03/31/90           0.57%             11,840
    06/30/90          2.24%           12,903       06/30/90           1.78%             12,050
    09/30/90          1.06%           13,040       09/30/90           0.47%             12,108
    12/31/90          3.32%           13,473       12/31/90           3.11%             12,483
    03/31/91          2.15%           13,762       03/31/91           1.93%             12,724
    06/30/91          1.75%           14,003       06/30/91           1.69%             12,939
    09/30/91          3.55%           14,500       09/30/91           2.89%             13,313
    12/31/91          3.35%           14,986       12/31/91           2.29%             13,619
    03/31/92         -0.08%           14,974       03/31/92           0.48%             13,684
    06/30/92          3.25%           15,461       06/30/92           2.87%             14,076
    09/30/92          2.49%           15,846       09/30/92           2.19%             14,384
    12/31/92          1.59%           16,098       12/31/92           1.98%             14,669
    03/31/93          2.54%           16,507       03/31/93           3.40%             15,167
    06/30/93          2.36%           16,896       06/30/93           2.78%             15,589
    09/30/93          2.16%           17,261       09/30/93           3.17%             16,083
    12/31/93          1.23%           17,473       12/31/93           1.19%             16,274
    03/31/94         -3.15%           16,923       03/31/94          -3.37%             15,724
    06/30/94          1.34%           17,150       06/30/94           0.82%             15,853
    09/30/94          0.81%           17,289       09/30/94           0.57%             15,943
    12/31/94         -0.33%           17,232       12/31/94          -0.91%             15,797
    03/31/95          4.06%           17,931       03/31/95           4.34%             16,484
    06/30/95          2.55%           18,388       06/30/95           2.29%             16,861
    09/30/95          2.73%           18,890       09/30/95           2.07%             17,209
    12/31/95          1.83%           19,236       12/31/95           2.43%             17,627
    03/31/96          0.32%           19,299       03/31/96          -0.43%             17,552
    06/30/96          0.43%           19,382       06/30/96           0.40%             17,622

    Past performance is not predictive of future performance.

    Tax-Free Intermediate Term Fund Average Annual Total Returns


             1 Year         5 Years         10 Years          Since Inception
Class A      2.42%          5.94%           5.83%             6.34%
Class C      4.00%          N/A             N/A               2.57%


*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was September 10, 1981, and the initial public offering of Class C shares commenced on February 1, 1994.

Comparison of the Change in Value since June 30, 1986 of a $10,000 Investment in the Ohio Insured Tax-Free Fund* and the Lehman Brothers 15-Year Municipal G.O. Index

LEHMAN BROTHERS 15-YEAR MUNICIPAL G.O. INDEX:         OHIO INSURED TAX-FREE FUND-CLASS A:
                        QTRLY                                           QTRLY
    DATE                RETURN           BALANCE      DATE              RETURN           BALANCE

    06/30/86                              10,000      06/30/86                             9,600
    09/30/86            6.37%             10,637      09/30/86           4.23%            10,006
    12/31/86            3.60%             11,020      12/31/86           3.60%            10,366
    03/31/87            2.71%             11,319      03/31/87           2.58%            10,634
    06/30/87           -4.83%             10,772      06/30/87          -3.65%            10,246
    09/30/87           -3.49%             10,396      09/30/87          -2.38%            10,002
    12/31/87            6.64%             11,086      12/31/87           3.41%            10,343
    03/31/88            3.11%             11,431      03/31/88           3.62%            10,717
    06/30/88            1.98%             11,657      06/30/88           2.10%            10,943
    09/30/88            2.57%             11,957      09/30/88           2.15%            11,178
    12/31/88            1.94%             12,189      12/31/88           2.24%            11,428
    03/31/89            0.38%             12,235      03/31/89           0.79%            11,518
    06/30/89            6.32%             13,008      06/30/89           4.27%            12,010
    09/30/89           -0.43%             12,953      09/30/89          -0.04%            12,005
    12/31/89            4.42%             13,525      12/31/89           3.71%            12,450
    03/31/90           -0.01%             13,524      03/31/90          -0.10%            12,438
    06/30/90            2.29%             13,833      06/30/90           1.90%            12,673
    09/30/90           -0.41%             13,777      09/30/90           0.08%            12,684
    12/31/90            4.42%             14,386      12/31/90           3.97%            13,187
    03/31/91            1.85%             14,652      03/31/91           1.78%            13,422
    06/30/91            1.96%             14,939      06/30/91           1.96%            13,685
    09/30/91            4.09%             15,550      09/30/91           3.66%            14,186
    12/31/91            3.13%             16,037      12/31/91           3.19%            14,638
    03/31/92            0.54%             16,123      03/31/92          -0.06%            14,630
    06/30/92            3.81%             16,738      06/30/92           4.35%            15,266
    09/30/92            2.86%             17,216      09/30/92           1.95%            15,563
    12/31/92            2.47%             17,641      12/31/92           2.29%            15,920
    03/31/93            4.24%             18,389      03/31/93           3.78%            16,522
    06/30/93            3.67%             19,064      06/30/93           3.70%            17,134
    09/30/93            4.17%             19,859      09/30/93           3.86%            17,795
    12/31/93            1.56%             20,169      12/31/93           0.73%            17,924
    03/31/94           -6.78%             18,802      03/31/94          -5.28%            16,978
    06/30/94            1.42%             19,069      06/30/94           0.50%            17,063
    09/30/94            0.41%             19,147      09/30/94           0.17%            17,092
    12/31/94           -1.75%             18,812      12/31/94          -0.77%            16,962
    03/31/95            8.41%             20,394      03/31/95           6.59%            18,080
    06/30/95            2.23%             20,849      06/30/95           1.69%            18,385
    09/30/95            3.65%             21,610      09/30/95           2.33%            18,814
    12/31/95            4.05%             22,485      12/31/95           4.45%            19,652
    03/31/96           -0.95%             22,271      03/31/96          -2.15%            19,228
    06/30/96            0.35%             22,349      06/30/96           0.44%            19,313


Past performance is not predictive of future performance.

Ohio Insured Tax-Free Fund Average Annual Total Returns

            1 Year       5 Years       10 Years       Since Inception
Class A     0.85%        6.26%         6.80%          7.76%
Class C     4.44%        N/A           N/A            2.78%


*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was April 1, 1985, and the initial public offering of Class C shares commenced on November 1, 1993.


STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1996

==========================================================================================================================
                                                                 OHIO                           CALIFORNIA
                                                               TAX-FREE         TAX-FREE         TAX-FREE
                                                              MONEY FUND       MONEY FUND       MONEY FUND
- --------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost....................................  $  239,927,043   $   25,006,218   $   37,663,286
                                                            ===============  ===============  ===============
   At amortized cost......................................  $  239,821,479   $   24,955,523   $   37,579,388
                                                            ===============  ===============  ===============
   At value (Note 2)......................................  $  239,821,479   $   24,955,523   $   37,579,388
Cash .....................................................         389,643          201,132          217,437
Receivable for securities sold............................       1,200,000               --               --
Interest receivable ......................................       1,735,318          215,571          378,408
Other assets .............................................           8,229            1,452            1,288
                                                            ---------------  ---------------  ---------------

     TOTAL ASSETS.........................................     243,154,669       25,373,678       38,176,521
                                                            ---------------  ---------------  ---------------

LIABILITIES
Dividends payable.........................................         196,018            1,410            4,318
Payable for securities purchased..........................       2,510,625               --        2,017,280
Payable to affiliates (Note 4) ...........................         107,176           25,211           27,177
Other accrued expenses and liabilities ...................          17,958            4,669            5,685
                                                            ---------------  ---------------  ---------------
     TOTAL LIABILITIES....................................       2,831,777           31,290        2,054,460
                                                            ---------------  ---------------  ---------------

NET ASSETS  ..............................................  $  240,322,892   $   25,342,388   $   36,122,061
                                                            ===============  ===============  ===============

Net assets consist of:
Capital shares ...........................................  $  240,309,987   $   25,343,438   $   36,123,641
Accumulated net realized gains (losses) from
   security transactions..................................          12,905          ( 1,050 )        ( 1,580 )
                                                            ---------------  ---------------  ---------------
Net assets................................................  $  240,322,892   $   25,342,388   $   36,122,061
                                                            ===============  ===============  ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ............     240,309,987       25,353,881       36,123,641
                                                            ===============  ===============  ===============

Net asset value, offering price and redemption price
   per share (Note 2) ....................................  $         1.00   $         1.00   $         1.00
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 1996

=========================================================================================================================
                                                                 OHIO                            CALIFORNIA
                                                               TAX-FREE          TAX-FREE         TAX-FREE
                                                              MONEY FUND        MONEY FUND       MONEY FUND
- -------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Interest income........................................  $    9,278,740   $    1,149,293   $    1,046,105
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 4)......................       1,117,233          140,891          142,143
   Distribution expenses (Note 4).........................         451,624           25,946            8,687
   Accounting services fees (Note 4)......................          45,000           39,000           39,000
   Shareholder services and transfer agent fees (Note 4)..          71,194           25,208           14,237
   Postage and supplies...................................          44,641           15,894            4,936
   Professional fees......................................          18,887            5,687            6,387
   Insurance expense......................................          21,136            4,054            3,615
   Registration fees......................................           6,791            8,994            1,223
   Custodian fees (Note 4)................................           7,148            3,701            4,639
   Pricing expenses.......................................           5,954            2,099            3,108
   Trustees' fees and expenses ...........................           3,433            3,433            3,433
   Reports to shareholders ...............................           6,478            2,257            1,194
   Other expenses ........................................          13,633            1,796            1,424
                                                            ---------------  ---------------  ---------------

TOTAL EXPENSES ...........................................       1,813,152          278,960          234,026
   Fees waived by the Adviser (Note 4) ...................              --               --          ( 6,600)
                                                            ---------------  ---------------  ---------------
NET EXPENSES .............................................       1,813,152          278,960          227,426
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ....................................       7,465,588          870,333          818,679
                                                            ---------------  ---------------  ---------------

NET REALIZED GAINS (LOSSES) FROM
   SECURITY TRANSACTIONS .................................           ( 709)           ( 564)             116
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS .......................................  $    7,464,879   $      869,769   $      818,795
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JUNE 30, 1996 AND 1995

==================================================================================================================================
                                                                                                            CALIFORNIA
                                                    OHIO TAX-FREE                TAX-FREE                    TAX-FREE
                                                      MONEY FUND                 MONEY FUND                 MONEY FUND

                                                 YEAR           YEAR          YEAR           YEAR          YEAR         YEAR
                                                 ENDED         ENDED         ENDED          ENDED         ENDED        ENDED
                                               JUNE 30,       JUNE 30,      JUNE 30,       JUNE 30,      JUNE 30,     JUNE 30,
                                                 1996          1995          1996           1995           1996         1995
==================================================================================================================================
FROM OPERATIONS:
  Net investment income ...............       $7,465,588     $6,762,272     $870,333    $   865,650     $  818,679   $  643,953
  Net realized gains (losses) from
   security transactions ..............           ( 709)         8,226         ( 564)         ( 774)           116          234
                                            -----------    -----------   -----------    -----------    -----------  -----------

Net increase in net assets from
     operations........................       7,464,879      6,770,498       869,769        864,876        818,795      644,187
                                            -----------    -----------   -----------    -----------    -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME .........      ( 7,465,588)   ( 6,764,671)    ( 873,034)     ( 862,949)     ( 818,679)    (644,370)
                                            -----------    -----------   -----------    -----------    -----------  -----------

FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5):
  Proceeds from shares sold ...........     565,969,095    532,441,705    49,546,956     51,748,931    119,659,991    84,546,054
  Net asset value of shares issued
    in reinvestment of distributions
    to shareholders....................       4,885,920      4,449,982      839,246         814,800        753,406      572,727
  Payments for shares redeemed ........    (557,137,769) ( 523,292,513) (51,732,766)    (57,041,748)  (103,816,208) (90,102,140)
                                            -----------    -----------   -----------    -----------    -----------  -----------
Net increase (decrease) in net assets
  from capital share transactions......      13,717,246     13,599,174    (1,346,564)    (4,478,017)    16,597,189   (4,983,359)
                                            -----------    -----------   -----------    -----------    -----------  -----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS  .........................      13,716,537     13,605,001    (1,349,829)   ( 4,476,090)    16,597,305   (4,983,542)

NET ASSETS:
   Beginning of year...................     226,606,355    213,001,354    26,692,217     31,168,307     19,524,756   24,508,298
                                            -----------    -----------   -----------    -----------    -----------  -----------
   End of year........................     $240,322,892   $226,606,355   $25,342,388    $26,692,217    $36,122,061  $19,524,756
                                           ============   ============   ===========    ===========    ===========  ===========

UNDISTRIBUTED NET INVESTMENT INCOME...     $         --   $         --   $        --    $     2,701    $        --  $        --
                                           ============   ============   ===========    ===========    ===========  ===========

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1996

===========================================================================================================================
                                                                                                ROYAL PALM
                                                                 TAX-FREE      OHIO INSURED      FLORIDA
                                                               INTERMEDIATE      TAX-FREE        TAX-FREE
                                                                 TERM FUND         FUND         MONEY FUND
- ---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost....................................  $   71,673,021   $   76,483,492   $   47,075,493
                                                            ===============  ===============  ===============
   At amortized cost......................................  $   71,287,629   $   76,453,032   $   46,976,072
                                                            ===============  ===============  ===============
   At value (Note 2) .....................................  $   72,708,536   $   79,588,215   $   46,976,072
Cash .....................................................         100,018           40,602           18,144
Receivable for capital shares sold........................         217,106           13,090               --
Recevable for securities sold.............................              --               --          750,000
Interest receivable ......................................       1,321,055          692,613          383,034
Other assets .............................................           3,657            3,374            1,355
                                                            ---------------  ---------------  ---------------
   TOTAL ASSETS...........................................      74,350,372       80,337,894       48,128,605
                                                            ---------------  ---------------  ---------------

LIABILITIES

Dividends payable.........................................          47,457           73,272           50,161
Payable for capital shares redeemed ......................         326,049          299,745               --
Payable for securities purchased..........................         995,174               --               --
Payable to affiliates (Note 4) ...........................          57,085           43,498           21,006
Other accrued expenses and liabilities....................          11,202           10,702            6,299
                                                            ---------------  ---------------  ---------------

     TOTAL LIABILITIES ...................................       1,436,967          427,217           77,466
                                                            ---------------  ---------------  ---------------

NET ASSETS  ..............................................  $   72,913,405   $   79,910,677   $   48,051,139
                                                            ===============  ===============  ===============

Net assets consist of:
Capital shares ...........................................  $   73,113,280   $   76,775,988   $   48,052,337
Accumulated net realized losses from security
     transactions ........................................     ( 1,620,782)           ( 494)          ( 1,198)
Net unrealized appreciation on investments................       1,420,907        3,135,183               --
                                                            ---------------  ---------------  ---------------

Net assets................................................  $   72,913,405   $   79,910,677   $   48,051,139
                                                            ===============  ===============  ===============

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares...................  $   67,674,858   $   75,938,183   $   28,906,381
                                                            ===============  ===============  ===============
Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value) (Note 5).....................       6,238,847        6,345,325       28,907,579
                                                            ===============  ===============  ===============
Net asset value and redemption price per share (Note 2) ..  $        10.85   $        11.97   $         1.00
                                                            ===============  ===============  ===============
Maximum offering price per share (Note 2) ................  $        11.07   $        12.47   $         1.00
                                                            ===============  ===============  ===============

PRICING OF CLASS C SHARES(A)
Net assets applicable to Class C shares(A)................  $    5,238,547   $    3,972,494   $   19,144,758
                                                            ===============  ===============  ===============
Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value) (Note 5) ....................         482,869          331,937       19,144,758
                                                            ===============  ===============  ===============

Net asset value, offering price and redemption
     price per share (Note 2) ............................        $  10.85          $ 11.97      $     1.00
                                                            ===============  ===============  ===============

(A) Except for the Royal Palm Florida Tax-Free Money Fund which offers Class B shares (Note 2).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 1996

==========================================================================================================================
                                                                                                  ROYAL PALM
                                                               TAX-FREE         OHIO INSURED        FLORIDA
                                                             INTERMEDIATE         TAX-FREE         TAX-FREE
                                                               TERM FUND            FUND          MONEY FUND
- --------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income........................................  $    4,390,262   $    4,651,670   $    1,170,195
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 4)......................         398,576          397,265          152,663
   Distribution expenses, Class A (Note 4)................         115,756           14,824            8,631
   Distribution expenses, Class C (Note 4) ...............          22,701           12,297              --
   Shareholder services and transfer agent fees,
     Class A (Note 4) ....................................          72,503           40,277           12,000
   Shareholder services and transfer agent fees,
     Class C (Note 4) ....................................          12,000           12,000              --
   Shareholder services and transfer agent fees,
     Class B (Note 4) ....................................             --               --             1,000
   Accounting services fees (Note 4) .....................          57,000           57,000           40,000
   Postage and supplies...................................          60,880           29,106            6,538
,  Pricing expenses.......................................          17,468           15,413            2,778
   Professional fees .....................................           8,849            9,070            6,187
   Insurance expense......................................          10,086            9,181            3,637
   Custodian fees.........................................           8,584            6,967            3,166
   Registration fees, Common..............................           3,924            2,285            2,129
   Registration fees, Class A.............................           4,233              661               --
   Registration fees, Class C.............................           4,145              353               --
   Reports to shareholders ...............................           8,618            5,199              732
   Trustees' fees and expenses ...........................           3,433            3,433            3,433
   Other expenses ........................................           5,970            4,866            1,766
                                                            ---------------  ---------------  ---------------

TOTAL EXPENSES ...........................................         814,726          620,197          244,660
   Fees waived by the Advisor (Note 4)....................              --               --         ( 58,284)
   Class A expenses reimbursed by the Adviser (Note 4)....              --          ( 2,708)             --
   Class B expenses reimbursed by the Advisor (Note 4)....              --               --            ( 506)
                                                            ---------------  ---------------  ---------------
NET EXPENSES .............................................         814,726          617,489          185,870
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ....................................       3,575,536        4,034,181          984,325
                                                            ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions .......         418,573          637,863               --
     Net change in unrealized appreciation/depreciation
       on investments ....................................        (378,154)        (557,750)              --
                                                            ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS  ........          40,419           80,113               --
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...............  $    3,615,955   $    4,114,294   $      984,325
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JUNE 30, 1996 AND 1995

==================================================================================================================================
                                                                                                             ROYAL PALM
                                                   TAX-FREE                                                   FLORIDA
                                                 INTERMEDIATE                OHIO INSURED                     TAX-FREE
                                                   TERM FUND                 TAX-FREE FUND                   MONEY FUND

                                               YEAR          YEAR           YEAR          YEAR           YEAR           YEAR
                                              ENDED         ENDED          ENDED         ENDED          ENDED          ENDED
                                             JUNE 30,      JUNE 30,        JUNE 30      JUNE 30,       JUNE 30,       JUNE 30,
                                               1996          1995           1996          1995           1996          1995
- ----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income ..................   $3,575,536     $4,323,906    $4,034,181    $4,204,284     $  984,325     $ 821,944
  Net realized gains (losses) from
   security transactions .................      418,573     (1,487,447)      637,863      (553,505)            --            2
   Net change in unrealized appreciation/
   depreciation on investments ...........     (378,154)     2,397,778      (557,750)     2,078,922            --           --
                                            -----------    -----------   -----------    -----------    -----------  -----------
Net increase in net assets from operations    3,615,955      5,234,237     4,114,294      5,729,701        984,325      821,946
                                            -----------    -----------   -----------    -----------    -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income, Class A ....   (3,370,231)    (4,158,531)   (3,835,050)    (4,060,262)      (941,390)    (822,616)
  From net investment income, Class C ....     (205,305)      (182,065)     (199,131)      (165,164)          --             --
  From net investment income, Class B ....         --              --            --              --        (42,935)          --
                                             -----------    -----------   -----------    -----------    -----------  -----------
Decrease in net assets from
  distributions to shareholders ..........   (3,575,536)    (4,340,596)   (4,034,181)    (4,225,426)      (984,325)    (822,616)
                                            -----------    -----------   -----------    -----------    -----------  -----------

FROM CAPITAL SHARES
  TRANSACTIONS (NOTE 5):

CLASS A
  Proceeds from shares sold ..............   15,528,848     27,134,058   149,454,410    135,489,969     51,380,671   44,740,157
  Net asset value of shares
   issued in reinvestment
   of distributions to shareholders ......    2,685,608      3,413,920     2,832,266      3,071,603        836,936      747,824
  Payments for shares redeemed ...........  (31,733,808)   (56,693,107) (147,848,817)  (148,483,241)   (47,429,798) (47,644,429)
                                            -----------    -----------   -----------    -----------    -----------  -----------
Net increase (decrease) in net assets
  from Class A share transactions ........  (13,519,352)  (26,145,129)     4,437,859     (9,921,669)     4,787,809   (2,156,448)
                                            -----------    -----------   -----------    -----------    -----------  -----------

CLASS C (A)
  Proceeds from shares sold ..............    3,208,583      7,031,053     1,212,806      1,936,052     19,950,303           --
  Net asset value of shares issued
   in reinvestment of distributions
   to shareholders .......................      192,684        174,884       173,201        141,387             --           --
  Payments for shares redeemed ...........   (2,962,890)    (5,556,496)  ( 1,551,557)      (650,441)      (805,545)          --
                                            -----------    -----------   -----------    -----------    -----------  -----------

Net increase (decrease) in net assets
  from Class C share transactions (A) ....      438,377      1,649,441      (165,550)     1,426,998     19,144,758           --
                                            -----------    -----------   -----------    -----------    -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .........................  (13,040,556)   (23,602,047)    4,352,422     (6,990,396)    23,932,567   (2,157,118)

NET ASSETS:
  Beginning of year ......................   85,953,961    109,556,008    75,558,255     82,548,651     24,118,572   26,275,690
                                            -----------    -----------   -----------    -----------    -----------  -----------
  End of year ............................  $72,913,405    $85,953,961   $79,910,677    $75,558,255    $48,051,139  $24,118,572
                                            ===========    ===========   ===========    ===========    ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME ......  $        --    $        --   $        --    $        --    $        --  $        --
                                            ===========    ===========   ===========    ===========    ===========  ===========

(A) Except for the Royal Palm Florida Tax-Free Money Fund which offers Class B shares (Note 2).

See accompanying notes to financial statements.

OHIO TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

===========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===========================================================================================================================
                                                                         YEAR ENDED JUNE 30,

                                                     1996         1995        1994         1993         1992
- ---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ----------
Net investment income...........................      0.031        0.031        0.020        0.022       0.034
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income .......    ( 0.031)     ( 0.031)    ( 0.020)      ( 0.022)    ( 0.034)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000     $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return....................................      3.14%        3.12%        1.99%        2.19%       3.52%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $240,323    $226,606   $  213,001   $  221,775  $  218,503
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets ........      0.75%        0.74%       0.73%        0.74%       0.75%

Ratio of net investment income to average
     net assets ...............................       3.09%       3.08%        1.97%       2.16%         3.43%

- -------------------------------------------------------------------------------------------------------------------------


TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                       YEAR ENDED JUNE 30,
                                                     1996         1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ---------
Net investment income...........................      0.031        0.030       0.021        0.024       0.036
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income........    ( 0.031 )    ( 0.030)    ( 0.021)     ( 0.024)     ( 0.036)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return ...................................      3.15%        3.07%       2.12%        2.40%       3.63%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $25,342     $ 26,692    $ 31,168     $ 34,787    $ 50,000
                                                  ==========  ==========   ==========   ==========  ==========
Ratio of expenses to average net assets.........      0.99%        0.99%       0.99%        0.99%       0.99%

Ratio of net investment income to average
     net assets................................       3.09%       3.00%        2.09%       2.39%         3.55%
- --------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

CALIFORNIA TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                        YEAR ENDED JUNE 30,
                                                     1996         1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ----------
Net investment income...........................      0.029        0.029       0.019        0.022       0.035
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income........    ( 0.029)     ( 0.029)    ( 0.019)     ( 0.022)     ( 0.035)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return ...................................      2.95%        2.95%       1.93%        2.26%       3.71%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $36,122     $ 19,525    $ 24,508     $ 34,487    $ 21,246
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets(A)  ....      0.80%        0.70%       0.60%        0.56%       0.34%

Ratio of net investment income to average
     net assets.................................      2.88%       2.83%        1.90%        2.22%       3.49%
- --------------------------------------------------------------------------------------------------------------------------

(A)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.82%, 0.85%, 0.86%, 0.85% and 0.89% for the years ended June 30, 1996, 1995, 1994, 1993 and 1992, respectively (Note 4).

See accompanying notes to finacial statements.

TAX-FREE INTERMEDIATE TERM FUND - CLASS A
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                         YEAR ENDED JUNE 30,
                                                      1996        1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 10.86     $  10.69    $  10.98     $  10.42    $  10.15
                                                  ----------  ----------   ----------   ----------  ----------
Income from investment operations:
   Net investment income .......................       0.50         0.49        0.48         0.53        0.59
   Net realized and unrealized gains (losses)
     on investments.............................     ( 0.01 )       0.17      ( 0.29)        0.56        0.27
                                                  ----------  ----------   ----------   ----------  ----------
Total from investment operations ...............       0.49         0.66        0.19         1.09        0.86
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income .......     ( 0.50 )     ( 0.49)     ( 0.48)      ( 0.53 )    ( 0.59 )
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 10.85     $  10.86    $  10.69     $  10.98    $  10.42
                                                  ==========  ==========   ==========   ==========  ==========
Total return(A) ................................      4.51%        6.36%       1.70%       10.75%       8.78%
                                                  ==========  ==========   ==========   ==========  ==========

Net assets at end of year (000's) ..............    $67,675     $ 81,140    $106,472     $ 82,168    $ 26,720
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets ........      0.99%        0.99%       0.99%        0.99%       1.07%

Ratio of net investment income to average net
     assets.....................................      4.52%        4.59%        4.35%       4.90%        5.75%

Portfolio turnover rate.........................        37%          32%          46%         28%          12%
- --------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

 See accompanying notes to financial statements.

TAX-FREE INTERMEDIATE TERM FUND - CLASS C
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==========================================================================================================================
                                                                                                FROM DATE OF
                                                                                               PUBLIC OFFERING
                                                                  YEAR ENDED JUNE 30,          (FEB. 1, 1994)
                                                                                                   THROUGH
                                                                 1996              1995         JUNE 30, 1994
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period....................  $        10.86   $        10.69   $        11.27
                                                            ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income..................................            0.44             0.44             0.20
   Net realized and unrealized gains (losses) on
     investments..........................................          ( 0.01)            0.17           ( 0.58)
                                                            ---------------  ---------------  ---------------
Total from investment operations..........................            0.43             0.61           ( 0.38 )
                                                            ---------------  ---------------  ---------------
Distributions from net investment income..................          ( 0.44 )         ( 0.44 )         ( 0.20 )
                                                            ---------------  ---------------  ---------------
Net asset value at end of period..........................  $        10.85   $        10.86   $        10.69
                                                            ===============  ===============  ===============
Total return(A) ..........................................           4.00%            5.82%          ( 8.28%)(C)
                                                            ===============  ===============  ===============
Net assets at end of period (000's).......................  $        5,239   $        4,814   $        3,084
                                                            ===============  ===============  ===============

Ratio of expenses to average net assets(B) ...............           1.49%            1.49%            1.45% (C)

Ratio of net investment income to average net assets......           4.02%            4.08%            3.79% (C)

Portfolio turnover rate...................................             37%              32%              46% (C)
- --------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

(B)Absent expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.75%(C) for the period ended June 30, 1994 (Note 4).

(C)Annualized.

See accompanying notes to financial statements.

OHIO INSURED TAX-FREE FUND - CLASS A
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                         YEAR ENDED JUNE 30,
                                                     1996         1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 11.99     $  11.74    $  12.41     $  11.67    $  11.13
                                                  ----------  ----------   ----------   ----------  ----------
Income from investment operations:
   Net investment income .......................       0.62         0.63        0.61         0.65        0.70
   Net realized and unrealized gains (losses)
     on investments.............................     ( 0.02 )       0.25      ( 0.64)        0.74        0.54
                                                  ----------  ----------   ----------   ----------  ----------
Total from investment operations ...............       0.60         0.88      ( 0.03)        1.39        1.24
                                                  ----------  ----------   ----------   ----------  ----------
Less distributions:
   Distributions from net investment income ....     ( 0.62 )     ( 0.63)     ( 0.61)      ( 0.65 )    ( 0.70 )
   Distributions from net realized gains........         --           --      ( 0.03)          --          --
                                                  ----------  ----------   ----------   ----------  ----------
Total distributions ............................     ( 0.62 )     ( 0.63)     ( 0.64)      ( 0.65 )    ( 0.70 )
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 11.97     $  11.99    $  11.74     $  12.41    $  11.67
                                                  ==========  ==========   ==========   ==========  ==========

Total return(A)  ...............................      5.05%        7.75%     ( 0.41%)      12.24%      11.55%
                                                  ==========  ==========   ==========   ==========  ==========

Net assets at end of year (000's) ..............    $75,938     $ 71,393    $ 79,889     $ 81,101    $ 49,288
                                                  ==========  ==========   ==========   ==========  ==========
Ratio of expenses to average net assets(B)  ....      0.75%        0.75%       0.75%        0.75%       0.60%

Ratio of net investment income to average
     net assets.................................      5.12%       5.35%        4.94%       5.35%         6.10%

Portfolio turnover rate.........................        46%          29%         45%          15%          3%
- --------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77% and 0.77% for the years ended June 30, 1995 and 1992, respectively (Note 4).

See accompanying notes to financial statements.

OHIO INSURED TAX-FREE FUND - CLASS C
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==========================================================================================================================
                                                                                                FROM DATE OF
                                                                                               PUBLIC OFFERING
                                                                          YEAR ENDED JUNE 30,   (NOV. 1, 1993)
                                                                                                   THROUGH
                                                                 1996              1995        JUNE 30, 1994
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period....................  $        12.00   $        11.74   $       12.62
                                                            ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income..................................            0.56             0.57             0.36
   Net realized and unrealized gains (losses)
     on investments.......................................          ( 0.03)            0.26           ( 0.85)
                                                            ---------------  ---------------  ---------------
Total from investment operations..........................            0.53             0.83           ( 0.49 )
                                                            ---------------  ---------------  --------------
Less distributions:
   Distributions from net investment income...............          ( 0.56 )         ( 0.57 )         ( 0.36 )
   Distributions from net realized gains..................              --               --           ( 0.03 )
                                                            ---------------  ---------------  ---------------
Total distributions.......................................          ( 0.56 )         ( 0.57 )         ( 0.39 )
                                                            ---------------  ---------------  --------------
Net asset value at end of period..........................  $        11.97   $        12.00   $       11.74
                                                            ===============  ===============  ===============
Total return(A) ..........................................           4.44%            7.31%           ( 6.05%)(C)
                                                            ===============  ===============  ===============
Net assets at end of period (000's).......................  $        3,972   $        4,165   $        2,659
                                                            ===============  ===============  ===============

Ratio of expenses to average net assets(B) ...............           1.25%            1.25%            1.22% (C)

Ratio of net investment income to average net assets......           4.62%            4.84%            4.09% (C)

Portfolio turnover rate...................................             46%              29%              45% (C)
- -------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27% and 1.28%(C) for the periods ended June 30, 1995 and 1994, respectively (Note 4).

(C)Annualized.

See accompanying notes to financial statements.

ROYAL PALM FLORIDA TAX-FREE MONEY FUND - CLASS A
FINANCIAL HIGHLIGHTS

===========================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===========================================================================================================================
                                                                                                 FROM DATE OF
                                                                                                PUBLIC OFFERING
                                                                YEAR ENDED JUNE 30,             (NOV. 13, 1992)
                                                                                                    THROUGH
                                                      1996            1995            1994     JUNE 30, 1993(A)
- ---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........   $      1.000    $      1.000   $      1.000    $      1.000
                                                  ------------   -------------   -------------   ------------
Net investment income..........................          0.032           0.031          0.021           0.016
                                                  ------------   -------------   -------------   ------------
Distributions from net investment income ......        ( 0.032)        ( 0.031)       ( 0.021)        ( 0.016)
                                                  ------------   -------------   -------------   ------------
Net asset value at end of period ..............   $      1.000    $      1.000   $      1.000    $      1.000
                                                  ============   =============   =============   ============
Total return ..................................          3.29%           3.17%          2.11%           2.49%(C)
                                                  ============   =============   =============   ============
Net assets at end of period (000's) ...........   $     28,906    $     24,119   $     26,276    $     21,907
                                                  ============   =============   =============   ============

Ratio of expenses to average net assets(B)  ...          0.61%           0.66%          0.58%           0.34%(C)

Ratio of net investment income to average
     net assets...............................           3.24%          3.12%           2.10%           2.41%(C)
- --------------------------------------------------------------------------------------------------------------------------

(A)No income was earned or expenses incurred from the start of business through the date of public offering.

(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.80%, 0.80%, 0.81% and 0.94%(C) for the periods ended June 30, 1996, 1995, 1994 and 1993, respectively (Note 4).

(C)Annualized.

ROYAL PALM FLORIDA TAX-FREE MONEY FUND - CLASS B
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
==========================================================================================================================
                                                                                                     PERIOD
                                                                                                      ENDED
                                                                                                 JUNE 30, 1996 (A)
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................................................  $    1.000
                                                                                                ------------
Net investment income..........................................................................       0.003
                                                                                                ------------
Distributions from net investment income ......................................................  $  ( 0.003)
                                                                                                ------------
Net asset value at end of period ..............................................................  $    1.000
                                                                                                ============
Total return...................................................................................       3.03%(C)
                                                                                                ============
Net assets at end of period (000's) ...........................................................  $   19,145
                                                                                                ============
Ratio of expenses to average net assets(B)  ...................................................       0.50%(C)

Ratio of net investment income to average net assets...........................................       3.03%(C)
- --------------------------------------------------------------------------------------------------------------------------

(A)Represents the period from the initial public offering of Class B shares (May 29, 1996) through June 30, 1996.

(B)Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.87%(C) (Note 4).

(C)Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1996

==============================================================================

1. ORGANIZATION

Midwest Group Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 13, 1981. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of six funds: the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund (individually a Fund and collectively the Funds).

The Ohio Tax-Free Money Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

The Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-quality, short-term municipal obligations.

The California Tax-Free Money Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

The Royal Palm Florida Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default.

The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 2% for the Tax-Free Intermediate Term Fund and 4% for the Ohio Insured Tax-Free Fund and a distribution fee of up to .25% of average daily net assets of each Fund) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The Royal Palm Florida Tax-Free Money Fund offers two classes of shares: Class A shares (Retail shares), sold subject to a distribution fee of up to .25% of average daily net assets, and Class B shares (Institutional shares) sold without a distribution fee. Each Retail and Institutional share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail shares bear the expenses of distribution fees, which is expected to cause Retail shares to have a higher expense ratio and to pay lower dividends than Institutional shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional shares such as check writing and automatic investment and redemption plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation -- Ohio Tax-Free Money Fund, Tax-Free Money Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund securities are valued on the amortized cost basis, which approximates market. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are valued at market and use an independent pricing service which generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the securities. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the fair value of the security will be determined in good faith consistent with procedures established by the Board of Trustees.

Share valuation -- The net asset value per share of the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund is calculated daily. Net asset value per share is calculated for each of these Funds by dividing the total value of a Fund's assets, less liabilities, by its number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

The net asset value per share of each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is also calculated daily. Net asset value per share is calculated for each class of a Fund by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of the Tax-Free Intermediate Term Fund is equal to net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The maximum offering price of Class A shares of the Ohio Insured Tax-Free Fund is equal to net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is equal to the net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Distributions from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Allocations between classes -- Investment income earned by the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is allocated daily to each class of shares based on the percentage of the net asset value of settled shares of such class to the total of the net asset value of settled shares of both classes of shares. Realized capital gains and losses and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In addition, each Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 1996:

- ----------------------------------------------------------------------------------------------------------------
                                                                                 TAX-FREE
                                                                               INTERMEDIATE     OHIO INSURED
                                                                                 TERM FUND      TAX-FREE FUND

Gross unrealized appreciation.............................................   $    1,757,875   $     3,422,103
Gross unrealized depreciation.............................................        ( 336,968)        ( 286,920)
                                                                             ---------------  ---------------

Net unrealized appreciation...............................................   $    1,420,907   $    3,135,183
                                                                             ===============  ===============
- ----------------------------------------------------------------------------------------------------------------

The tax basis of investments for each Fund is equal to the amortized cost as shown on the Statements of Assets and Liabilities.

As of June 30, 1996, the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund had capital loss carryforwards for federal income tax purposes of $709, $1,338, $1,580, $1,198, $1,620,782 and $494, respectively, none of which expire prior to June 30, 1999. These capital loss carryforwards may be utilized in the current or future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.  INVESTMENT TRANSACTIONS

For the year ended June 30, 1996, purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $28,765,136 and $45,159,470, respectively, for the Tax-Free Intermediate Term Fund and $35,124,299 and $38,276,155, respectively, for the Ohio Insured Tax-Free Fund.

4.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is the controlling shareholder of Leshner Financial, Inc., whose subsidiaries include Midwest Group Financial Services, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and MGF Service Corp. (MGF), the shareholder servicing and transfer agent and accounting and pricing agent for the Trust.

MANAGEMENT AGREEMENT

Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, each Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.5% of its respective average daily net assets up to $100,000,000, 0.45% of such assets from $100,000,000 to $200,000,000, 0.4% of such assets from $200,000,000 to $300,000,000 and 0.375% of such assets in excess of
$300,000,000.

States in which shares of the Trust are offered may impose an expense limitation based upon net assets. The Adviser has agreed to reimburse each Fund for expenses which exceed the most restrictive applicable expense limitation of any state. No reimbursement was required from the Adviser with respect to any Fund for the year ended June 30, 1996. However, in order to reduce the operating expenses of the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund, the Adviser voluntarily waived advisory fees of $6,600 and $58,284, respectively, during the year ended June 30, 1996. In addition, in order to reduce the operating expenses of Class A shares of the Ohio Insured Tax-Free Fund and Class B shares of the Royal Palm Florida Tax-Free Money Fund, the Adviser voluntarily reimbursed $2,708 of Class A expenses for the Ohio Insured Tax-Free Fund and $506 of Class B expenses for the Royal Palm Florida Tax-Free Money Fund during the period.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of the Transfer Agent and Shareholder Service Agreement between the Trust and MGF, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, MGF receives a monthly fee at an annual rate of $25.00 per shareholder account from each of the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund and $21.00 per shareholder account from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, subject to a $1,000 minimum monthly fee for each Fund or for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement between the Trust and MGF, MGF calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, MGF receives a monthly fee, based on current asset levels, of $3,750 per month from the Ohio Tax-Free Money Fund, $3,250 per month from each of the Tax-Free Money Fund and the California Tax-Free Money Fund, $4,250 per month from the Royal Palm Florida Tax-Free Money Fund and $4,750 per month from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by MGF in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT

The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser and affiliates earned $9,779 and $22,737 from underwriting and broker commissions on the sale of shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively, during the year ended June 30, 1996. In addition, the Advisor collected $5,802 and $349 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively.

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is .25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS

The Fifth Third Bank, which serves as the custodian for each Fund except for the Royal Palm Florida Tax-Free Money Fund, was a significant shareholder of record of the Ohio Tax-Free Money Fund as of June 30, 1996. Under the terms of its Custodian Agreement, The Fifth Third Bank receives from each such Fund an asset-based fee plus transaction charges for each security transaction entered into by the Funds. Huntington Trust Company, N.A. (Huntington), which serves as the custodian for the Royal Palm Florida Tax-Free Money Fund, was a significant shareholder of record of such Fund as of June 30, 1996. Under the term of its Custodian Agreement, Huntington receives from the Fund an asset-based fee.

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended June 30, 1996 and 1995:

- ---------------------------------------------------------------------------------------------------------------------------
                                                       TAX-FREE INTERMEDIATE               OHIO INSURED
                                                             TERM FUND                    TAX-FREE FUND

                                                      YEAR            YEAR            YEAR           YEAR
                                                      ENDED           ENDED           ENDED          ENDED
                                                    JUNE 30,        JUNE 30,        JUNE 30,       JUNE 30,
                                                      1996            1995            1996           1995
- ---------------------------------------------------------------------------------------------------------------------------
CLASS A

Shares sold....................................      1,417,723       2,523,254     12,319,913      11,576,223
Shares issued in reinvestment of
   distributions to shareholders...............        244,633         320,606        232,739         262,171
Shares redeemed................................    ( 2,894,267)    ( 5,334,216)  ( 12,159,274)   ( 12,691,802)
                                                  ------------   -------------   -------------   ------------

Net increase (decrease) in shares outstanding..    ( 1,231,911)    ( 2,490,356)       393,378       ( 853,408)
Shares outstanding, beginning of year..........      7,470,758       9,961,114      5,951,947       6,805,355
                                                  ------------   -------------   -------------   ------------

Shares outstanding, end of year................      6,238,847       7,470,758      6,345,325      5,951,947
                                                  ============   =============   =============   ============

CLASS C

Shares sold....................................        292,369         661,291         99,911         164,356
Shares issued in reinvestment of
   distributions to shareholders...............         17,558          16,430         14,227          12,037
Shares redeemed................................      ( 270,313)      ( 522,939)     ( 129,418)       ( 55,643)
                                                  ------------   -------------   -------------   ------------

Net increase (decrease) in shares outstanding..         39,614         154,782       ( 15,280)        120,750
Shares outstanding, beginning of year..........        443,255         288,473        347,217         226,467
                                                  ------------   -------------   -------------   ------------

Shares outstanding, end of year................        482,869         443,255        331,937         347,217
                                                  ============   =============   =============   ============
- --------------------------------------------------------------------------------------------------------------------------

Capital share transactions for the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

6.  PORTFOLIO COMPOSITION

As of June 30, 1996, the Ohio Tax-Free Money Fund and the Ohio Insured Tax-Free Fund were invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from Ohio income tax. The California Tax-Free Money Fund was invested in debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from California income tax. As of June 30, 1996, 77.4% of the Royal Palm Florida Tax-Free Money Fund was invested in debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the value of which is exempt from the Florida intangible personal property tax. As of June 30, 1996, 19.5% of the portfolio securities of the Tax-Free Money Fund were concentrated in the State of Ohio, 13.5% in the State of Minnesota and 10.2% in the State of Florida. For information regarding portfolio composition by state for the Tax-Free Intermediate Term Fund as of June 30, 1996, see the Fund's Portfolio of Investments.

As diversified Funds registered under the 1940 Act, it is the policy of the Tax-Free Money Fund and the Tax-Free Intermediate Term Fund that not more than 25% of the total assets of each such Fund be invested in securities of issuers which individually comprise more than 5% of its total assets.

The Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund and the Ohio Insured Tax-Free Fund are each non-diversified Funds under the 1940 Act. Thus, investments may be concentrated in fewer issuers than those of a diversified fund. As of June 30, 1996, neither the Ohio Tax-Free Money Fund nor the Royal Palm Florida Tax-Free Money Fund had concentrations of investments (10% or greater) in any one issuer. The California Tax-Free Money Fund and the Ohio Insured Tax-Free Fund had 12.6% and 14.6% of their respective investments concentrated in the securities of a single issuer as of June 30, 1996.

The Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund each invest in municipal securities maturing in 13 months or less and having a short-term rating in one of the top two ratings categories by at least two nationally recognized statistical rating agencies (or by one such agency if a security is rated by only that agency) or, if unrated, are determined by the Adviser, under the supervision of the Board of Trustees, to be of comparable quality.

As of June 30, 1996, 46.9% of the Tax-Free Intermediate Term Fund's portfolio securities were rated AAA/Aaa [using the higher of Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) ratings], 28.6% were rated AA/Aa, 21.8% were rated A/A and 2.7% were not rated.

As of June 30, 1996, 99.1% of the Ohio Insured Tax-Free Fund's long-term portfolio securities were either (1) insured by an insurance policy obtained from a recognized insurer which carries a rating of AAA by S&P or Aaa by Moody's, (2) guaranteed as to the payment of interest and principal by an agency or instrumentality of the U.S. Government, or (3) secured as to the payment of interest and principal by an escrow account consisting of obligations of the U.S. Government. Four private insurers individually insure more than 10% of the Ohio Insured Tax-Free Fund's portfolio securities and collectively insure 82.9% of its portfolio securities.

The concentration of investments for each Fund as of June 30, 1996, classified by revenue source, was as follows:

- ---------------------------------------------------------------------------------------------------------------------------
                                                                           ROYAL PALM
                                         OHIO                 CALIFORNIA    FLORIDA      TAX-FREE      OHIO
                                       TAX-FREE    TAX-FREE    TAX-FREE     TAX-FREE    INTERMEDIATE  INSURED
                                         MONEY       MONEY       MONEY        MONEY        TERM       TAX-FREE
                                         FUND        FUND        FUND         FUND         FUND        FUND
- --------------------------------------------------------------------------------------------------------------------------
General Obligations.................      28.6%       14.4%        11.3%         8.0%       21.8%       30.3%
Revenue Bonds:
  Industrial Development/
     Pollution Control............        32.0%       42.8%         36.0%       30.6%        8.2%       15.2%
  Hospital/Health Care..............      22.7%        4.8%         2.2%        24.8%       18.0%       19.7%
  Housing/Mortgage..................       3.8%       17.8%         2.0%        19.1%       11.5%        5.5%
  Utilities.........................       0.2%        3.6%        17.9%         5.6%       10.9%       18.0%
  Education.........................       2.3%        3.0%         2.0%         1.9%       11.8%        3.4%
  Transportation....................         --        3.7%         4.0%         2.8%        3.9%        3.3%
  Public Facilities.................         --        1.0%         4.7%         2.4%        3.6%        1.4%
  Economic Development..............       5.2%        6.4%           --           --        2.1%          --
  Leases............................         --        1.2%         7.2%         1.8%        2.3%        0.7%
  Special Tax.......................         --          --         4.9%         0.5%        3.9%          --
  Miscellaneous.....................       5.2%        1.3%         7.8%         2.5%        2.0%        2.5%
                                     ----------- ----------- -----------   ----------- ----------- -----------
Total ..............................     100.0%      100.0%       100.0%       100.0%      100.0%      100.0%
                                     =========== =========== ===========   =========== =========== ===========
- -------------------------------------------------------------------------------------------------------------------------


See each Fund's Portfolio of Investments for additional information on portfolio composition.

OHIO TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 31.5%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,665,000   Euclid City, OH, Various Impt. GO BANS.........................   4.250% 07/12/1996 $ 1,665,072
  5,484,000   Greene Co., OH, GO.............................................   4.125  07/18/1996   5,485,568
    675,000   Dayton, OH, Airport Impt. GO BANS..............................   4.050  07/25/1996     675,063
  1,667,040   Willoughby, OH, Landfill Closure GO BANS.......................   4.200  07/25/1996   1,667,355
  1,450,000   Powell Village, OH, Road Impt. GO BANS.........................   4.100  08/15/1996   1,450,519
    180,000   Powell Village, OH, Street Impt. GO BANS.......................   4.380  08/15/1996     180,103
  2,500,000   Univ. of Cincinnati, OH, General Receipts, Ser. S..............   4.250  08/28/1996   2,500,952
  1,105,000   Lorain Co., OH, Water & Sewer Impt. GO BANS....................   4.250  08/30/1996   1,105,261
    245,000   Ohio HFA Mtg. Rev., Ser. A-1...................................   4.400  09/01/1996     245,150
  1,000,000   Plain Township, OH, Fire Station Const. & Impt. BANS...........   4.390  09/17/1996   1,001,117
  3,000,000   Cincinnati, OH, CSD Energy Conserv. BANS.......................   4.030  09/20/1996   3,003,437
    800,000   Miamisburg, OH, Street Impt. GO BANS...........................   4.250  09/27/1996     800,462
  2,260,000   Canfield, OH, LSD School Impt. GO BANS.........................   4.150  10/03/1996   2,261,115
  2,000,000   Franklin Co., OH, Waterworks Sys. Impt. GO.....................   4.000  10/09/1996   2,002,033
    400,000   Akron Bath Copley, OH, Rev. (Akron City Hosp. Proj.)...........   7.700  11/15/1996     405,905
  2,300,000   Belmont Co., OH, Sanitary Sewer Impt. BANS.....................   4.090  11/26/1996   2,302,595
  2,000,000   Euclid, OH, CSD TRANS..........................................   3.520  12/12/1996   2,001,481
  3,400,000   Loveland, OH, GO BANS..........................................   3.875  12/12/1996   3,405,840
    975,000   Marysville, OH, GO BANS........................................   4.140  12/12/1996     976,220
  1,064,490   Champaign Co., OH, GO BANS.....................................   4.750  12/17/1996   1,066,879
    870,000   Highland, OH, LSD GO BANS......................................   4.375  12/19/1996     872,086
  1,432,500   Groveport-Madison, OH, LSD GO TANS.............................   3.990  12/30/1996   1,434,584
  1,900,000   Erie Co., OH, Hosp. Impt. Rev. (Firelands Comm. Hosp.),
               Prerefunded @101..............................................   8.875  01/01/1997   1,967,510
    675,000   Worthington, OH, CSD School Impt. GO BANS......................   3.750  01/17/1997     675,533
    500,000   Marysville, OH (Water Storage Tank Proj.) GO BANS..............   3.880  01/31/1997     500,792
  2,000,000   Toledo, OH, CSD (Energy Conservation) GO BANS..................   4.000  01/31/1997   2,005,664
  1,950,000   Marion Co., OH, GO BANS........................................   3.600  02/13/1997   1,952,919
    700,000   Ottawa Co., OH, GO BANS........................................   3.550  02/27/1997     701,114
  2,000,000   East Palestine, OH, CSD GO BANS................................   3.500  02/28/1997   2,001,273
  1,550,000   Salem, OH, CSD GO BANS.........................................   3.490  03/06/1997   1,550,708
    932,000   Huron, OH, GO BANS.............................................   3.860  03/19/1997     933,666
    800,000   Marysville, OH, GO BANS........................................   3.960  03/21/1997     801,441
  3,185,700   Greene Co., OH, GO.............................................   4.000  03/26/1997   3,192,455
    950,000   Geneva on the Lake, OH, GO.....................................   4.100  04/03/1997     952,076
  2,300,000   Ottawa Co., OH, GO BANS........................................   3.980  04/09/1997   2,303,931
  1,000,000   Trumbull Co., OH, Correctional Fac. GO BANS....................   4.070  04/10/1997   1,002,016
  1,000,000   Ashland, OH, CSD (Energy Conservation) GO BANS.................   4.150  04/15/1997   1,002,293
  3,239,200   Hamilton, OH, GO BANS..........................................   4.000  05/09/1997   3,240,442
  2,300,000   Oregon, OH, GO BANS............................................   4.050  05/29/1997   2,304,603
  3,500,000   Claymont, OH, CSD GO BANS......................................   4.000  06/04/1997   3,501,556
  3,000,000   Greene Co., OH, GO.............................................   3.880  06/04/1997   3,004,278
  1,040,000   Brook Park, OH, GO BANS........................................   4.050  06/06/1997   1,042,519
  2,000,000   Hudson, OH, Waterworks Impt. GO BANS...........................   4.000  06/11/1997   2,004,915
  2,500,000   Mansfield, OH, CSD GO TANS.....................................   4.500  06/27/1997   2,510,620
- -------------                                                                                     ------------
  $75,494,930 TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $75,661,121)...................................                     $75,661,121
                                                                                                  ------------


OHIO TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 55.5%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,000,000   Ohio Higher Educ. Fac. Rev. (John Carroll Univ.)...............   4.125% 07/01/1996 $ 1,000,000
  2,800,000   Cuyahoga Co., OH, Hosp. Impt. Rev. (Univ. Hosp. Cleveland).....   3.750  07/01/1996   2,800,000
    400,000   Franklin Co., OH, Health Sys. Rev. (St. Anthony Medical Ctr.)..   3.600  07/01/1996     400,000
  3,900,000   Hamilton Co., OH, Health Sys. Rev. (Franciscan Sisters)........   3.750  07/01/1996   3,900,000
    500,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1995A...............   3.750  07/01/1996     500,000
  1,700,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985B
                (Cincinnati Gas & Elec.).....................................   3.750  07/01/1996   1,700,000
    700,000   Ohio St. PCR (Sohio Air Proj.).................................   3.600  07/01/1996     700,000
  4,320,000   Cuyahoga Co., OH, IDR (S & R Playhouse Realty).................   3.750  07/01/1996   4,320,000
  1,600,000   Delaware Co., OH, IDR (Radiation Sterilizers, Inc.)............   3.750  07/01/1996   1,600,000
    210,000   Franklin Co., OH, IDR (Boa Ltd. Proj.).........................   3.850  07/01/1996     210,000
  1,300,000   Franklin Co., OH, IDR (Jacobsen Stores)........................   3.800  07/01/1996   1,300,000
    600,000   Franklin Co., OH, IDR (Capitol South)..........................   3.800  07/01/1996     600,000
  2,900,000   Muskingum Co., OH, IDR (Elder-Beerman).........................   3.900  07/01/1996   2,900,000
    500,000   Ohio St. Environ. Impt. Rev. (U.S. Steel Corp.)................   3.800  07/01/1996     500,000
  4,250,000   Cincinnati-Hamilton Co., OH, Port. Auth. Rev.
                (Kaiser Agric. Chemical Co.).................................   3.400  07/02/1996   4,250,000
    245,000   Akron, OH, Sani. Sewer Sys. Rev., Ser. 1994....................   3.450  07/03/1996     245,000
  1,000,000   Butler Co., OH, IDR (Phillip Morris Co.).......................   3.350  07/03/1996   1,000,000
  1,000,000   Centerville, OH, Health Care Rev. (Bethany-Lutheran)...........   3.700  07/03/1996   1,000,000
  8,100,000   Clermont Co., OH, Hosp. Fac. Rev., Ser. B (Mercy Health Sys.)..   3.500  07/03/1996   8,100,000
  1,800,000   Cleveland-Cuyahoga Co., OH, Port. Auth. Rev.
                (Rock & Roll Hall of Fame)...................................   3.450  07/03/1996   1,800,000
  1,075,000   Cuyahoga Co., OH, Health Care Fac. Rev., Ser. 1993A
                (Hospice of the Western Reserve).............................   3.600  07/03/1996   1,075,000
  1,750,000   Cuyahoga Co., OH, Health Care Fac. Rev., Ser. 1993B
                (Hospice of the Western Reserve).............................   3.600  07/03/1996   1,750,000
  1,250,000   Cuyahoga Co., OH, Health Care Fac. Rev. (Benjamin Rose Inst.)..   3.500  07/03/1996   1,250,000
    160,000   Cuyahoga Co., OH, IDR (Schottenstein Stores)...................   3.550  07/03/1996     160,000
  2,000,000   Cuyahoga Co., OH, IDR, Ser. 1989 (Motch Corp. Proj.)...........   3.850  07/03/1996   2,000,000
    970,000   Cuyahoga Co., OH, IDR (Pleasant Lake Assoc.)...................   3.600  07/03/1996     970,000
    900,000   Delaware Co., OH, Indust. Rev., Ser. 1985 (MRG Limited Proj.)..   3.550  07/03/1996     900,000
  2,390,000   Erie Co., OH, IDR (Toft Dairy, Inc.)...........................   3.600  07/03/1996   2,390,000
    435,000   Franklin Co., OH, IDR (Columbus Dist.).........................   3.600  07/03/1996     435,000
    564,000   Franklin Co., OH, IDR, Ser. D (Kindercare).....................   3.700  07/03/1996     564,000
  1,605,000   Greene Co., OH, Healthcare Fac. Rev. (Green Oaks Proj.)........   3.600  07/03/1996   1,605,000
    900,000   Hardin Co., OH, Hosp. Impt. Rev., Ser. A
                (Hardin Memorial Hosp.).....................................    3.600  07/03/1996     900,000
    375,000   Hudson Village, OH, IDR, Ser. A (Kindercare)...................   3.700  07/03/1996     375,000
  1,160,000   Huron Co., OH, Ref. Rev. (Norfolk Furniture Corp.).............   3.600  07/03/1996   1,160,000
    494,000   Lorain Co., OH, IDR, Ser. C (Kindercare).......................   3.700  07/03/1996     494,000
  1,120,000   Lucas Co., OH, EDR (Glendale Meadows)..........................   3.600  07/03/1996   1,120,000
    935,000   Lucas Co., OH, IDR, Ser. D (Kindercare)........................   3.700  07/03/1996     935,000
    300,000   Medina, OH, IDR (Kindercare)...................................   3.700  07/03/1996     300,000
  1,100,000   Meigs Co., OH, IDR, Ser. 1985 (MRG Limited Proj.)..............   3.550  07/03/1996   1,100,000
    287,000   Middletown, OH, IDR, Ser. A (Kindercare).......................   3.700  07/03/1996     287,000
  2,000,000   Montgomery Co., OH, EDR (Dayton Art Institute).................   3.400  07/03/1996   2,000,000
    935,000   Montgomery Co., OH, Healthcare Rev., Ser. A
                (Dayton Area MRI Consortium).................................   3.600  07/03/1996     935,000
    340,000   Montgomery Co., OH, IDR (Kindercare)...........................   3.700  07/03/1996     340,000
  1,000,000   Morrow Co., OH, IDR (Field Container Corp.)....................   3.400  07/03/1996   1,000,000
    700,000   Ohio St. Air Quality Dev. Auth. Rev. (Honda of America)........   3.700  07/03/1996     700,000
    200,000   Ohio St. Water Dev. Auth. Rev. (Timken Co. Proj.)..............   3.350  07/03/1996     200,000
  1,300,000   Ohio St. Environ. Impt. Rev. (Honda of America)................   3.700  07/03/1996   1,300,000
    850,000   Orrville, OH, Hosp. Fac. Rev., Ser. 1990 (Orrville Hosp.)......   3.550  07/03/1996     850,000
    200,000   Stark Co., OH, IDR, Ser. D (Kindercare)........................   3.700  07/03/1996     200,000
  2,650,000   Summit Co., OH, IDR (Bowery Assoc.)............................   3.400  07/03/1996   2,650,000
    375,000   Wadsworth, OH, IDR (Kindercare)................................   3.700  07/03/1996     375,000
  1,200,000   Wyandot Co., OH, Indust. Rev., Ser. 1985 (MRG Limited Proj.)...   3.550  07/03/1996   1,200,000
    475,000   Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Visiting Nurse Svcs. Proj.).................................   3.500  07/04/1996     475,000

OHIO TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 55.5%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
  1,750,000   Ashland, OH, IDR (Landover Properties).........................   3.350% 07/04/1996 $ 1,750,000
  4,190,000   Ashtabula Co., OH, Hosp. Fac. Rev., Ser. 95
                (Ashtabula Co. Med. Ctr. Proj.)..............................   3.400  07/04/1996   4,190,000
  1,900,000   Clinton Co., OH, Hosp. Rev. (Clinton Memorial).................   3.500  07/04/1996   1,900,000
  8,000,000   Franklin Co., OH, IDR (Berwick Steel)..........................   3.550  07/04/1996   8,000,000
  1,240,000   Franklin Co., OH, IDR (Ohio Girl Scouts).......................   3.400  07/04/1996   1,240,000
    400,000   Franklin Co., OH, IDR (Columbus College).......................   3.400  07/04/1996     400,000
  2,000,000   Franklin Co., OH, IDR (Alco Standard Corp.)....................   3.400  07/04/1996   2,000,000
  1,350,000   Hamilton Co., OH, EDR, Ser. 1995
                (Cincinnati Assoc. Performing Arts)..........................   3.400  07/04/1996   1,350,000
    425,000   Lucas Co., OH, Rev. (Sunshine Children's Home).................   3.500  07/04/1996     425,000
  2,000,000   Lucas Co., OH, IDR (Ohio Citizens Bank Proj.)..................   3.500  07/04/1996   2,000,000
    485,000   Lucas Co., OH, IDR (Associates Proj.)..........................   3.500  07/04/1996     485,000
  2,045,000   Mahoning Co., OH, Healthcare Fac. Rev. (Copeland Oaks).........   3.400  07/04/1996   2,045,000
  1,790,000   Mahoning Co., OH, Healthcare Fac. Rev. (Ohio Heart Institute)..   3.400  07/04/1996   1,790,000
  4,150,000   Marion Co., OH, Hosp. Impt. Rev. (Pooled Lease Proj.)..........   3.400  07/04/1996   4,150,000
  3,920,000   Montgomery Co., OH, Healthcare Rev. (Comm. Blood Ctr. Proj.)...   3.400  07/04/1996   3,920,000
  4,800,000   Ohio EDR, Ser. 1983 (Court St. Ctr. Assoc. Ltd. Proj.).........   3.400  07/04/1996   4,800,000
  1,265,000   Pike Co., OH, EDR (Pleasant Hill)..............................   3.400  07/04/1996   1,265,000
  1,100,000   Rickenbacker, OH, Port. Auth. Rev.
                (Rickenbacker Holdings, Inc.)................................   3.400  07/04/1996   1,100,000
    660,000   Summit Co., OH, IDR (Go-Jo Indust.)............................   3.400  07/04/1996     660,000
  2,435,000   Toledo-Lucas Co., OH, Port. Auth. IDR Ref., Ser. 1994..........   3.500  07/04/1996   2,435,000
  4,200,000   Toledo, OH, City Svcs. Special Assessment Notes................   3.350  07/04/1996   4,200,000
  4,690,000   Trumbull Co., OH, Hosp. Rev. (Shepherd Valley Lutheran)........   3.400  07/04/1996   4,690,000
  1,600,000   Warren Co., OH, IDR (Liquid Container).........................   3.550  07/04/1996   1,600,000
  2,650,000   Westlake, OH, IDR (Nordson Co.)................................   3.400  07/04/1996   2,650,000
    100,000   Wood Co., OH, IDR (North American Science).....................   3.600  07/04/1996     100,000
  2,125,000   Ashland Co., OH, Hosp. Fac. Rev., Ser. 1989 (Good Shepherd)....   3.800  07/05/1996   2,125,000
  1,400,000   Hamilton Co., OH, IDR (ADP System).............................   3.700  07/15/1996   1,400,000
- -------------                                                                                     ------------
$133,490,000  TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $133,490,000)..................................                     $133,490,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 12.8%                                 RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $2,500,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. A (Duquesne Light)..   3.650% 08/15/1996 $ 2,500,000
    971,155   Citizens Federal Tax-Exempt Mtg. Bond Trust....................   3.450  09/01/1996     971,155
    680,000   Riverside, OH, EDR (Riverside Assoc. Ltd. Proj.)...............   3.550  09/01/1996     680,000
  4,895,000   Cuyahoga Co., OH, IDR (Halle Office Bldg.).....................   3.883  10/01/1996   4,895,000
    175,000   Franklin Co., OH, IDR (Pan Western Life).......................   3.900  10/01/1996     175,000
  1,270,000   Miami Valley Tax-Exempt Mtg. Bond Trust........................   4.880  10/15/1996   1,270,000
    690,000   Franklin Co., OH, IDR (GSW Proj.)..............................   3.650  11/01/1996     690,000
  3,300,000   Ohio HFA MFH (Lincoln Park)....................................   3.900  11/01/1996   3,300,000
    125,000   Ohio Company Tax-Exempt Mtg. Bond Trust, Ser. 1................   3.760  11/01/1996     125,000
    100,000   Summit Co., OH, IDR (SGS Tool Co. II)..........................   3.700  11/01/1996     100,000
  3,835,000   Richland Co., OH, IDR (Mansfield Sq. Proj.)....................   3.650  11/15/1996   3,835,000
    825,000   Cuyahoga Co., OH, Healthcare Rev.
                (Cleveland Neighborhood Health Svcs.)........................   4.375  12/01/1996     825,000
    570,000   Cuyahoga Co., OH, IDR (Welded Ring)............................   3.750  12/01/1996     570,000
  2,415,000   Franklin Co., OH, IDR (Leveque & Assoc. Proj.).................   3.750  12/01/1996   2,415,000
    340,000   Lucas Co., OH, EDR (Cross County Inns., Inc.)..................   4.000  12/01/1996     340,000
    960,000   Scioto Co., OH, Healthcare Rev. (Hillview Retirement)..........   3.750  12/01/1996     960,000
  1,115,000   Gallia Co., OH, IDR (Jackson Pike Assoc.)......................   3.600  12/15/1996   1,115,000
  3,280,000   Ohio Company Tax-Exempt Mtg. Bond Trust, Ser. 2................   3.900  12/15/1996   3,279,203

OHIO TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 12.8%                                 RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
  $ 810,000   Franklin Co., OH, EDR (JAL Realty).............................   3.950% 01/15/1997 $   810,000
  1,405,000   Hamilton, OH, IDR (Continental Commercial Properties Proj.)....   3.400  02/01/1997   1,405,000
    410,000   Middletown, OH, IDR (Continental Commercial Properties Proj.)..   3.450  02/01/1997     410,000
- -------------                                                                                     ------------
$ 30,671,155  TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $30,670,358)...................................                     $30,670,358
                                                                                                  ------------
$239,656,085  TOTAL INVESTMENTS AT VALUE -- 99.8%
=============
              (Amortized Cost $239,821,479)..................................                     $239,821,479

              OTHER ASSETS AND LIABILITIES, NET-- 0.2% ......................                         501,413
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $240,322,892
                                                                                                  ============

TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 22.6%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   200,000   Greater Cleveland Regional Transit Auth. COP...................   9.100% 07/01/1996 $   200,000
    200,000   Pennsylvania St. IDA Rev., Escrowed to Maturity................   6.300  07/01/1996     200,000
    150,000   South Carolina St. Public Auth. Elec. Rev., Prerefunded @ 103..   8.100  07/01/1996     154,500
    110,000   Washington St. Pub. Power Supply Sys. Rev., Ser. 1990
                (Nuclear Proj. #1), Prerefunded @ 103........................  15.000  07/01/1996     113,300
    100,000   Austin, TX, ISD GO.............................................   4.400  08/01/1996     100,045
    100,000   Louisiana St. GO, Ser. A.......................................   6.400  08/01/1996     100,211
    520,000   El Paso, TX, GO, Ser. 1994A....................................   8.000  08/15/1996     522,531
    200,000   Montgomery Co., AL, Waterworks & Sanit. Sewer Rev.,
                Prerefunded @ 100............................................   9.700  09/01/1996     200,000
    500,000   Washington St. GO (Motor Vehicle Fuel Tax), Prerefunded @ 100..   6.750  09/01/1996     502,430
    245,000   Peoria, IL, School Dist. #150 Rev..............................   4.600  09/15/1996     245,272
    370,000   Brook Park, OH, Sewer Impt. GO BANS............................   4.250  09/20/1996     370,157
    105,000   Chicago, IL, Waterworks Rev., Prerefunded @ 101................   6.750  11/01/1996     107,057
    200,000   Greater New Orleans, LA, Expressway Rev., Prerefunded @ 103....   7.800  11/01/1996     208,610
     70,000   Connecticut St. Hsg. Fin. Auth. Refunding Rev., Ser. 1987B.....   7.900  11/15/1996      70,991
    200,000   Chesapeake, VA, GO.............................................   3.750  12/01/1996     200,052
    250,000   Columbia, SC, Parking Fac. Rev., Prerefunded @ 102.............   7.200  12/01/1996     258,471
    300,000   Greensboro, NC, COP Pkg. Facs. Proj. Rev.......................   5.700  12/01/1996     302,070
    105,000   Houston, TX, Water & Sewer Rev., Prerefunded @ 102.............   7.125  12/01/1996     108,534
    200,000   Milwaukee, WI, GO..............................................   4.100  12/01/1996     200,336
    150,000   Jefferson Co., OH, School Dist. #R-001 GO......................   4.400  12/15/1996     150,442
    250,000   Broward Co., FL, GO, Ser. C....................................   5.000  01/01/1997     251,580
    525,000   Ross Co., OH, Airport Impt. GO BANS ...........................   4.540  04/25/1997     526,191
    250,000   Columbus, OH, GO, Ser. 1.......................................   5.500  05/15/1997     253,430
    200,000   Grand River, OK, Dam Auth., Rev................................   6.450  06/01/1997     208,033
    160,000   Mid-Prairie, IA, Comm. School Dist. GO.........................   6.750  06/01/1997     164,020
- -------------                                                                                     ------------
$ 5,660,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $5,718,263)....................................                     $ 5,718,263
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 48.1%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   300,000   Franklin Co., OH, Health Sys. Rev. (St. Anthony Medical Ctr.)..   3.600% 07/01/1996 $   300,000
    900,000   Harris Co., TX, Health Facs. Dev. Hosp. Rev., Ser. D
                (St. Luke's Episcopal).......................................   3.700  07/01/1996     900,000
    300,000   Hillsborough Co., FL, PCR (Tampa Elec.)........................   3.550  07/01/1996     300,000
    700,000   Jacksonville, FL, PCR (Florida Power & Light)..................   3.550  07/01/1996     700,000
    330,000   NCNB Pooled Tax-Exempt Rev., Ser. 1990A........................   4.125  07/01/1996     330,000
  1,000,000   New Jersey EDA & EDR (Union Avenue Assoc.).....................   3.650  07/01/1996   1,000,000
    700,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985B
                (Cincinnati Gas & Elec.).....................................   3.750  07/01/1996     700,000
    400,000   Pinal Co., AZ, IDA PCR (Magma Copper Co.)......................   3.600  07/01/1996     400,000
    900,000   Eddyville, IA, IDR (Heartland Lysine, Inc.)....................   3.850  07/03/1996     900,000
  1,000,000   Illinois Dev. Fin. Auth. MFH Rev. (Cobbler Square Proj.).......   3.850  07/03/1996   1,000,000
    825,000   Brooklyn Park, MN, IDR (Schmidt Proj.).........................   3.750  07/05/1996     825,000
  1,000,000   District of Columbia MFH, Tyler House Trust COP, Ser. 1995A....   3.800  07/05/1996   1,000,000
    425,000   Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)......................   3.950  07/05/1996     425,000
    575,000   Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)......................   3.650  07/05/1996     575,000
    700,000   Marion, FL, Hsg. Fin. Auth. Rev. (Summer Trace Apts.)..........   3.600  07/05/1996     700,000
  1,140,000   Redwood Falls, MN, IDR (Zytec Corp. Proj.).....................   4.100  07/05/1996   1,140,000

TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 48.1%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
  $ 400,000   St. Cloud, MN, Hsg. & Redev. Auth. (Coborn Realty Co.).........   3.750% 07/05/1996 $   400,000
    600,000   Tamarac, FL, IDR, Ser. 1995 (Tamarac Business Ctr.)............   3.550  07/05/1996     600,000
- -------------                                                                                     ------------
$12,195,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $12,195,000)...................................                     $12,195,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 27.8%                                 RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,125,000   Buckeye Tax-Exempt Mtg. Bond Trust.............................   3.800% 08/01/1996 $ 1,123,481
    535,000   Milwaukee, WI, IDR (Wayne C. Oldenburg Proj.)..................   3.950  08/01/1996     535,000
    330,000   Lansing, MI, EDR (LGH Office Bldg. Proj.)......................   3.650  08/15/1996     330,000
    153,845   Citizens Federal Tax-Exempt Mtg. Bond Trust....................   3.450  09/01/1996     153,845
  1,200,000   Owensboro, KY, IDR, Ser. 1985 (Dart Container).................   3.600  09/01/1996   1,200,000
    165,000   Cuyahoga Co., OH, IDR (Halle Office Bldg.).....................   3.880  10/01/1996     165,000
    230,000   Kansas City, KS, IDR (Lady Baltimore Foods)....................   4.250  10/01/1996     230,000
    505,000   Romulus, MI, Econ. Dev. Corp. (Airport Realty Proj.)...........   3.700  10/01/1996     505,000
    230,000   Medina Co., OH, IDR (Nationwide One Proj.).....................   3.850  11/01/1996     229,934
    560,000   Summit Co., OH, IDR (Akromold, Inc. Proj.).....................   4.000  11/01/1996     560,000
    275,000   Westlake, OH, EDR (Cross County Inns, Inc.)....................   3.750  11/01/1996     275,000
  1,000,000   Westmoreland Co., PA, IDR (White Cons Indust.).................   3.875  12/01/1996   1,000,000
    735,000   Lexington-Fayette Co., KY, Urban Gov't. Rev.
                (Providence Montessori)......................................   3.900  01/01/1997     735,000
- -------------                                                                                     ------------
$ 7,043,845   TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $7,042,260)....................................                     $ 7,042,260
                                                                                                  ------------
$24,898,845   TOTAL INVESTMENTS AT VALUE-- 98.5%
=============
              (Amortized Cost $24,955,523)...................................                     $24,955,523
              OTHER ASSETS AND LIABILITIES, NET-- 1.5% ......................                         386,865
                                                                                                  ------------

              NET ASSETS-- 100.0%  ..........................................                     $25,342,388
                                                                                                  ============


CALIFORNIA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                                COUPON     MATURITY      MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 29.8%                          RATE        DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $  250,000   Orange Co., CA, Muni. Water Dist. 1992B (Allen McColloch Pipeline)..........   4.500% 07/01/1996   $ 250,000
    120,000   Southern California Public Power Auth. Rev., Ser. 1986B, Prerefunded @ 102..   7.000  07/01/1996     122,400
    150,000   California Health Fac. Auth. Insured Hosp. (Childrens Hosp. San Diego)......   4.250  07/01/1996     150,000
    125,000   Southern California Public Power Auth. Rev., Ser 1986B, Prerefunded @ 102...   7.125  07/01/1996     127,500
    500,000   San Mateo Co., CA, Schools Insurance Group RANS, Ser. 1995..................   4.750  07/05/1996     500,040
    500,000   Los Angeles Co., CA, Local Educ. Agy. COP TRANS, Ser. A.....................   4.750  07/05/1996     500,038
    240,000   Oakland, CA, Misc. Rev. Bonds, Ser. 1988A...................................   6.800  08/01/1996     240,596
    250,000   Brea & Olinda, CA, USD COP, Prerefunded @ 102...............................   7.700  08/01/1996     255,844
    500,000   Sacramento, CA, School Dist. COP (Admin. Ctr. Proj.), Prerefunded @100......   4.600  08/01/1996     500,447
    100,000   Mountain View, CA, Cap. Impt. Fin. Auth. Rev. (City Hall/Community Theater).   5.100  08/01/1996     100,104
    500,000   Orange Co., CA, Sanitation COP, Escrowed to Maturity........................  12.000  08/01/1996     503,504
    200,000   Fresno, CA, COP (City Hall/Golf Course), Prerefunded @ 102..................   7.875  08/01/1996     204,642
    230,000   Folsom, CA, School Facs. Proj. GO, Ser. B...................................   6.000  08/01/1996     230,542
    500,000   South Coast, CA, Local Educ. Agencies Pooled TRANS..........................   5.000  08/14/1996     500,866
    135,000   La Mirada, CA, Redev. Agy. Tax Allocation, Ser. A...........................   5.625  08/15/1996     135,289
    100,000   South Orange Co., CA, Pub. Fin. Auth. Special Tax Rev., Ser. 1994C..........   4.250  08/15/1996     100,038
    500,000   Victor Valley, CA, Union High School Dist. TRANS............................   4.500  08/30/1996     500,336
    250,000   San Jose, CA, COP (Convention Center Proj.), Prerefunded @ 102..............   7.500  09/01/1996     256,494
    245,000   Contra Costa Co., CA, Public Fac. Corp. COP, Escrowed to Maturity...........   7.100  09/01/1996     246,424
    100,000   San Francisco, CA, City & Co. Sewer Ref. Rev................................   5.500  10/01/1996     100,340
    500,000   Santa Clara Co., CA, COP, Prerefunded @ 102.................................   8.000  10/01/1996     515,376
    150,000   Sacramento, CA, Muni. Util. Dist. Elec. Rev., Ser. H, Escrowed to Maturity..   6.100  10/01/1996     150,883
    350,000   Univ. of California Hsg. Sys. Group A Rev, Prerefunded @ 102................   7.600  11/01/1996     361,478
    360,000   Univ. of California Hsg. Sys. Group A Rev., Ser. W, Prerefunded @ 102.......   7.800  11/01/1996     372,069
    245,000   California Health Fac. Auth. Rev. (Stanford Univ. Hosp.), Prerefunded @ 102.   7.125  11/01/1996     252,407
    300,000   California St. Public Works Dept. of Corrections Rev., Prerefunded @ 102....   7.375  11/01/1996     309,315
    100,000   Palm Springs, CA, COP (Palm Springs Public Fac. Corp.), Escrowed to Maturity   6.700  11/01/1996     101,046
    400,000   Univ. of California Medical Ctr. Rev. (Satellite Medical Ctr.),
                Escrowed to Maturity......................................................   7.900  12/01/1996     407,005
    100,000   California St. Dept. of Water Rev., Ser. B, Prerefunded @ 101.50............   7.500  12/01/1996     103,042
    150,000   Poway, CA, Redev. Agy. Tax Rev., Prerefunded @ 103..........................   8.100  12/15/1996     157,460
    500,000   California School Cash Reserve Program Auth. 1995 Pool Bonds, Ser. B........   4.500  12/20/1996     501,583
  2,000,000   California School Cash Reserve Program Auth. 1996 Pool Bonds, Ser. A........   4.750  07/02/1997    2,017,280
- -------------                                                                                                   ------------
$10,650,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $10,774,388)................................................                      $10,774,388
                                                                                                               ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 64.9%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $  400,000   Irvine Ranch, CA, Water Dist. Rev., Ser. 1985B.................   3.450%   07/01/96 $   400,000
  1,700,000   California PCR Fin. Auth. (Delano Proj.).......................   3.750    07/01/96   1,700,000
  1,300,000   California PCR Fin. Auth. (Del Marva Power & Light -
                Burney Forest Proj.).........................................   3.650    07/01/96   1,300,000
    800,000   California PCR Fin. Auth. (Honey Lake Power Proj.).............   3.750    07/01/96     800,000
  1,600,000   Irvine Ranch, CA, Assess. Dist. Impt. Rev., Ser. 1989-10.......   3.300    07/01/96   1,600,000
    450,000   Irvine Ranch, CA, Water Dist. Cap. Impt. Proj. Rev., Ser. 1986.   3.500    07/01/96     450,000
  1,000,000   California PCR Fin. Auth., Ser. A (Ultrapower-Rocklin).........   3.799    07/01/96   1,000,000
    500,000   Irvine Ranch, CA, Water Dist. Rev..............................   3.450    07/01/96     500,000
  1,400,000   Anaheim, CA, COP Police Facs. Rev..............................   3.100    07/03/96   1,400,000
  1,500,000   California PCR Fin. Auth. (Pacific Gas & Electric).............   3.450    07/03/96   1,500,000
  1,600,000   Vacaville, CA, IDR (Leggett & Platt, Inc.).....................   3.850    07/03/96   1,600,000
  1,500,000   Los Angeles, CA, Pension Obligation Ref. Rev., Ser. 1996C......   3.150    07/03/96   1,500,000

CALIFORNIA TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 64.9%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$ 1,900,000   San Rafael, CA, IDR, Ser. 1994 (Phoenix American, Inc.)........   3.600%   07/03/96 $ 1,900,000
  1,000,000   Santa Paula, CA, Public Fin. Auth. Rev., Ser. 1996
                (Water Sys. Aquisition Proj.)................................   3.750    07/03/96   1,000,000
  1,500,000   Hanford, CA, Sewer Rev., Ser. A................................   3.750    07/05/96   1,500,000
  1,200,000   Los Angeles, CA, Dept. of Water & Power Rev....................   3.300    07/05/96   1,200,000
  1,000,000   San Bernardino Co., CA, IDR (LaQuinta Motor Inns)..............   3.400    07/05/96   1,000,000
  1,000,000   San Bernardino Co., CA, Capital Impt. Proj. Rev................   3.800    07/05/96   1,000,000
  1,300,000   San Bernardino Co., CA, COP....................................   3.600    07/05/96   1,300,000
    800,000   San Francisco, CA, City & Co. Parking Auth. Rev................   3.300    07/05/96     800,000
- -------------                                                                                     ------------
 $23,450,000  TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $23,450,000)...................................                     $23,450,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 2.4%                                  RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $  855,000   California PCR Fin. Auth.  (San Diego Gas & Elec.).............   4.000% 09/01/1996 $   855,000
- -------------                                                                                     ------------
 $  855,000   TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $855,000)......................................                     $   855,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    COMMERCIAL PAPER-- 6.9%                                           RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,500,000   Riverside Co., CA, Transportation Sales Tax Rev................   3.400% 07/18/1996 $ 1,500,000
  1,000,000   California PCR Fin. Auth. (Pacific Gas & Elec.)................   3.400  08/08/1996   1,000,000
- -------------                                                                                     ------------
 $2,500,000   TOTAL COMMERCIAL PAPER
- -------------
              (Amortized Cost $2,500,000)....................................                     $ 2,500,000
                                                                                                  ------------
 $37,455,000  TOTAL INVESTMENTS AT VALUE -- 104.0%
=============
              (Amortized Cost $37,579,388)...................................                     $37,579,388
              OTHER ASSETS AND LIABILITIES, NET-- (4.0)% ....................                     ( 1,457,327 )
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $36,122,061
                                                                                                  ============


ROYAL PALM FLORIDA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION  BONDS-- 27.2%            RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   100,000   Broward Co., FL, GO, Prerefunded @ 102.........................   7.400% 07/01/1996 $   102,000
    100,000   Broward Co., FL, GO, Prerefunded @ 102.........................   7.500  07/01/1996     102,000
    200,000   Cape Coral, FL, Special Obligation Wastewater Assessment Rev...   4.800  07/01/1996     200,000
    100,000   Ft. Lauderdale, FL, GO, Prerefunded @ 102......................   7.600  07/01/1996     102,000
    250,000   Hernando Co., FL, School Board COP.............................   5.250  07/01/1996     250,000
    100,000   Miami, FL, Sewer Impt. GO .....................................   6.600  07/01/1996     100,000
    110,000   Orlando & Orange Co., FL, Expressway Auth. Rev.,
                Prerefunded @ 102............................................   7.500  07/01/1996     112,200
    125,000   Brevard Co., FL, Local Option Gas Tax Rev., Ser. B.............   4.300  08/01/1996     125,046
  1,000,000   Dade Co., FL, Gtd. Entitlement Rev., Escrowed to Maturity......   9.500  08/01/1996   1,004,694
    100,000   Duval Co., FL, School Dist. GO, Prerefunded @ 102..............   7.300  08/01/1996     102,276
    100,000   Duval Co., FL, School Dist. GO, Ser. 1988, Prerefunded @ 102...   7.500  08/01/1996     102,298
    340,000   Pinellas Co., FL, Transportation Impt. Rev.....................   5.000  08/01/1996     340,372
    330,000   New York, NY, GO, Ser. A, Escrowed to Maturity.................   7.375  08/15/1996     331,480
    250,000   Univ. of Texas General Tuition Rev., Prerefunded @ 102.........   8.000  08/15/1996     256,289
    400,000   Immokalee, FL, Water & Sewer Dist. Rev. BANS...................   3.650  08/30/1996     400,000
    120,000   Albany-Dougherty Co., GA, Hosp. Rev. (Pheobe Putney
                Memorial Hosp.)..............................................   4.000  09/01/1996     120,083
    250,000   Charleston, SC, Public Impt. COP...............................   3.700  09/01/1996     250,000
    680,000   Nevada St. COP.................................................   3.900  09/01/1996     680,000
    110,000   Ormond Beach, FL, Water & Sewer Rev., Prerefunded @ 102........   7.875  09/01/1996     112,891
    500,000   West Volusia, FL, Hosp. Auth. Rev., Ser. B, Prerefunded @ 103..   9.375  09/01/1996     519,608
    230,000   Broward Co., FL, Airport Sys. Rev., Prerefunded @ 100..........  10.000  10/01/1996     233,453
    175,000   Jacksonville, FL, Elec. Auth. Rev., Ser. 2 1987A-1.............   6.600  10/01/1996     176,110
    130,000   Lee Co., FL, Water & Sewer Rev., Prerefunded @ 102.............   6.900  10/01/1996     133,534
  1,295,000   Manatee Co., FL, GO, Ser. A, Prerefunded @ 102.................   7.375  10/01/1996   1,332,397
    500,000   Orange Co., FL, Health Fac. Auth. Rev., Prerefunded Muni. Certfs.,
              Ser. 3, Escrowed to Maturity...................................   4.650  10/01/1996     501,159
    100,000   Orlando, FL, Waste Water Sys. Rev., Ser. B, Prerefunded @ 102..   7.500  10/01/1996     102,901
    100,000   Palm Beach Co., FL, Impt. Rev., Escrowed to Maturity...........   6.900  10/01/1996     100,737
    250,000   St. Petersburg, FL, Public Util. Rev...........................   5.850  10/01/1996     251,197
    100,000   Tampa, FL, Rev.................................................   6.200  10/01/1996     100,565
    225,000   West Palm Beach, FL, Parking Fac. Rev., Prerefunded @ 102......   7.700  10/01/1996     231,572
    150,000   Brevard Co., FL, Second Gtd. Entitlement Rev...................   4.750  11/01/1996     150,560
    500,000   Florida HFA MFH Rev., Prerefunded @ 100........................   5.500  11/01/1996     502,602
    435,000   West Virginia St. Hsg. Dev. Rev................................   6.800  11/01/1996     438,730
    125,000   Cook Co., IL, GO...............................................   3.800  11/15/1996     125,015
    400,000   Philadelphia, PA, Muni. Auth. Justice Lease Rev., Ser. A.......   6.150  11/15/1996     403,815
    420,000   Philadelphia, PA, Muni. Auth. Justice Lease Rev., Ser. B.......   6.150  11/15/1996     424,006
    145,000   Clarksville, TN, Public Bldg. Auth. Rev........................   4.000  12/01/1996     145,276
    160,000   Ohio St. Higher Educ. Fac. Comm. Rev. (Kenyon College),
                Prerefunded @ 102............................................   7.125  12/01/1996     165,592
    200,000   Utah St. University Agric. & Applied Science Rev., Ser. A,
                Escrowed to Maturity.........................................   6.500  12/01/1996     202,291
    250,000   Champaign Co., IL, Comm. USD #116 GO...........................   7.400  12/30/1996     254,867
    100,000   Wakulla Co., FL, Sales Tax Rev., Prerefunded @ 102.............   7.000  01/01/1997     103,630
    175,000   Escambia Co., FL, School Board COP.............................   5.250  02/01/1997     176,436
    250,000   Dallas, TX, GO.................................................   5.000  02/15/1997     251,507
    580,000   Florida St. Div. Board Fin. Dept. Rev. (Sunshine Skyway).......   9.800  06/01/1997     611,099
    375,000   Florida St. Div. Board Fin. Dept. Rev. (Dept. of
                Nature Preservation).........................................   5.750  07/01/1997     381,718
    250,000   Venice, FL, Util. Rev., Prerefunded @ 102......................   6.900  07/01/1997     262,066
- -------------                                                                                     ------------
$12,885,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $13,076,072)...................................                     $13,076,072
                                                                                                  ------------


ROYAL PALM FLORIDA TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 62.6%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   900,000   Dade Co., FL, IDA PCR (Florida Power & Light)..................   3.550% 07/01/1996 $   900,000
  1,000,000   Hamilton Co., OH, Health Sys. Rev. (Franciscan Sisters)........   3.750  07/01/1996   1,000,000
  2,600,000   Hillsborough Co., FL, IDA PCR (Tampa Elec.)....................   3.550  07/01/1996   2,600,000
    300,000   Jacksonville, FL, Health Fac. Auth. Rev., Ser. 1988
                (River Garden)...............................................   4.200  07/01/1996     300,000
  1,500,000   Jacksonville, FL, Health Fac. Auth. Rev., Ser. 1996
                (Genesis Rehab. Hosp.).......................................   3.800  07/01/1996   1,500,000
  2,500,000   Jacksonville, FL, PCR (Florida Power & Light)..................   3.550  07/01/1996   2,500,000
  2,200,000   Ohio Air Quality Dev. Auth. Rev., Ser. 1985B (Cincinnati
                Gas & Elec.).................................................   3.750  07/01/1996   2,200,000
    200,000   Pinal Co., AZ, IDA PCR (Magma Copper Co.)......................   3.600  07/01/1996     200,000
  1,200,000   Pinellas Co., FL, Health Fac. Rev. (Pooled Hosp. Loan).........   3.600  07/01/1996   1,200,000
  1,100,000   Broward Co., FL, HFA (Lake Park Assoc. Ltd. Partnership).......   3.450  07/03/1996   1,100,000
  1,735,000   Illinois Dev. Fin. Auth. MFH Rev. (Cobbler Square Proj.).......   3.850  07/03/1996   1,735,000
  2,000,000   Orange Co., FL, IDR, Ser. 1996A (Univ. of Central Florida
                Proj.).......................................................   3.350  07/03/1996   2,000,000
    800,000   Rockport, IN, PCR, Ser. B (Indiana Michigan Power Co.).........   3.250  07/03/1996     800,000
    720,000   Volusia Co., FL, Health Facs. Auth. Rev. (Pooled Hosp. Loan)...   3.700  07/03/1996     720,000
  1,000,000   Boca Raton, FL, IDR (Parking Garage)...........................   3.675  07/05/1996   1,000,000
    980,000   Dade Co., FL, HFA (Kendall Court Apts.)........................   3.450  07/05/1996     980,000
  1,500,000   Jacksonville, FL, Health Fac. Auth. Rev. (Faculty Practice
                Assoc.)......................................................   3.400  07/05/1996   1,500,000
  1,500,000   Marion Co., FL, HFA (Paddock Pl. Proj.)........................   3.600  07/05/1996   1,500,000
  1,000,000   Marion Co., FL, HFA (Summer Trace Apts.).......................   3.600  07/05/1996   1,000,000
  1,000,000   Orlando, FL, Util. Comm. Water & Elec. Rev.....................   3.250  07/05/1996   1,000,000
  1,800,000   Plant City, FL, Hosp. Rev. (South Florida Baptist Hosp.).......   3.550  07/05/1996   1,800,000
  2,500,000   Volusia Co., FL, Health Facs. Auth. Rev. (West Volusia Health).   3.350  07/05/1996   2,500,000
- -------------                                                                                     ------------
$30,035,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $30,035,000)...................................                     $30,035,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 4.9%                                  RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   650,000   Broomfield, CO, Rev., Ser. 1992 (Up With People Proj.).........   4.000% 07/01/1996 $   650,000
  1,715,000   Florida HFA Rev................................................   3.800  12/15/1996   1,715,000
- -------------                                                                                     ------------
$ 2,365,000   TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $2,365,000)....................................                     $ 2,365,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    COMMERCIAL PAPER-- 3.1%                                           RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$ 1,500,000   St. Lucie Co., FL, PCR (Florida Power & Light Proj. B).........   3.600% 08/07/1996 $ 1,500,000
- -------------                                                                                     ------------
$ 1,500,000   TOTAL COMMERCIAL PAPER
- -------------
              (Amortized Cost $1,500,000)....................................                     $ 1,500,000
                                                                                                  ------------
$46,785,000   TOTAL INVESTMENTS AT VALUE -- 97.8%
=============
              (Amortized Cost $46,976,072)...................................                     $46,976,072
              OTHER ASSETS AND LIABILITIES, NET-- 2.2% ......................                       1,075,067
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $48,051,139
                                                                                                  ============


TAX-FREE INTERMEDIATE TERM FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              ALASKA -- 0.5%
$   385,000   Alaska St. HFC Rev.............................................   7.650% 12/01/2010 $   393,874
                                                                                                  ------------

              ARIZONA -- 3.0%
    300,000   Pinal Co., AZ, IDA PCR VRDN (Magma Copper Co.).................   3.600  07/01/1996     300,000
    500,000   Pima Co., AZ, USD No. 1 (Tuscon), Prerefunded @ 102............   6.750  07/01/1998     533,610
    400,000   Arizona Educ. Loan Mkt. Corp. Rev., Ser. A.....................   6.700  03/01/2000     416,948
    600,000   Maricopa Co., AZ, School Dist. Rev., Ser. 1991C (Tempe Elem.)..   8.000  07/01/2004     713,664
    205,000   Maricopa Co., AZ, SFM Rev., Ser. 1991..........................   7.375  08/01/2005     216,365
                                                                                                  ------------
                                                                                                     2,180,587
                                                                                                  ------------
              CALIFORNIA -- 3.5%
    800,000   Irvine, CA, Assess. Dist. Impt. Rev., VRDN, Ser. 89-10.........   3.300  07/01/1996     800,000
    500,000   Santa Clara Co., CA, Hsg. Auth. ARPB (Orchard Glen Apts.)......   5.250  11/01/1998     501,245
    480,000   Sacramento Co., CA, MFH ARPB (Fairway One Apts.)...............   5.875  02/01/2003     486,461
    500,000   Santa Monica, CA, Redev. Agy. Lease Rev........................   6.000  07/01/2003     529,254
    250,000   California HFA Multi-Unit Rental Rev., Ser. B..................   6.500  08/01/2005     261,323
                                                                                                  ------------
                                                                                                     2,578,283
                                                                                                  ------------
              COLORADO -- 1.4%
  1,000,000   Westminster, CO, MFH ARPB (Oasis Wexford Apts.)................   5.350  12/01/2005     996,300
                                                                                                  ------------

              FLORIDA -- 6.4%
  1,200,000   Univ. of Florida Athletic Assn. Capital Impt. Rev. VRDN
                (Stadium Proj.)..............................................   3.600  07/01/1996   1,200,000
    800,000   Pinellas Co., FL, Health Fac. Rev. VRDN (Pooled Hosp. Loan)....   3.600  07/01/1996     800,000
    200,000   Jacksonville, FL, Health Fac. Auth. Rev. VRDN, Ser. 1988
                (River Garden)...............................................   4.200  07/01/1996     200,000
    500,000   Florida HFA MFH ARPB, Ser. 1978B (Hampton Lakes II Proj.)......   5.700  04/01/2001     505,025
  1,000,000   Florida Board of Educ. Capital Outlay GO, Ser. A...............   5.500  05/01/2004   1,021,160
    200,000   Florida St. GO.................................................   6.500  05/01/2004     202,994
    750,000   Hillsborough Co., FL, Solid Waste Rev..........................   5.500  10/01/2006     764,648
                                                                                                  ------------
                                                                                                    4,693,827
                                                                                                  ------------
              GEORGIA -- 2.1%
    255,000   Atlanta, GA, Airport Extension & Impt. Rev.,
                Escrowed to Maturity.........................................   7.250  01/01/1998     267,215
    700,000   Fulton Co., GA, Water & Sewer Rev., Ser. 1986, Prerefunded
                @ 101........................................................   6.800  01/01/2000     753,921
    500,000   Columbus, GA, Med. Ctr. Hosp. Auth. Rev........................   6.400  08/01/2006     537,185
                                                                                                  ------------
                                                                                                     1,558,321
                                                                                                  ------------
              ILLINOIS -- 3.9%
    500,000   Aurora, IL, MFH Rev., Ser. 1988 (Fox Valley)...................   7.750  09/01/1998     524,485
    680,000   Illinois Educ. Fac. Auth. Rev., Ser. A (Loyola Univ.),
                Prerefunded @ 102............................................   7.125  07/01/2001     758,112
    500,000   Chicago, IL, Public Bldg. Comm. Rev., Escrowed to Maturity.....   7.700  01/01/2008     523,360
  1,000,000   Evergreen Park, IL, Hosp. Fac. Rev. (Little Co. Mary Hosp.)....   7.750  02/15/2009   1,065,140
                                                                                                  ------------
                                                                                                     2,871,097
                                                                                                  ------------
              INDIANA -- 2.2%
  1,000,000   Indiana Bond Bank Special Prog. Rev., Ser. A1..................   6.650  01/01/2004   1,064,740
    500,000   Indiana HFA Multi-Unit Mtg. Prog. Rev., Ser. 1992A.............   6.600  01/01/2012     519,425
                                                                                                  ------------
                                                                                                     1,584,165
                                                                                                  ------------
              IOWA -- 1.7%
    250,000   Iowa Student Loan Liquidity Corp. Rev..........................   6.400  07/01/2004     262,765
    420,000   Iowa HFA Rev...................................................   6.500  07/01/2006     438,346
    240,000   Iowa Student Loan Liquidity Corp. Rev..........................   6.600  07/01/2008     250,754
    250,000   Cedar Rapids, IA, Hosp. Fac. Rev. (St. Luke's Methodist Hosp.).   6.000  08/15/2009     256,693
                                                                                                  ------------
                                                                                                     1,208,558
                                                                                                  ------------


TAX-FREE INTERMEDIATE TERM FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              KENTUCKY -- 3.2%
$   675,000   Owensboro, KY, Elec. Light & Power Rev., Prerefunded @ 102.....  10.250% 01/01/2000 $   804,640
    750,000   Kentucky St. Turnpike Auth. EDR (Revitalization Proj.).........   5.250  07/01/2005     758,040
    750,000   Kentucky St. Property & Bldg. Comm. Proj. #59 Rev..............   5.200  05/01/2006     744,248
                                                                                                  ------------
                                                                                                     2,306,928
                                                                                                  ------------
              LOUISIANA -- 1.4%
    440,000   Louisiana Public Fac. Auth. Rev. (Medical Ctr. of Louisiana)...   6.000  10/15/2003     462,026
    500,000   West Ouachita Parish, LA, School Dist. GO, Ser. A..............   6.700  03/01/2006     542,590
                                                                                                  ------------
                                                                                                     1,004,616
                                                                                                  ------------
              MARYLAND -- 1.5%
    500,000   Maryland St. Health & Higher Educ. Fac. Auth. Rev.
                (Univ. of Maryland Medical Sys.).............................   6.500  07/01/2001     538,130
    500,000   Maryland St. Comm. Dev. Admin. Rev.............................   8.500  04/01/2002     523,155
                                                                                                  ------------
                                                                                                     1,061,285
                                                                                                  ------------
              MASSACHUSETTS -- 4.4%
    750,000   Massachusetts St. Indust. Fin. Agy. ARPB (Asahi/America, Inc.).   5.100  03/01/1999     755,348
    500,000   New England Educ. Loan Mkt. Corp. Rev., Ser. 1992A.............   6.500  09/01/2002     533,370
    500,000   New England Educ. Loan Mkt. Corp. Rev., Ser. 1992B.............   6.600  09/01/2002     534,345
  1,280,000   Worcester, MA, GO..............................................   6.000  07/01/2006   1,355,008
                                                                                                  ------------
                                                                                                    3,178,071
                                                                                                  ------------
              MICHIGAN -- 2.3%
  1,000,000   Michigan St. Bldg. Auth. Rev., Ser. II.........................   6.400  10/01/2004   1,076,470
    600,000   Kalamazoo, MI, Hosp. Fin. Auth. Rev., Ser. A
                (Borgess Medical Ctr.).......................................   5.000  06/01/2006     575,934
                                                                                                  ------------
                                                                                                    1,652,404
                                                                                                  ------------
              MINNESOTA -- 1.0%
    700,000   Centennial, MN, ISD GO, Ser. A.................................   5.600  02/01/2002     727,839
                                                                                                  ------------

              MISSISSIPPI -- 1.0%
    500,000   Mississippi Higher Educ. Rev., Ser. B..........................   6.100  07/01/2001     513,415
    250,000   Hattiesburg, MS, Water & Sewer Rev.............................   4.800  08/01/2002     247,545
                                                                                                  ------------
                                                                                                      760,960
                                                                                                  ------------
              NEBRASKA -- 1.1%
     47,000   Nebraska Invest. Fin. Auth. SFM Rev., Ser. A...................   8.600  05/15/1997      48,116
    680,000   Nebraska Invest. Fin. Auth. Rev., Ser. 1989 (Foundation for
               Educ. Fund), Escrowed to Maturity.............................   7.000  11/01/2009     734,237
                                                                                                  ------------
                                                                                                      782,353
                                                                                                  ------------
              NEVADA -- 2.2%
    315,000   Washoe Co., NV, GO, Prerefunded @ 102..........................   7.375  07/01/1999     344,790
  1,000,000   Las Vegas, NV, GO, Sewer Impt. Rev.............................   6.500  10/01/2006   1,077,200
    185,000   Washoe Co., NV, GO.............................................   7.375  07/01/2009     200,373
                                                                                                  ------------
                                                                                                    1,622,363
                                                                                                  ------------
              NEW YORK -- 2.6%
    415,000   New York, NY, GO, Prerefunded @ 102............................   8.000  08/01/1997     441,842
    500,000   New York Local Gov't. Asst. Corp. Rev., Ser. 1991B.............   7.000  04/01/2002     549,710
     85,000   New York, NY, GO...............................................   8.000  08/01/2005      89,833
    810,000   New York St. Dorm. Auth. Rev. (Devereux Foundation)............   4.850  07/01/2006     786,494
                                                                                                  ------------
                                                                                                    1,867,879
                                                                                                  ------------

TAX-FREE INTERMEDIATE TERM FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              NORTH CAROLINA -- 8.0%
  $ 500,000   Charlotte, NC, GO..............................................   4.750% 02/01/2006 $   485,355
  1,065,000   Durham, NC, COP................................................   6.375  12/01/2006   1,132,457
  1,200,000   Asheville, NC, GO..............................................   6.100  03/01/2008   1,266,072
  1,000,000   Charlotte-Mecklenberg Hosp. NC, Health Care Sys. Rev...........   5.600  01/15/2009   1,005,040
    980,000   Univ. of North Carolina Chapel Hill Rev. (Univ. NC Hosp.)......   5.050  02/15/2009     924,816
  1,000,000   Univ. of North Carolina Chapel Hill Rev. (Univ. NC Hosp.)......   5.150  02/15/2010     947,380
                                                                                                  ------------
                                                                                                    5,761,120
                                                                                                  ------------
              OHIO -- 19.0%
  1,400,000   Ohio Air Quality Dev. Auth. Rev., VRDN, Ser. 1985B
                (Cincinnati Gas & Elec.).....................................   3.750  07/01/1996   1,400,000
    500,000   Ohio St. Bldg. Auth. Rev., Ser. A, Escrowed to Maturity........   7.150  03/01/1999     532,870
    700,000   Franklin Co., OH, Dev. & Ref. Rev., Ser. 1993
                (American Chemical Soc.).....................................   5.500  04/01/2000     700,707
    500,000   Franklin Co., OH,  Rev. (Online Computer Library Ctr.).........   5.500  04/15/2000     499,750
    750,000   Fairfield, OH, IDR ARPB (Skyline Chili, Inc.)..................   5.000  09/01/2000     746,048
    950,000   Akron Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Summa Health Systems).......................................   5.900  11/15/2002     990,888
    270,000   Warren Co., OH, Hosp. Fac. Rev. (Otterbein Home)...............   7.000  07/01/2003     290,528
  1,000,000   Ohio St. EDR Ohio Enterprise Bond Fd. (Smith Steelite Proj.)...   5.600  12/01/2003     984,480
    500,000   Hamilton Co., OH, Hosp. Fac. Rev. (Episcopal Retirement Home)..   6.600  01/01/2004     532,970
    825,000   Jackson, OH, Electric Sys. Mtg. Rev............................   5.200  07/15/2004     796,686
    445,000   Ohio St. EDR Ohio Enterprise Bond Fd. (Cheryl & Co.)...........   5.500  12/01/2004     471,740
    625,000   Cuyahoga Co., OH, Util. Sys. Impt. & Ref. Rev., Ser. 1995B.....   5.500  08/15/2005     632,106
  1,005,000   Franklin Co., OH, Health Care Fac. Rev. (First Comm. Village)..   6.000  06/01/2006   1,004,940
    400,000   Painesville, OH, Elec. Rev.....................................   6.000  11/01/2006     414,828
  1,000,000   Mahoning Co., OH, GO...........................................   6.600  12/01/2006   1,086,970
    590,000   Ohio St. GO....................................................   4.950  08/01/2008     567,326
    800,000   West Clermont, OH, LSD GO......................................   6.150  12/01/2008     846,248
    500,000   Hamilton Co., OH, Hosp. Fac. Rev. (Bethesda Hosp.).............   7.000  01/01/2009     513,815
    750,000   Univ. of Cincinnati, OH, General Receipts, Ser. G..............   7.000  06/01/2011     818,580
                                                                                                  ------------
                                                                                                   13,831,480
                                                                                                  ------------
              PENNSYLVANIA -- 5.0%
    605,000   Chartiers Valley, PA, Comm. Dev. ARPB
                (Colonial Bldg. Partners Proj.)..............................   5.625  12/01/1997     609,271
    500,000   Pennsylvania St., IDR, Ser. A, Prerefunded @ 102...............   7.000  07/01/2001     555,630
  1,000,000   Allegheny Co., PA, Hosp. Dev. Auth. Rev.
                (Univ. of Pittsburgh Medical Ctr.)...........................   4.850  12/01/2006     944,050
  1,000,000   Pennsylvania Intergovt. Coop. Auth. Rev. (City of Philadelphia)   5.200  06/15/2007     980,190
    500,000   Pennsylvania Fin. Auth. Muni. Cap. Impt. Proj. Rev.............   6.600  11/01/2009     527,750
                                                                                                  ------------
                                                                                                    3,616,891
                                                                                                  ------------
              PUERTO RICO -- 0.2%
    175,000   Puerto Rico Commonwealth GO, Prerefunded @ 102.................   7.125  07/01/1997     184,408
                                                                                                  ------------

              SOUTH CAROLINA -- 3.2%
  1,000,000   Piedmont, SC, Muni. Power Agy. Rev., Ser. A....................   6.000  01/01/2002   1,054,020
    525,000   South Carolina St. GO, Ser. A..................................   6.000  03/01/2004     557,655
    725,000   Richland-Lexington, SC, Airport Dist. Rev., Ser. 1995
                (Columbia Metro.)............................................   6.000  01/01/2008     746,881
                                                                                                  ------------
                                                                                                    2,358,556
                                                                                                  ------------
              TENNESSEE -- 1.5%
    525,000   Southeast, TN, Tax-Exempt Mtg. Trust ARPB,
                Ser. 1990, Mandatory Put.....................................   7.250  04/01/2003     576,214
    500,000   Nashville, TN, Metro. Airport Rev., Ser. C.....................   6.625  07/01/2007     536,045
                                                                                                  ------------
                                                                                                    1,112,259
                                                                                                  ------------


TAX-FREE INTERMEDIATE TERM FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              TEXAS -- 8.2%
$   510,000   Pasadena, TX, IDR (Univ. Space Research Assn.).................   6.650% 10/01/1996 $   512,876
    500,000   Texas Turnpike Auth. Rev. (Dallas N. Tollway),
                Prerefunded @ 102............................................   7.250  01/01/1999     542,210
    500,000   Houston, TX, Sr. Lien Rev., Ser. A (Hotel Tax & Parking Fac.),
                Prerefunded @ 100............................................   7.000  07/01/2001     549,155
    350,000   Univ. of Texas, TX, Rev., Ser. B, Prerefunded @102.............   6.750  08/15/2001     386,680
  1,000,000   Texas National Research Lab. Fin. Corp. Lease Rev.,
                Prerefunded @ 102............................................   6.850  12/01/2001   1,111,800
    500,000   N. Texas Higher Educ. Student Loan Rev., Ser. 1991A............   6.875  04/01/2002     523,945
    650,000   Galveston, TX, Health Fac. Rev. (Devereux Foundation)..........   4.900  11/01/2006     628,056
    500,000   N. Central, TX, Health Fac. Rev. (Baylor Health Care),
                Indexed INFLOS...............................................   8.150  05/15/2008     539,755
    479,105   Midland, TX, HFC Rev., Ser. A2.................................   8.450  12/01/2011     511,253
    650,000   Univ. of Texas, TX, Rev., Ser. B...............................   6.750  08/15/2013     701,441
                                                                                                  ------------
                                                                                                    6,007,171
                                                                                                  ------------
              UTAH -- 1.2%
    870,000   Utah St. School Dist. Fin. Corp. Rev., Mandatory Redemption....   8.375  08/15/1998     927,255
                                                                                                  ------------

              VIRGINIA -- 1.4%
    500,000   Chesterfield Co., VA, GO, Ser. B...............................   6.200  01/01/1999     521,995
    500,000   Chesapeake, VA, GO.............................................   5.900  08/01/2005     527,285
                                                                                                  ------------
                                                                                                    1,049,280
                                                                                                  ------------
              WASHINGTON -- 5.2%
    750,000   Seattle, WA, Drain & Wastewater Util. Rev., Prerefunded @ 102..   7.000  12/01/1999     819,487
  1,000,000   Seattle, WA, Muni. Metro. Sewer Rev., Prerefunded @ 102........   6.875  01/01/2000   1,087,940
    335,000   Washington St. GO, Ser. A, Prerefunded @ 100...................   6.400  03/01/2001     357,613
    440,000   Port of Everett, WA, Rev.......................................   6.500  04/01/2000     441,791
  1,000,000   Washington St. Motor Vehicle Fuel Tax Ref. GO..................   6.000  09/01/2004   1,056,040
                                                                                                  ------------
                                                                                                    3,762,871
                                                                                                  ------------
              WISCONSIN -- 1.4%
    505,000   Village of Dresser, WI, PCR Ref. Rev. (F & A Dairy, Inc.)......   6.000  05/01/2000     509,215
    500,000   Wisconsin Public Power System Rev., Ser. A, Prerefunded @ 102..   7.500  07/01/2000     558,320
- -------------                                                                                     ------------
                                                                                                    1,067,535
                                                                                                  ------------
$69,946,105   TOTAL MUNICIPAL BONDS -- 99.7%
=============
              (Amortized Cost $71,287,629) ..................................                     $72,708,536
              OTHER ASSETS AND LIABILITIES, NET-- 0.3% ......................                         204,869
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $72,913,405
                                                                                                  ============


OHIO INSURED TAX-FREE FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 88.8%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   470,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.),
                Prerefunded @ 102............................................   7.500% 09/01/1999  $  519,256
    500,000   Montgomery Co., OH, Garbage & Refuse Rev., Ser. A,
                Prerefunded @ 102............................................   7.100  11/01/1999     547,675
    500,000   Ohio St. Bldg. Auth. Local Jail Rev. , Prerefunded @ 102.......   7.350  04/01/2000     554,040
    500,000   Ohio St. Higher Educ. Fac. Rev. (Ohio Northern Univ.),
                Prerefunded @ 100............................................   7.250  05/15/2000     544,525
    500,000   Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Children's Hosp.), Prerefunded @ 102........................   7.450  11/15/2000     561,440
    500,000   Franklin Co., OH, Convention Fac. Auth. Tax & Lease Rev.,
                Prerefunded @ 102............................................   7.000  12/01/2000     553,370
    500,000   Fairfield Co., OH, Hosp. Fac. Rev. (Lancaster-Fairfield Hosp.),
                Prerefunded @ 102............................................   7.100  06/15/2001     558,855
    250,000   Franklin Co., OH, IDR (1st Community Village Healthcare),
                Prerefunded @ 101.50.........................................  10.125  08/01/2001     306,442
     30,000   Clermont Co., OH, Hosp. Fac. Rev., Ser. A (Mercy Health Sys.),
                Prerefunded @ 100...........................................    7.500  09/01/2001      33,685
    460,000   Westerville, Minerva Park & Blendon, OH, Joint Hosp. Dist.
                Rev. (St. Ann's), Prerefunded @ 102..........................   7.100  09/15/2001     516,111
  1,310,000   Cuyahoga Co., OH, Hosp. Rev. (Mt. Sinai), Prerefunded @ 102....   6.625  11/01/2001   1,444,367
    500,000   Clermont Co., OH, Sewer Sys. Rev., Ser. 1991, Prerefunded @ 102   7.100  12/01/2001     562,830
     15,000   Summit Co., OH, GO, Ser. A, Prerefunded @ 100..................   6.900  08/01/2002      16,579
     40,000   Ohio St. Bldg. Auth. Rev. (Frank Lausch Proj.),
                Prerefunded @ 100............................................  10.125  04/01/2003      48,878
    160,000   Ohio St. Bldg. Auth. Rev. (Columbus St. Proj.),
                Prerefunded @ 100............................................  10.125  04/01/2003     194,533
    230,000   Summit Co., OH, GO, Ser. A, Prerefunded @ 100..................   6.900  08/01/2003     256,100
    290,000   Alliance, OH, CSD GO...........................................   6.900  12/01/2006     316,410
  1,635,000   Montgomery Co., OH, Solid Waste Rev............................   5.000  11/01/2007   1,594,828
    500,000   Cleveland, OH, Waterworks Impt. Rev., Ser. G (First Mtg.)......   5.500  01/01/2009     502,245
  1,000,000   Franklin Co., OH, Hosp. Impt. Rev. (Holy Cross Health Sys.)....   7.625  06/01/2009   1,104,770
    500,000   Mansfield, OH, Hosp. Impt. Rev. (Mansfield General)............   6.700  12/01/2009     537,435
    250,000   Ohio St. Water Dev. Auth. Ref. & Impt. Rev. (Pure Water),
                Escrowed to Maturity.........................................   7.000  12/01/2009     281,370
    500,000   Ohio Capital Corp. MFH Rev.....................................   7.500  01/01/2010     535,435
    500,000   Hamilton, OH, Water Sys. Mtg. Rev., Ser. 1991A.................   6.400  10/15/2010     527,005
    500,000   Montgomery Co., OH, Solid Waste Rev............................   5.350  11/01/2010     488,230
    500,000   Butler Co., OH, Hosp. Fac. Rev. (Middletown Regional Hosp.)....   6.750  11/15/2010     539,355
  1,000,000   Canton, OH, Waterworks Sys. GO, Ser. 1995......................   5.750  12/01/2010   1,013,330
    500,000   St. Mary's, OH, Elec. Sys. Rev.................................   7.150  12/01/2010     550,845
    500,000   Cleveland, OH, Waterworks Impt. Rev............................   6.500  01/01/2011     530,100
    275,000   Cuyahoga Co., OH, Hosp. Rev. (University Hosp.), Escrowed to
                Maturity.....................................................   9.000  06/01/2011     303,979
  1,700,000   Ohio St. Water Dev. Auth. PCR..................................   5.700  06/01/2011   1,708,143
  1,500,000   Ohio St. Water Dev. Auth. PCR..................................   5.300  06/01/2011   1,448,925
    590,000   Ohio HFA SFM Rev., Ser. 1991D..................................   7.000  09/01/2011     622,167
    365,000   Bexley, OH, CSD GO.............................................   7.125  12/01/2011     426,371
    500,000   Greene Co., OH, Water Sys. Rev.................................   6.850  12/01/2011     541,900
    500,000   Maple Heights, OH, Various Purpose GO..........................   7.000  12/01/2011     551,860
    760,000   Springboro, OH, CSD GO.........................................   6.000  12/01/2011     799,946
    500,000   Stark Co., OH, Various Purpose GO..............................   7.050  12/01/2011     548,670
    530,000   Urbana, OH, Wastewater Impt. GO................................   7.050  12/01/2011     593,038
    600,000   Westerville, OH, Water Sys. Impt. GO...........................   6.450  12/01/2011     637,992
    500,000   Cleveland, OH, GO, Ser. A......................................   6.375  07/01/2012     524,400
    255,000   Summit Co., OH, GO, Ser. A.....................................   6.900  08/01/2012     272,641
    500,000   Brunswick, OH, CSD GO..........................................   6.900  12/01/2012     541,835
    500,000   Ohio St. Higher Educ. Fac. Rev. (Univ. of Dayton)..............   7.250  12/01/2012     552,805
    500,000   Springfield, OH, LSD GO........................................   6.600  12/01/2012     534,865
    500,000   Summit Co., OH, Various Purpose GO.............................   6.625  12/01/2012     535,445
    500,000   Warrensville Heights, OH, GO...................................   6.400  12/01/2012     536,455
  1,095,000   West Clermont, OH, LSD GO......................................   6.900  12/01/2012   1,211,103
    500,000   Worthington, OH, CSD GO........................................   6.375  12/01/2012     524,825
  2,500,000   Hamilton Co., OH, Hosp. Fac. Rev., Ser. D
                (Children's Hosp. Medical Ctr.)..............................   5.000  05/15/2013   2,296,450

OHIO INSURED TAX-FREE FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 88.8%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   370,000   Ohio HFA SFM Rev., Ser. 1990D..................................   7.500% 09/01/2013 $   390,195
  1,425,000   Butler Co., OH, Sewer Sys. Rev.................................   5.125  12/01/2013   1,338,160
    500,000   Ohio St. Bldg. Auth. Rev., Ser. 1994A
                (Juvenile Correctional Bldg.)................................   6.600  10/01/2014     533,735
    500,000   Mahoning Co., OH, Hosp. Impt. Rev. (YHA, Inc.).................   7.000  10/15/2014     541,020
    460,000   Bedford Heights, OH, GO........................................   6.500  12/01/2014     488,971
    290,000   Garfield Heights, OH, Various Purpose GO.......................   6.300  12/01/2014     301,438
  1,250,000   Maumee, OH, Hosp. Fac. Rev., Ser. 1994 (St. Luke's Hosp. Proj.)   5.800  12/01/2014   1,241,550
    290,000   Northwest, OH, LSD GO..........................................   7.050  12/01/2014     320,322
    530,000   Ottawa Co., OH, GO.............................................   5.750  12/01/2014     527,588
  1,000,000   Portage Co., OH, GO............................................   6.200  12/01/2014   1,035,660
  1,000,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.)..........   5.875  09/01/2015     999,330
    550,000   Cambridge, OH, Water Sys. Mtg. Rev.............................   5.500  12/01/2015     534,638
  1,750,000   Dayton, OH, Airport Rev. (James M. Cox Dayton Int'l. Airport)..   5.250  12/01/2015   1,644,440
    500,000   Delaware, OH, CSD GO...........................................   5.750  12/01/2015     498,235
  1,700,000   Massillon, OH, GO..............................................   6.625  12/01/2015   1,821,754
    500,000   Ohio St. Higher Educ. Fac. Rev. (Univ. of Dayton)..............   6.750  12/01/2015     539,065
  1,420,000   Stow, OH, Safety Center Const., GO.............................   6.150  12/01/2015   1,463,409
  1,000,000   Tuscarawas, OH, LSD GO, Ser. 1995..............................   6.600  12/01/2015   1,076,500
    500,000   Cleveland, OH, Waterworks Impt. Rev............................   6.250  01/01/2016     512,925
    750,000   Columbus-Polaris Hsg. Corp. Ohio Mtg. Rev., Prerefunded @100...   7.400  01/01/2016     840,540
    500,000   Ohio St. Air Quality Dev. Auth. Rev. (Ohio Edison).............   7.450  03/01/2016     547,185
  1,000,000   Montgomery Co., OH, Hosp. Rev. (Kettering Medical Ctr.)........   5.625  04/01/2016     976,030
    405,000   Ohio HFA SFM Rev., Ser. 1990F..................................   7.600  09/01/2016     429,191
  1,085,000   Ohio HFA SFM Rev., Ser. 1991D..................................   7.050  09/01/2016   1,140,834
    500,000   Celina, OH, Wastewater Sys. Mtg. Rev...........................   6.550  11/01/2016     527,195
  1,000,000   Cleveland, OH, Public Power Sys. Rev...........................   7.000  11/15/2016   1,104,420
    750,000   Montgomery Co., OH, Hosp. Rev. (Miami Valley Hosp.)............   6.250  11/15/2016     771,090
    705,000   Big Walnut, OH, LSD GO (Community Library Proj.)...............   6.650  12/01/2016     756,310
    590,000   Garfield Heights, OH, Various Purpose GO.......................   7.050  12/01/2016     646,687
    850,000   Alliance, OH, Waterworks Sys. Rev..............................   6.650  10/15/2017     906,245
    500,000   Toledo, OH, Sewer Sys. Rev.....................................   6.350  11/15/2017     521,580
    675,000   Reynoldsburg, OH, CSD GO.......................................   6.550  12/01/2017     718,963
    500,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1990B (Ohio Edison).   7.100  06/01/2018     542,230
    500,000   Newark, OH, Water Sys. Impt. Rev...............................   6.000  12/01/2018     505,350
     15,000   Ohio St. Water Dev. Auth. Ref. Rev.............................   9.375  12/01/2018      15,684
  1,000,000   S. Euclid-Lyndhurst, OH, CSD GO, Ser. 1996.....................   6.400  12/01/2018   1,051,640
    500,000   Seneca Co., OH, GO (Jail Fac.).................................   6.500  12/01/2018     530,215
    500,000   Franklin Co., OH, Hosp. Rev., Ser. 1991 (Mt. Carmel)...........   6.750  06/01/2019     533,075
    500,000   Crawford Co., OH, GO...........................................   6.750  12/01/2019     541,630
    360,000   Cuyahoga Co., OH, Hosp. Rev. (University Hosp.)................   6.250  01/15/2020     368,230
    500,000   Lucas Co., OH, Hosp. Impt. Rev. (St. Vincent's Hosp.)..........   6.750  08/15/2020     539,435
  1,750,000   Celina, OH, CSD GO.............................................   5.250  12/01/2020   1,625,033
  1,000,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985A
                (Columbus Southern Power)....................................   6.375  12/01/2020   1,037,170
    200,000   Montgomery Co., OH, Hosp. Rev. (Sisters of Charity)............   6.625  05/15/2021     211,324
  1,000,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.)..........   6.733  10/05/2021   1,058,390
     20,000   Puerto Rico HFC SFM Rev., Ser. A ..............................   7.800  10/15/2021      20,599
  1,220,000   Butler Co., OH, Sewer Sys. Rev.................................   5.250  12/01/2021   1,131,294
  1,000,000   Kent St. Univ. General Receipts Rev............................   6.500  05/01/2022   1,057,040
    165,000   Puerto Rico HFC Rev............................................   6.850  10/15/2023     171,092
  1,000,000   Springboro, OH, Community CSD GO...............................   5.100  12/01/2023     904,420
  1,000,000   Ohio St. Turnpike Rev., Ser. 1996A.............................   5.500  02/15/2026     953,630
  1,000,000   Ohio St. Air Quality PCR (Penn Power)..........................   6.450  05/01/2027   1,041,670
- -------------                                                                                     ------------
$68,385,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $67,853,032)...................................                     $70,988,215
                                                                                                  ------------


OHIO INSURED TAX-FREE FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 10.8%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$ 8,600,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985B...............   3.750% 07/01/1996 $ 8,600,000
- -------------                                                                                     ------------
$ 8,600,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $8,600,000)....................................                     $ 8,600,000
                                                                                                  ------------
$76,985,000   TOTAL INVESTMENTS AT VALUE -- 99.6%
=============
              (Amortized Cost $76,453,032)...................................                     $79,588,215
              OTHER ASSETS AND LIABILITIES, NET--  0.4% .....................                         322,462
                                                                                                  ------------
              NET ASSETS-- 100.0%  ..........................................                     $79,910,677

NOTES TO PORTFOLIOS OF INVESTMENTS

JUNE 30, 1996
==============================================================================

Variable and adjustable rate put bonds earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The rates shown in the Portfolios of Investments are the coupon rates in effect at June 30, 1996.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

Bonds denoted as prerefunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated in the Portfolios of Investments are the stipulated prerefunded dates.

PORTFOLIO ABBREVIATIONS:

ARPB - Adjustable Rate Put Bonds
BANS - Bond Anticipation Notes
COP - Certificates of Participation
CSD - City School District
EDA - Economic Development Authority
EDR - Economic Development Revenue
GO - General Obligation
HFA - Housing Finance Authority/Agency
HFC - Housing Finance Corporation
IDA - Industrial Development Authority/Agency
IDR - Industrial Development Revenue



ISD - Independent School District
LSD - Local School District
MFH - Multi-Family Housing
MFM - Multi-Family Mortgage
PCR - Pollution Control Revenue
RANS - Revenue Anticipation Notes
SFM - Single Family Mortgage
TANS - Tax Anticipation Notes
TRANS - Tax Revenue Anticipation Notes
USD - Unified School District
VRDN - Variable Rate Demand Notes

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
==============================================================================


Logo: Arthur Andersen LLP




To the Shareholders and Board of Trustees of the Midwest Group Tax Free Trust:

We have audited the accompanying statements of assets and liabilities of the Ohio Tax-Free Money Fund, Tax-Free Money Fund, Tax-Free Intermediate Term Fund, Ohio Insured Tax-Free Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund of the Midwest Group Tax Free Trust (a Massachusetts business trust), including the portfolios of investments, as of June 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Ohio Tax-Free Money Fund, Tax-Free Money Fund, Tax-Free Intermediate Term Fund, Ohio Insured Tax-Free Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund of the Midwest Group Tax Free Trust as of June 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/Arthur Andersen LLP
Cincinnati, Ohio,
August 1, 1996